As filed with the Securities and Exchange Commission on July 20, 2018

Registration No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM S-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

VISTRA ENERGY CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	4911	36-4833255
(State or Other Jurisdiction of Incorporation or Organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

6555 Sierra Drive

Irving, Texas 75039

(214) 812-4600

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Stephanie Zapata Moore

Vistra Energy Corp.

Executive Vice President and General Counsel

6555 Sierra Drive

Irving, Texas 75039

(214) 812-4600

(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent of Service)

With a copy to:

William D. Howell Sidley Austin LLP 2021 McKinney Avenue

Dallas, Texas 75201 (214) 981-3418

Approximate date of commencement of proposed sale to the public: As soon as practicable following the effective date of this registration statement.

If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, please check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, smaller reporting company or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐		Accelerated filer	☐
Non-accelerated filer	☒	(Do not check if a smaller reporting company)	Smaller reporting company	☐
			Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.  ☐

If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction:

Exchange Act Rule 13e-4(i) (Cross-Border Issuer Tender Offer)  ☐

Exchange Act Rule 14d-1(d) (Cross-Border Third-Party Tender Offer)  ☐

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered	Amount to be Registered	Proposed Maximum Offering Price per Note	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee (1)
8.125% Senior Notes due 2026	$850,000,000	100%	$850,000,000	$105,825
Guarantees of 8.125% Senior Notes due 2026 (2)	$—	$—	$—	$—(3)

(1)	The registration fee was calculated pursuant to Rule 457(f) under the Securities Act of 1933. For purposes of this calculation, the offering price per note was assumed to be the stated principal amount of each original note that may be received by the registrant in the exchange transaction in which the notes will be offered.

(2)	No separate consideration will be received for the guarantees. Each subsidiary of Vistra Energy Corp. that is listed below in the Table of Additional Registrant Guarantors will guarantee the notes being registered.

(3)	Pursuant to Rule 457(n) of the Securities Act of 1933, no registration fee is required for the guarantees.

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

TABLE OF ADDITIONAL REGISTRANT GUARANTORS

*	The following are additional registrants that are guaranteeing the securities registered hereby:

Exact Name of Registrant Guarantor as Specified in its Charter (1)	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
ANP Bellingham Energy Company, LLC	Delaware	76-0542814
ANP Blackstone Energy Company, LLC	Delaware	76-0542813
Big Brown Power Company LLC	Texas	75-2967823
Brighten Energy LLC	Delaware	27-3494107
Calumet Energy Team, LLC	Delaware	26-3603010
Casco Bay Energy Company, LLC	Delaware	01-0506520
Coffeen and Western Railroad Company	Illinois	20-0826424
Coleto Creek Power, LLC	Delaware	03-0599683
Comanche Peak Power Company LLC	Delaware	30-0951044
Dallas Power & Light Company, Inc.	Texas	—
Dynegy Administrative Services Company	Delaware	76-0593537
Dynegy Associates Northeast LP, Inc.	Delaware	76-0555357
Dynegy Coal Generation, LLC	Delaware	—
Dynegy Coal Holdco, LLC	Delaware	45-2737371
Dynegy Coal Trading & Transportation, L.L.C.	Delaware	76-0630494
Dynegy Commercial Asset Management, LLC	Ohio	31-1758336
Dynegy Conesville, LLC	Delaware	47-0989911
Dynegy Dicks Creek, LLC	Delaware	47-0989594
Dynegy Energy Services (East), LLC	Delaware	37-1484250
Dynegy Energy Services, LLC	Delaware	90-0924805
Dynegy Fayette II, LLC	Delaware	27-3694313
Dynegy Gas Imports, LLC	Delaware	20-8755896
Dynegy Hanging Rock II, LLC	Delaware	27-3694481
Dynegy Kendall Energy, LLC	Delaware	22-3628696
Dynegy Killen, LLC	Delaware	47-1027572
Dynegy Marketing and Trade, LLC	Delaware	26-3737827
Dynegy Miami Fort, LLC	Delaware	46-5692442
Dynegy Midwest Generation, LLC	Delaware	45-2737533
Dynegy Morro Bay, LLC	Delaware	77-0486184
Dynegy Moss Landing, LLC	Delaware	77-0486186
Dynegy Northeast Generation GP, Inc.	Delaware	76-0555359
Dynegy Oakland, LLC	Delaware	77-0486187
Dynegy Operating Company	Texas	74-1670543
Dynegy Power Generation, Inc.	Delaware	20-4063728
Dynegy Power Marketing, LLC	Texas	76-0425964
Dynegy Power, LLC	Delaware	38-2875546
Dynegy Resource II, LLC	Delaware	—
Dynegy Resources Generating Holdco, LLC	Delaware	27-4387798
Dynegy South Bay, LLC	Delaware	33-0833237
Dynegy Stuart, LLC	Delaware	47-1065327
Dynegy Washington II, LLC	Delaware	27-3694614
Dynegy Zimmer, LLC	Delaware	46-5730986
Ennis Power Company, LLC	Delaware	76-0615772
EquiPower Resources Corp.	Delaware	27-2294219
Forney Pipeline, LLC	Delaware	—
Generation SVC Company	Texas	45-0470622
Havana Dock Enterprises, LLC	Delaware	—

Exact Name of Registrant Guarantor as Specified in its Charter (1)	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
Hays Energy, LLC	Delaware	76-0565718
Hopewell Power Generation, LLC	Delaware	76-0229111
Illinois Power Generating Company	Illinois	37-1395586
Illinois Power Marketing Company	Illinois	37-1395583
Illinois Power Resources Generating, LLC	Delaware	80-0964092
Illinois Power Resources, LLC	Delaware	—
Illinova Corporation	Illinois	37-1319890
IPH, LLC	Delaware	36-4757063
Kincaid Generation, L.L.C.	Virginia	54-1796772
La Frontera Holdings, LLC	Delaware	46-2171160
Lake Road Generating Company, LLC	Delaware	52-1923765
Liberty Electric Power, LLC	Delaware	54-1907703
Lone Star Energy Company, Inc.	Texas	75-1325876
Lone Star Pipeline Company, Inc.	Texas	75-2522789
Luminant Energy Company LLC	Texas	45-2790807
Luminant Energy Trading California Company	Texas	75-2723853
Luminant ET Services Company LLC	Texas	75-2967835
Luminant Generation Company LLC	Texas	75-2967820
Luminant Mining Company LLC	Texas	75-2967821
Masspower, LLC	Massachusetts	04-3126542
Midlothian Energy, LLC	Delaware	76-0555833
Milford Power Company, LLC	Delaware	76-0598624
NCA Resources Development Company LLC	Texas	—
NEPCO Services Company	Pennsylvania	23-2621764
Northeastern Power Company	Pennsylvania	23-2366929
Oak Grove Management Company LLC	Delaware	27-0551189
Ontelaunee Power Operating Company, LLC	Delaware	87-0750537
Pleasants Energy, LLC	Delaware	26-3603167
Richland-Stryker Generation LLC	Delaware	45-2978632
Sandow Power Company LLC	Texas	26-3771811
Sithe Energies, Inc.	Delaware	13-3554926
Sithe/Independence LLC	Delaware	13-3555904
Southwestern Electric Service Company, Inc.	Texas	75-0699680
Texas Electric Service Company, Inc.	Texas	75-0604000
Texas Power & Light Company, Inc.	Texas	75-0606380
Texas Utilities Electric Company, Inc.	Texas	75-2967817
T-Fuels, LLC	Delaware	76-0615771
TXU Energy Retail Company LLC	Texas	26-0494257
TXU Retail Services Company	Delaware	20-5872839
Upton County Solar 2, LLC	Delaware	38-4076166
Value Based Brands LLC	Texas	75-2959527
Vistra Asset Company LLC	Delaware	20-5872839
Vistra Corporate Services Company	Texas	75-0835281
Vistra EP Properties Company	Texas	75-2543293
Vistra Finance Corp.	Delaware	61-1788338
Vistra Intermediate Company LLC	Delaware	38-4076210
Vistra Operations Company LLC	Delaware	36-4833461
Vistra Preferred Inc.	Delaware	38-3995549

Exact Name of Registrant Guarantor as Specified in its Charter (1)	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
Wharton County Generation, LLC	Texas	26-0633072
Wise County Power Company, LLC	Delaware	76-0615770
Wise-Fuels Pipeline, Inc.	Texas	80-0100998

(1)	The address, including zip code, and telephone number, including area code, of each additional registrant guarantor’s executive offices is 6555 Sierra Drive, Irving, Texas 75039, (214) 812-4600.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting offers to buy these securities in any jurisdiction where such offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JULY 20, 2018

Vistra Energy Corp.

Offer to exchange up to

$850,000,000 of 8.125% Senior Notes due 2026

(CUSIP Nos. 26817R BA5 and U2676Q AN8)

that have been registered under the Securities Act of 1933

for

$850,000,000 of 8.125% Senior Notes due 2026

(CUSIP Nos.            and            )

that have not been registered under the Securities Act of 1933

THE EXCHANGE OFFER EXPIRES AT 5:00 P.M., NEW YORK

CITY TIME, ON                    , 2018, UNLESS WE EXTEND IT

Terms of the Exchange Offer:

•	We are offering to exchange up to $850 million aggregate principal amount of registered 8.125% Senior Notes due 2026 (the “New Notes”) for any and all of our $850 million aggregate principal amount of unregistered 8.125% Senior Notes due 2026 (CUSIP Nos. 26817R BA5 and U2676Q AN8) (the “Old Notes” and together with the New Notes, the “notes” or the “2026 Notes”) that were issued on August 21, 2017.

•	We will exchange all outstanding Old Notes that are validly tendered and not validly withdrawn prior to the expiration of the exchange offer for an equal principal amount of New Notes.

•	The terms of the New Notes will be substantially identical to those of the outstanding Old Notes except that the New Notes will be registered under the Securities Act of 1933, as amended (the “Securities Act”), and will not contain restrictions on transfer, registration rights or provisions for additional interest.

•	You may withdraw tenders of Old Notes at any time prior to the expiration of the exchange offer.

•	The exchange of Old Notes for New Notes will not be a taxable event for U.S. federal income tax purposes.

•	We will not receive any cash proceeds from the exchange offer.

•	The Old Notes are, and the New Notes will be, our and the Subsidiary Guarantors’ general unsecured senior obligations, will rank equally in right of payment with all of our and the Subsidiary Guarantors’ other existing and future senior indebtedness and will be effectively subordinated to our and the Subsidiary Guarantors’ secured indebtedness (including indebtedness under our Credit Agreement), in each case to the extent of the value of the collateral securing such indebtedness. In addition, the notes and the guarantees will be structurally subordinated to all of the liabilities of any existing and future subsidiaries that do not guarantee the notes.

•	The Old Notes are, and the New Notes will be, jointly and severally guaranteed by each of Vistra Energy’s current and future wholly owned domestic subsidiaries that from time to time is a borrower or guarantor under its Credit Agreement. Please read “Description of Notes—Subsidiary Guarantees.”

•	There is no established trading market for the New Notes or the Old Notes.

•	We do not intend to apply for listing of the New Notes on any national securities exchange or for quotation through any quotation system.

Please read “Risk Factors” beginning on page 10 for a discussion of certain risks that you should consider prior to tendering your outstanding Old Notes in the exchange offer.

Neither the Securities and Exchange Commission nor any state or other securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

Each broker-dealer that receives New Notes for its own account pursuant to the exchange offer must acknowledge that it shall deliver a prospectus in connection with any resale of such New Notes. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer shall not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. This prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of New Notes received in exchange for Old Notes where such Old Notes were acquired by such broker-dealer as a result of market-making activities or other trading activities. We have agreed that, for a period ending on the earlier of (i) 180 days from the date on which the Exchange Offer Registration Statement is declared effective and (ii) the date on which broker-dealers are no longer required to deliver a prospectus in connection with market-making or other trading activities, they shall make this prospectus available to any broker-dealer for use in connection with any such resale. See “Plan of Distribution.”

The date of this prospectus is                    , 2018.

This prospectus incorporates important business and financial information about us that is not included or delivered with this prospectus. We will provide this information to you at no charge upon written or oral request directed to Investor Relations Department, Vistra Energy Corp., 6555 Sierra Drive, Irving, Texas 75039 (telephone number (214) 812-4600). In order to ensure timely delivery of this information, any request should be made by                 , 2018, five business days prior to the expiration date of the exchange offer.

ABOUT THIS PROSPECTUS

In this prospectus, except as otherwise indicated herein, or as the context may otherwise require, all references to “Vistra Energy,” “the Company,” “we,” “us” and “our” refer to (a) Vistra Energy Corp. and, unless the context otherwise requires, its direct and indirect subsidiaries and (b) prior to its emergence from bankruptcy (“Emergence”), Texas Competitive Electric Holdings Company LLC, a Delaware limited liability company, and, unless the context otherwise requires, its direct and indirect subsidiaries (our “Predecessor”). On April 9, 2018, Vistra Energy completed a merger with Dynegy Inc. (“Dynegy”), the issuer entity and our predecessor in interest with respect to the Indenture, the Old Notes and all obligations related thereto, pursuant to an Agreement and Plan of Merger dated October 29, 2017 (the “Merger Agreement”).

The historical financial information and accompanying financial statements and corresponding notes contained or incorporated by reference in this prospectus for periods prior to October 3, 2016 (the “Effective Date”) reflect the actual historical consolidated results of operations, cash flows and financial condition of our Predecessor and do not give effect to the Third Amended Joint Plan of Reorganization (the “Plan”) under Chapter 11 of the United States Bankruptcy Code of Energy Future Holdings Corp. and the substantial majority of its direct and indirect subsidiaries, including Energy Future Intermediate Holding Company LLC, Energy Future Competitive Holdings Company LLC and our Predecessor, but excluding Oncor Electric Delivery Holdings Company LLC and its direct and indirect subsidiaries, Emergence or the adoption of fresh-start reporting. Thus, such financial information is not representative of our results of operations, cash flows or financial condition subsequent to the Effective Date. Because our Predecessor ceased owning and operating its historical business upon Emergence and Vistra Energy continues to own and operate, directly and indirectly, substantially the same business that our Predecessor owned and operated prior to Emergence and, as of the Effective Date, Vistra Energy applied fresh-start reporting in its financial statements, references herein to “our” historical consolidated financial information (or data derived therefrom) should be read to refer to the historical consolidated financial information of our Predecessor for periods prior to Emergence and to Vistra Energy for periods subsequent to Emergence. See Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operation, in our Annual Report on Form 10-K (the “Vistra 2017 Form 10-K”) for the year ended December 31, 2017, filed with the SEC on February 26, 2018, for further information.

This prospectus is part of a registration statement we filed with the U.S. Securities and Exchange Commission, referred to in this prospectus as the SEC. In making your decision to participate in the exchange offer, you should rely only on the information contained in or incorporated by reference into this prospectus and in the accompanying letter of transmittal. We have not authorized anyone to provide you with any other information. If you receive any unauthorized information, you must not rely on it. We are not making an offer to sell these securities in any state or jurisdiction where the offer is not permitted. You should not assume that the information contained in or incorporated by reference into this prospectus is accurate as of any date other than the date on the front cover of this prospectus or the date of such incorporated documents, as the case may be.

i

CERTAIN DEFINED TERMS

Unless otherwise specified or the context requires otherwise, in this prospectus:

•	“Debt Redemption” refers to the repayment by Vistra Energy on May 1, 2018 of $850 million aggregate principal amount of the Dynegy 6.75% senior notes due 2019, whereby Vistra Energy utilized $864 million of cash to repay the principal and redemption premium.

•	“DTC” refers to The Depository Trust Company.

•	“Dynegy” refers to Dynegy Inc., the predecessor in interest to Vistra Energy under the Credit Agreement, Indenture and other continuing indebtedness, pursuant to the Merger Agreement between Vistra Energy and Dynegy.

•	“GAAP” means United States generally accepted accounting principles.

•	“Indenture” refers to the Indenture dated as of August 21, 2017, by and among Vistra Energy, as successor in interest to Dynegy, the Guarantors (as defined therein) and Wilmington Trust, National Association, as trustee, as amended by the First Supplemental Indenture, dated as of April 9, 2018, and the Second Supplemental Indenture, dated as of June 14, 2018.

•	“Merger” refers to the merger effected on April 9, 2018 pursuant to the Merger Agreement by and between Vistra Energy and Dynegy, with Vistra Energy continuing as the surviving corporation.

•	“Merger Agreement” refers to the Agreement and Plan of Merger dated October 29, 2017, between Vistra Energy and Dynegy.

•	“MW” refers to Megawatts.

•	“Registered Exchange Offer” refers to the term as defined in the Registration Rights Agreement.

•	“Registration Rights Agreement” refers to the Registration Rights Agreement dated August 21, 2017, by and among Vistra Energy, as successor in interest to Dynegy, the Subsidiary Guarantors party thereto (as defined therein) and Goldman Sachs & Co. LLC, as representative of the Initial Purchasers (as defined therein).

•	“Transactions” refers to the Merger and Debt Redemption, collectively.

•	“Trustee” refers to Wilmington Trust, National Association.

•	“TWh” refers to Terawatt-hours.

•	“Vistra Credit Agreement” refers to the Credit Agreement, dated as of October 3, 2016 (as amended, supplemented or otherwise modified from time to time), by and among Vistra Operations Company LLC, Vistra Intermediate Company LLC, the guarantors party thereto, Credit Suisse AG, Cayman Island Branch (as successor to Deutsche Bank AG New York Branch as administrative and collateral agent) and the other parties named therein, pursuant to which, among other things, Vistra Energy on June 14, 2018 incurred a new class of Incremental Term Loans (as defined therein) in order to fund the payoff of the Dynegy Credit Agreement dated as of April 23, 2013 (as amended, supplemented or otherwise modified from time to time), among Vistra Energy, as successor in interest to Dynegy, various lenders party thereto and Credit Suisse AG, Cayman Islands Branch, as administrative agent.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus and other presentations made by us contain “forward-looking statements.” All statements, other than statements of historical facts, that are included in this prospectus, or made in presentations, in response to questions or otherwise, that address activities, events or developments that may occur in the future, including such matters as activities related to our financial or operational projections, capital allocation, capital expenditures, liquidity, dividend policy, business strategy, competitive strengths, goals, future acquisitions or dispositions, development or operation of power generation assets, market and industry developments and the growth of our businesses and operations (often, but not always, through the use of words or phrases such as “intends,” “plans,” “will likely,” “unlikely,” “expected,” “anticipated,” “estimated,” “should,” “may,” “projection,” “target,” “goal,” “objective” and “outlook”), are forward-looking statements. Although we believe that in making any such forward-looking statement our expectations are based on reasonable assumptions, any such forward-looking statement involves uncertainties and risks and is qualified in its entirety by reference to the section of this prospectus and any accompanying prospectus supplement entitled “Risk Factors” and under a similar heading in documents incorporated by reference into this prospectus, and the following important factors, among others, that could cause our actual results to differ materially from those projected in or implied by such forward-looking statements:

•	statements regarding our ability to pay interest, premium, if any, and principal, on the notes;

•	the actions and decisions of regulatory authorities;

•	prohibitions and other restrictions on our operations due to the terms of our agreements;

•	governmental policies and regulatory actions, including those of legislatures and other government actions of states in which we operate, the United States Congress, the United States Federal Energy Regulatory Commission, the North American Electric Reliability Corporation, the Texas Reliability Entity, Inc., the public utility commissions of states in which we operate, the California Independent System Operator (“CAISO”), Electric Reliability Council of Texas, Inc. (“ERCOT”), the Independent System Operator New England (“ISO-NE”), the Midcontinent Independent System Operator, Inc. (“MISO”), the New York Independent System Operator (“NYISO”), the PJM Interconnection, LLC (“PJM”), the Railroad Commission of Texas, the United States Nuclear Regulatory Commission, the Environmental Protection Agency, the environmental regulatory bodies of states in which we operate, the United States Mine Safety and Health Administration and the United States Commodity Futures Trading Commission, with respect to, among other things:

•	allowed prices;

•	industry, market and rate structure;

•	purchased power and recovery of investments;

•	operations of nuclear generation facilities;

•	operations of fossil fueled generation facilities;

•	operations of mines;

•	acquisition and disposal of assets and facilities;

•	development, construction and operation of facilities;

•	decommissioning costs;

•	present or prospective wholesale and retail competition;

•	changes in tax laws and policies;

•	changes in and compliance with environmental and safety laws and policies, including National Ambient Air Quality Standards, the Cross-State Air Pollution Rule, the Mercury and Air Toxics

Standard, regional haze program implementation and greenhouse gas and other climate change initiatives, and

•	clearing over-the-counter derivatives through exchanges and posting of cash collateral therewith;

•	legal and administrative proceedings and settlements;

•	general industry trends;

•	economic conditions, including the impact of an economic downturn;

•	weather conditions, including drought and limitations on access to water, and other natural phenomena, and acts of sabotage, wars or terrorist or cyber security threats or activities;

•	our ability to collect trade receivables from counterparties;

•	our ability to attract and retain profitable customers;

•	our ability to profitably serve our customers;

•	restrictions on competitive retail pricing;

•	changes in wholesale electricity prices or energy commodity prices, including the price of natural gas;

•	changes in prices of transportation of natural gas, coal, fuel oil and other refined products;

•	changes in the ability of vendors to provide or deliver commodities as needed;

•	changes in market heat rates in the CAISO, ERCOT, ISO-NE, MISO, NYISO and PJM electricity markets;

•	our ability to effectively hedge against unfavorable commodity prices, including the price of natural gas, market heat rates and interest rates;

•	population growth or decline, or changes in market supply or demand and demographic patterns, particularly in ERCOT, MISO and PJM;

•	access to adequate transmission facilities to meet changing demands;

•	changes in interest rates, commodity prices, rates of inflation or foreign exchange rates;

•	changes in operating expenses, liquidity needs and capital expenditures;

•	commercial bank market and capital market conditions and the potential impact of disruptions in US and international credit markets;

•	access to capital, the attractiveness of the cost and other terms of such capital and the success of financing and refinancing efforts, including availability of funds in capital markets;

•	our ability to maintain prudent financial leverage;

•	our ability to generate sufficient cash flow to make principal and interest payments in respect of, or refinance, our debt obligations:

•	competition for new energy development and other business opportunities;

•	inability of various counterparties to meet their obligations with respect to our financial instruments;

•	changes in technology (including large scale electricity storage) used by and services offered by us;

•	changes in electricity transmission that allow additional power generation to compete with our generation assets;

•	our ability to attract and retain qualified employees;

•	significant changes in our relationship with our employees, including the availability of qualified personnel, and the potential adverse effects if labor disputes or grievances were to occur;

•	changes in assumptions used to estimate costs of providing employee benefits, including medical and dental benefits, pension and other post-employment benefits, and future funding requirements related thereto, including joint and several liability exposure under the Employee Retirement Income Security Act of 1974, as amended;

•	hazards customary to the industry and the possibility that we may not have adequate insurance to cover losses resulting from such hazards;

•	the impact of our obligations under the Tax Receivables Agreement, dated as of the Effective Date, by and between the Company and American Stock Transfer & Trust Company, LLC, as Transfer Agent;

•	our ability to successfully integrate the businesses of Vistra Energy and Dynegy and our ability to successfully capture any projected synergies relating to the Merger; and

•	actions by credit rating agencies.

Any forward-looking statement speaks only at the date on which it is made, and, except as may be required by law, we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events or circumstances. New factors emerge from time to time, and it is not possible for us to predict them. In addition, we may be unable to assess the impact of any such event or condition or the extent to which any such event or condition, or combination of events or conditions, may cause results to differ materially from those contained in or implied by any forward-looking statement. As such, you should not unduly rely on such forward-looking statements.

v

PROSPECTUS SUMMARY

This summary highlights the more detailed information contained elsewhere in this prospectus. This summary may not contain all the information that may be important to you. You should carefully read the entire prospectus for a more complete understanding of our business and the terms of this exchange offer before making an investment decision, especially the information presented under the heading “Risk Factors.” In this prospectus, except as otherwise indicated herein, or as the context may otherwise require, all references to “Vistra Energy,” “the Company,” “we,” “us” and “our” refer to Vistra Energy Corp., a Delaware corporation, and, unless the context otherwise requires, its direct and indirect subsidiaries. We refer to each of our subsidiaries that guarantees the notes collectively as the “Subsidiary Guarantors.”

Overview

Vistra Energy is a holding company operating an integrated retail and generation platform throughout key competitive power markets in the United States.

In Texas, Vistra Energy has primarily operated through our Luminant and TXU Energy subsidiaries, engaged in competitive electricity market activities including electricity generation, wholesale energy sales and purchases, commodity risk management activities, and retail sales of electricity to end users, all largely in the Electric Reliability Council of Texas, Inc. (“ERCOT”) market. TXU Energy has the largest single brand residential market share in Texas, with approximately 1.7 million residential, commercial and industrial customers. Luminant is the largest generator of electricity in ERCOT, operating approximately 13,600 MW of installed capacity in ERCOT.

On April 9, 2018, Vistra Energy completed the merger with Dynegy Inc. (“Dynegy”), pursuant to an Agreement and Plan of Merger dated October 29, 2017 (the “Merger Agreement”). The combined company serves approximately 300,000 commercial and industrial customers and 2.7 million residential customers in five top retail states, with estimated retail sales of 75 TWh in 2018, and the combined company’s generation fleet totals approximately 41,000 MW of generation capacity with a diverse portfolio of natural gas, nuclear, coal and solar facilities.

We have six reportable operating segments: (i) our Retail segment, consisting largely of TXU Energy and legacy Dynegy retail (including Homefield Energy); (ii) our ERCOT segment, consisting of our wholesale commodity risk management business and Luminant plants in ERCOT; (iii) our PJM segment, consisting of the legacy Dynegy plants in PJM; (iv) our NY/NE segment, consisting of the legacy Dynegy plants in NYISO and ISO-NE; (v) our MISO/IPH segment, consisting primarily of the legacy Dynegy plants in MISO; and (vi) our Asset Closure segment, consisting of financial results associated with retired plants and mines.

As of June 30, 2018, we had approximately 5,517 full-time employees, including approximately 2,096 employees under collective bargaining agreements.

Principal Executive Offices

Our principal executive offices are located at 6555 Sierra Drive, Irving, Texas 75039, and our telephone number is (214) 812-4600. Our internet address is www.vistraenergy.com. Information on our website is not incorporated by reference herein and our web address is included in this prospectus as an inactive textual reference only.

The Exchange Offer

On August 21, 2017, Dynegy, which merged with and into Vistra Energy on April 9, 2018, completed a private offering of $850 million aggregate principal amount of the Old Notes. As part of this private offering, Dynegy entered into a registration rights agreement with the initial purchasers of the Old Notes (the ‘Registration Rights Agreement”) in which Dynegy agreed, among other things, to deliver this prospectus to you and to use its commercially reasonable efforts to have the Exchange Offer Registration Statement (as defined in the Registration Rights Agreement) declared effective under the Securities Act no later than 360 days after the August 21, 2017 private offering. The following is a summary of the exchange offer.

Old Notes	8.125% Senior Notes due 2026, which were issued on August 21, 2017.

New Notes	8.125% Senior Notes due 2026. The terms of the New Notes are substantially identical to the terms of the outstanding Old Notes except that the transfer restrictions, registration rights and provisions for additional interest relating to the Old Notes will not apply to the New Notes.

Exchange Offer	We are offering to exchange up to $850 million aggregate principal amount of our New Notes that have been registered under the Securities Act for an equal amount of our outstanding Old Notes that have not been registered under the Securities Act to satisfy our obligations under the Registration Rights Agreement.

The New Notes will evidence the same debt as the Old Notes for which they are being exchanged and will be issued under, and be entitled to the benefits of, the same indenture that governs the Old Notes. Holders of the Old Notes do not have any appraisal or dissenters’ rights in connection with the exchange offer. Because the New Notes will be registered, the New Notes will not be subject to transfer restrictions, and holders of Old Notes that have tendered and had their Old Notes accepted in the exchange offer will have no registration rights. The New Notes will have a CUSIP number different from that of any Old Notes that remain outstanding after the completion of the exchange offer.

Expiration Date	The exchange offer will expire at 5:00 p.m., New York City time, on , 2018, unless we decide to extend the date.

Conditions to the Exchange Offer	The exchange offer is subject to customary conditions, which we may waive. Please read “The Exchange Offer—Conditions to the Exchange Offer” for more information regarding the conditions to the exchange offer.

Procedures for Tendering Old Notes	You must do one of the following on or prior to the expiration of the exchange offer to participate in the exchange offer:

•	tender your Old Notes by sending the certificates for your Old Notes, in proper form for transfer, a properly completed and duly executed letter of transmittal, with any required signature guarantees, and all other documents required by the letter of transmittal, to Wilmington Trust, National Association, as registrar and exchange agent, at the address listed under the caption “The Exchange Offer—Exchange Agent”; or

•	tender your Old Notes by using the book-entry transfer procedures described below and transmitting a properly completed and duly executed letter of transmittal, with any required signature guarantees, or an agent’s message instead of the letter of transmittal, to the exchange agent. In order for a book-entry transfer to constitute a valid tender of your Old Notes in the exchange offer, Wilmington Trust, National Association, as registrar and exchange agent, must receive a confirmation of book-entry transfer of your Old Notes into the exchange agent’s account at The Depository Trust Company (“DTC”) prior to the expiration of the exchange offer. For more information regarding the use of book-entry transfer procedures, including a description of the required agent’s message, please read the discussion under the caption “The Exchange Offer—Procedures for Tendering—Book-entry Transfer.”

We are not providing for guaranteed delivery procedures, and therefore you must allow sufficient time for the necessary tender procedures to be completed during normal business hours of DTC on or prior to the expiration time. If you hold your Old Notes through a broker, dealer, commercial bank, trust company or other nominee, you should consider that such entity may require you to take action with respect to the exchange offer a number of days before the expiration time in order for such entity to tender notes on your behalf on or prior to the expiration time. Tenders not completed on or prior to 5:00 p.m., New York City time, on , 2018 will be disregarded and of no effect.

By executing the letter of transmittal or by transmitting an agent’s message in lieu thereof, you will represent to us that, among other things:

•	the New Notes you receive will be acquired in the ordinary course of your business;

•	you are not participating and you have no arrangement with any person or entity to participate in, the distribution of the New Notes;

•	you are not our or our Subsidiary Guarantors’ “affiliate,” as defined under Rule 405 of the Securities Act, or a broker-dealer tendering Old Notes acquired directly from us for resale pursuant to Rule 144A or any other available exemption under the Securities Act;

•	if you are not a broker-dealer, that you are not engaged in and do not intend to engage in the distribution of the New Notes; and

•	if you are a broker-dealer that will receive New Notes for your own account in exchange for Old Notes that were acquired by you as a result of market-making or other trading activities, that you will deliver a prospectus in connection with any resale of such New Notes.

Special Procedures for Beneficial Owners	If you are a beneficial owner whose Old Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and you wish to tender your Old Notes in the exchange offer, you should promptly contact the person in whose name the Old Notes are registered and instruct that person to tender on your behalf.

Please do not send your letter of transmittal or certificates representing your Old Notes to us. Those documents should be sent only to the exchange agent. Questions regarding how to tender and requests for information should be directed to the exchange agent.

If you wish to tender in the exchange offer on your own behalf, prior to completing and executing the letter of transmittal and delivering the certificates for your Old Notes, you must either make appropriate arrangements to register ownership of the Old Notes in your name or obtain a properly completed bond power from the person in whose name the Old Notes are registered.

Withdrawal; Non-Acceptance	You may withdraw any Old Notes tendered in the exchange offer at any time prior to 5:00 p.m., New York City time, on , 2018 by following the procedures described in this prospectus and the related letter of transmittal. If we decide for any reason not to accept any Old Notes tendered for exchange, the Old Notes will be returned to the registered holder at our expense promptly after the expiration or termination of the exchange offer. In the case of Old Notes tendered by book-entry transfer in to the exchange agent’s account at DTC, any withdrawn or unaccepted Old Notes will be credited to the tendering holder’s account at DTC. For further information regarding the withdrawal of tendered Old Notes, please read “The Exchange Offer—Withdrawal Rights.”

Material U.S. Federal Income Tax Considerations	The exchange of New Notes for Old Notes in the exchange offer will not be a taxable event for U.S. federal income tax purposes. Please read the discussion under the caption “Material United States Federal Income Tax Considerations” for more information regarding the tax considerations to you of the exchange offer.

Use of Proceeds	The issuance of the New Notes will not provide us with any new proceeds. We are making this exchange offer solely to satisfy our obligations under the Registration Rights Agreement.

Fees and Expenses	We will pay all of our expenses incident to the exchange offer.

Exchange Agent	We have appointed Wilmington Trust, National Association, a national banking association (“Wilmington Trust”), as exchange agent for the exchange offer. For the address, telephone number and fax number of the exchange agent, please read “The Exchange Offer—Exchange Agent.”

Resales of New Notes	Based on interpretations by the staff of the SEC, as set forth in no-action letters issued to third parties that are not related to us, we believe that the New Notes you receive in the exchange offer may be offered for resale, resold or otherwise transferred by you without compliance with the registration and prospectus delivery provisions of the Securities Act so long as:

•	the New Notes are being acquired in the ordinary course of business;

•	you are not participating, do not intend to participate, and have no arrangement or understanding with any person to participate in the distribution of the New Notes issued to you in the exchange offer;

•	you are not our affiliate or an affiliate of any of our Subsidiary Guarantors; and

•	you are not a broker-dealer tendering Old Notes acquired directly from us for your account.

The SEC has not considered this exchange offer in the context of a no-action letter, and we cannot assure you that the SEC would make similar determinations with respect to this exchange offer. If any of these conditions are not satisfied, or if our belief is not accurate, and you transfer any New Notes issued to you in the exchange offer without delivering a resale prospectus meeting the requirements of the Securities Act or without an exemption from registration of your New Notes from those requirements, you may incur liability under the Securities Act. We will not assume, nor will we indemnify you against, any such liability. Each broker-dealer that receives New Notes for its own account in exchange for Old Notes, where the Old Notes were acquired by such broker-dealer as a result of market-making or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such New Notes. Please read “Plan of Distribution.”

Please read “The Exchange Offer—Resales of New Notes” for more information regarding resales of the New Notes.

Broker-Dealer	Each broker-dealer that receives New Notes for its own account in exchange for Old Notes, where such Old Notes were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it shall deliver a prospectus in connection with any resale of such New Notes. Please read “Plan of Distribution.”

Consequences of Not Exchanging Your Old Notes	If you do not exchange your Old Notes in this exchange offer, you will no longer be able to require us to register your Old Notes under the Securities Act, except in the limited circumstances provided under the Registration Rights Agreement. In addition, you will not be able to resell, offer to resell or otherwise transfer your Old Notes unless we have registered the Old Notes under the Securities Act, or unless you resell, offer to resell or otherwise transfer them under an exemption from the registration requirements of, or in a transaction not subject to, the Securities Act.

For information regarding the consequences of not tendering your Old Notes and our obligation to file a registration statement, please read “The Exchange Offer—Consequences of Failure to Exchange Old Notes” and “Description of Notes.”

Terms of the New Notes

The terms of the New Notes will be substantially identical to the terms of the Old Notes except that the transfer restrictions, registration rights and provisions for additional interest relating to the Old Notes will not apply to the New Notes. As a result, the New Notes will not bear legends restricting their transfer and will not have the benefit of the registration rights and additional interest provisions contained in the Old Notes. The New Notes represent the same debt as the Old Notes for which they are being exchanged. The New Notes are governed by the same indenture as that which governs the Old Notes.

The following summary contains basic information about the New Notes and is not intended to be complete. For a more complete understanding of the New Notes, please refer to the section in this prospectus entitled “Description of Notes.” When we use the term “notes” in this prospectus, unless the context requires otherwise, the term includes the Old Notes and the New Notes.

Issuer	Vistra Energy Corp.

Notes Offered	$850 million aggregate principal amount of 8.125% Senior Notes due 2026.

Maturity Date	The New Notes mature on January 30, 2026.

Interest	Interest on the New Notes will accrue at a rate equal to 8.125% per annum, computed on the basis of a 360-day year comprising twelve 30-day months.

Interest Payment Dates	We will pay interest on the New Notes semi-annually, in cash in arrears, on January 30 and July 30 of each year.

Ranking	The New Notes will be:

•	Vistra Energy’s and the Subsidiary Guarantors’ general unsecured senior obligations;

•	pari passu in right of payment with all of Vistra Energy’s and the Subsidiary Guarantors’ existing and future senior indebtedness;

•	senior in right of payment to any of Vistra Energy’s and the Subsidiary Guarantors’ subordinated indebtedness;

•	effectively subordinated to Vistra Energy’s and the Subsidiary Guarantors’ secured indebtedness (including indebtedness under the Credit Agreement), in each case to the extent of the value of the collateral securing such indebtedness; and

•	structurally subordinated to all indebtedness to third parties of Vistra Energy’s non-guarantor subsidiaries.

As of March 31, 2018, we had (i) approximately $4.4 billion of indebtedness on a pro forma basis, (ii) approximately $12.5 billion of indebtedness on a pro forma basis after giving effect to the Transactions, of which approximately $6.6 billion constituted secured indebtedness, and (iii) approximately $11.6 billion of indebtedness, net of cash, on a pro forma basis after giving effect to the Transactions. See “Description of Notes—Ranking” and “Description of Notes—Security for the Notes.”

Subsidiary Guarantors	Vistra Energy, as the parent company, has no independent operations. Vistra Energy’s operations are conducted by its subsidiaries through its operating company subsidiary, Vistra Operations Company LLC (“Vistra Operations”). Each of Vistra Operations’ and Vistra Energy’s other 100% owned subsidiaries is a Subsidiary Guarantor (other than certain non-wholly owned subsidiaries that are minor). Each Subsidiary Guarantor is a 100% owned subsidiary of Vistra Energy. The guarantees registered under the registration statement will be full and unconditional and joint and several obligations of the Subsidiary Guarantors, subject to certain automatic customary releases, including the release, discharge or termination of such Subsidiary Guarantor’s obligations as a borrower or guarantor under the Vistra Credit Agreement or the exercise of a legal defeasance option or covenant defeasance option in accordance with the Indenture.

Guarantees	The New Notes will be jointly and severally guaranteed by each of Vistra Energy’s current and future wholly owned domestic subsidiaries that from time to time is a borrower or guarantor under its Credit Agreement. Please read “Description of Notes—Subsidiary Guarantees.”

Optional Redemption	Vistra Energy may redeem all or a portion of the New Notes beginning on July 30, 2020, at the redemption prices described herein. Vistra Energy may also redeem any of the New Notes at any time prior to July 30, 2020, at a price equal to 100% of the aggregate principal amount thereof plus a “make-whole” premium and accrued and unpaid interest, if any, to but excluding the redemption date. Prior to July 30, 2020, Vistra Energy may redeem up to 35% of the aggregate principal amount of the New Notes with the net cash proceeds of certain equity offerings, at a price equal to 108.125% of the aggregate principal amount thereof plus accrued and unpaid interest, if any, to but excluding the redemption date. Please read “Description of Notes—Optional Redemption.”

Change of Control	Upon the occurrence of a change of control, an offer must be made to purchase each holder’s notes at a price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to but excluding the date of purchase. Please read “Description of Notes—Change of Control.”

Certain Covenants	The indenture governing the notes will, among other things, limit our Subsidiary Guarantors’ ability to:

•	create liens upon any principal property to secure debt for borrowed money; and

•	consolidate, merge or sell all or substantially all of our assets.

These covenants are subject to a number of important qualifications and exceptions which are described in “Description of Notes—Certain Covenants.”

No Public Trading Market	The New Notes are a new issue of securities, and there is currently no established trading market for the New Notes. We do not intend to list the New Notes offered hereby on any national securities exchange or to arrange for quotation on any automated dealer quotation systems. We cannot assure you that an active trading market for the New Notes will develop.

Risk Factors	You should refer to “Risk Factors” beginning on page 9 of this prospectus, the risk factors set forth in Vistra Energy’s Annual Report on Form 10-K for the year ended December 31, 2017 and Dynegy’s Annual Report on Form 10-K for the year ended December 31, 2017, “Forward-Looking Statements” and the other information included in or incorporated by reference into this prospectus for a discussion of the risk factors you should carefully consider before deciding participate in the exchange offer.

RISK FACTORS

Before deciding to participate in the exchange offer, you should carefully consider the risks and uncertainties described below as well as the risk factors contained in the section titled “Risk Factors” included in our Annual Report on Form 10-K for the year ended December 31, 2017 (“Vistra 2017 Form 10-K”) and Dynegy’s Annual Report on Form 10-K for the year ended December 31, 2017 (“Dynegy 2017 Form 10-K”), which are incorporated by reference herein. The risk factors included or incorporated by reference herein are some of the important factors that could affect our financial performance or could cause actual results to differ materially from estimates or expectations contained in our forward-looking statements. We may encounter risks in addition to those included or incorporated by reference herein. Additional risks and uncertainties not currently known to us, or that we currently deem to be immaterial, may also impair or adversely affect our business, contracts, financial condition, operating results cash flow, liquidity, prospects and ability to make payments of interest, premium, if any, and principal on the New Notes.

Risks Relating to the Exchange Offer

Holders who fail to exchange their Old Notes will continue to be subject to restrictions on transfer and may have reduced liquidity after the exchange offer.

If you do not exchange your Old Notes for New Notes in the exchange offer, you will continue to be subject to the restrictions on transfer applicable to the Old Notes. The restrictions on transfer of your Old Notes arise because we issued the Old Notes under exemptions from, or in transactions not subject to, the registration requirements of the Securities Act and applicable state securities laws. In general, you may only offer or sell the Old Notes if they are registered under the Securities Act and applicable state securities laws, or offered and sold under an exemption from these requirements. We do not plan to register the Old Notes under the Securities Act. In addition, we have not conditioned the exchange offer on receipt of any minimum or maximum principal amount of outstanding Old Notes. As Old Notes are tendered and accepted in the exchange offer, the principal amount of remaining Old Notes will decrease. This decrease could reduce the liquidity of the trading market for the Old Notes. We cannot assure you of the liquidity, or even the continuation, of the trading market for the Old Notes following the exchange offer. For further information regarding the consequences of not tendering your Old Notes in the exchange offer, please read “The Exchange Offer— Consequences of Failure to Exchange Old Notes.”

You must comply with the exchange offer procedures in order to receive new, freely tradable New Notes.

Delivery of New Notes in exchange for applicable Old Notes tendered and accepted for exchange pursuant to the exchange offer will be made only after timely receipt by the exchange agent of the following:

•	certificates for Old Notes or a book-entry confirmation of a book-entry transfer of Old Notes into the exchange agent’s account at DTC, New York, New York as depository, including an agent’s message (as defined herein) if the tendering holder does not deliver a letter of transmittal;

•	a completed and signed letter of transmittal (or facsimile thereof), with any required signature guarantees, or an agent’s message in lieu of the letter of transmittal; and

•	any other documents required by the letter of transmittal.

Therefore, holders of Old Notes who would like to tender Old Notes in exchange for New Notes should be sure to allow enough time for the Old Notes to be delivered on time. We are not required to notify you of defects or irregularities in tenders of Old Notes for exchange. Old Notes that are not tendered or that are tendered but we do not accept for exchange will, following consummation of the exchange offer, continue to be subject to the existing transfer restrictions under the Securities Act and, upon consummation of the exchange offer, certain registration and other rights under the Registration Rights Agreement will terminate. See “The Exchange Offer—Procedures for Tendering Old Notes” and “The Exchange Offer—Consequences of Exchanging or Failing to Exchange Old Notes.”

Some holders who exchange their Old Notes may be deemed to be underwriters and must deliver a prospectus in connection with resales of the New Notes.

If you exchange your Old Notes in the exchange offer for the purpose of participating in a distribution of the New Notes, you may be deemed to have received restricted securities and, if so, will be required to comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. If such a holder transfers any New Notes without delivering a prospectus meeting the requirements of the Securities Act or without an applicable exemption from registration under the Securities Act, such a holder may incur liability under the Securities Act. We do not and will not assume, or indemnify such a holder against this liability.

If you are a broker-dealer, your ability to transfer the New Notes may be restricted.

A broker-dealer that purchased the Old Notes for its own account as part of market-making or trading activities must comply with the prospectus delivery requirements of the Securities Act in connection with any resale of the New Notes. Our obligation to make this prospectus available to broker-dealers is limited, and, as a result, we cannot guarantee that a proper prospectus will be available to broker-dealers wishing to resell their New Notes. See “Plan of Distribution.”

Risks Relating to the New Notes

The New Notes and the guarantees will be unsecured and effectively subordinated to our existing secured indebtedness and any future secured indebtedness.

The New Notes and the guarantees will be general unsecured senior obligations and will be effectively subordinated to all of our existing and future secured debt and that of each Subsidiary Guarantor, including obligations under the Vistra Credit Agreement, to the extent of the value of the collateral securing such debt. If we or a Subsidiary Guarantor are declared bankrupt, become insolvent or are liquidated or reorganized, any of our secured debt or that of a Subsidiary Guarantor will be entitled to be paid in full from our assets or the assets of the Subsidiary Guarantor, as applicable, securing that debt before any payment may be made with respect to the New Notes or the affected guarantees. Holders of the New Notes will participate ratably in our remaining assets with all holders of our unsecured indebtedness that does not rank junior to the New Notes, and all of our other general creditors, based upon the respective amounts owed to each holder or creditor. In any of the foregoing events, there may not be sufficient assets to pay amounts due on the New Notes. As a result, holders of the New Notes may receive less, on a ratable basis, than holders of secured indebtedness. See “Summary Description of the New Notes—Ranking.”

As of March 31, 2018, we had (i) approximately $4.4 billion of indebtedness on a standalone basis, (ii) approximately $12.5 billion of indebtedness on a pro forma basis after giving effect to the Transactions, of which approximately $6.6 billion constituted secured indebtedness, and (iii) approximately $11.6 billion of indebtedness, net of cash, on a pro forma basis after giving effect to the Transactions.

Our indebtedness could adversely affect our ability to raise additional capital to fund our operations. It could also expose us to the risk of increased interest rates and limit our ability to react to changes in the economy or our industry as well as impact our cash available for distribution.

As of March 31, 2018, we had (i) approximately $4.4 billion of indebtedness on a standalone basis, (ii) approximately $12.5 billion of indebtedness on a pro forma basis after giving effect to the Transactions, of which approximately $6.6 billion constituted secured indebtedness, and (iii) approximately $11.6 billion of indebtedness, net of cash, on a pro forma basis after giving effect to the Transactions. Our indebtedness could have important negative consequences for our financial condition, including:

•	increasing our vulnerability to general economic and industry conditions;

•	requiring a substantial portion of our cash flow from operations to be dedicated to the payment of principal and interest on our indebtedness, therefore reducing our ability to use our cash flow to fund our operations, capital expenditures and future business opportunities;

•	limiting our ability to enter into long-term power sales or fuel purchases which require credit support;

•	limiting our ability to fund operations or future acquisitions;

•	restricting our ability to make certain distributions with respect to our capital stock and the ability of our subsidiaries to make certain distributions to us, in light of restricted payment and other financial covenants in our credit facilities and other financing agreements;

•	exposing us to the risk of increased interest rates because certain of our borrowings, including borrowings under our revolving credit facility, are at variable rates of interest;

•	limiting our ability to obtain additional financing for working capital including collateral postings, capital expenditures, debt service requirements, acquisitions and general corporate or other purposes; and

•	limiting our ability to adjust to changing market conditions and placing us at a competitive disadvantage compared to our competitors who may have less debt.

We and our subsidiaries may be able to incur substantial additional indebtedness in the future. The terms of the Indenture and the agreements governing our other indebtedness, including the Vistra Credit Agreement, do not fully prohibit us or our subsidiaries from doing so. Additionally, in certain cases, we are permitted to incur other indebtedness which would be effectively senior to the Notes. If new debt is added to current debt levels, the related risks could intensify. See “Description of Notes.”

Despite our current level of indebtedness, the Indenture will permit us and our subsidiaries to incur substantially more indebtedness. This could further increase the risks associated with our substantial indebtedness.

We and our subsidiaries may be able to incur substantial additional indebtedness in the future. The terms of our Indenture will not prohibit us or our subsidiaries from doing so. If we incur any additional indebtedness that ranks equally with the New Notes and the guarantees, the holders of that indebtedness will be entitled to share ratably with the New Notes and the related guarantees in any proceeds distributed in connection with any insolvency, liquidation, reorganization, dissolution or other winding-up of us. If our current debt levels increase, the related risks that we and our subsidiaries now face could intensify.

We may be unable to purchase the New Notes upon a change of control.

Upon the occurrence of a change of control, you will have the right to require us to repurchase your New Notes at a purchase price in cash equal to 101% of the principal amount of your New Notes plus accrued and unpaid interest, if any, to, but excluding, the date of purchase. The Vistra Credit Agreement contains, and any future credit agreement or other agreements relating to indebtedness to which we become a party may contain, prohibitions of certain events, including events that would constitute a change of control. The exercise by the holders of New Notes of their right to require us to repurchase the New Notes upon a change of control could cause a default under these other agreements, even if the change of control itself is not due to the financial effect of such repurchases on us or otherwise. In the event a change of control occurs at a time when we are prohibited from purchasing New Notes, we could seek the consent of the applicable lenders to the purchase of New Notes or could attempt to refinance the indebtedness that contains such prohibitions. If we do not obtain a consent or repay that indebtedness, we will remain prohibited from purchasing New Notes. Our failure to make the change of control offer or to pay the change of control purchase price when due would result in a default under the Indenture which, in turn, would constitute a default under the Vistra Credit Agreement and the documents governing our other indebtedness. In addition, a change of control may result in an event of default under, or require us to purchase, our other existing or future indebtedness. Finally, the change of control feature of the New Notes does not cover all corporate reorganizations, mergers or similar transactions and may not provide you with protection in a highly leveraged transaction. See “Description of Notes—Change of Control.”

The Vistra Credit Agreement imposes restrictions on us and any failure to comply with these restrictions could have a material adverse effect on us.

The Vistra Credit Agreement contains restrictions that could adversely affect us by limiting our ability to plan for, or react to, market conditions or to meet our capital needs and could result in an event of default under the Vistra Credit Agreement. The Vistra Credit Agreement contains events of default customary for financings of this type. If we fail to comply with the covenants in the Vistra Credit Agreement and are unable to obtain a waiver or amendment, or a default exists and is continuing, the lenders could give notice and declare outstanding borrowings thereunder immediately due and payable. Any such acceleration of outstanding borrowings could have a material adverse effect on us.

A breach of any covenant in the Indenture, the Vistra Credit Agreement or the agreements governing our other indebtedness would result in a default under that agreement after any applicable grace periods. A default, if not waived, could result in acceleration of the debt outstanding under such agreement and in a default with respect to, and acceleration of, the debt outstanding under any other debt agreements. The accelerated debt would become immediately due and payable. If that should occur, we may not be able to make all of the required payments or borrow sufficient funds to refinance it. Even if new financing were then available, it may not be on terms that are acceptable to us. See “Description of Notes—Events of Default and Remedies.”

To service our indebtedness, we will require a significant amount of cash. Our ability to generate cash depends on many factors beyond our control.

Our ability to make payments on and to refinance our indebtedness, including the notes and the Vistra Credit Agreement, and to fund planned capital expenditures and other strategic investments will depend on our ability to generate cash in the future. This, to a certain extent, is subject to general economic, financial, competitive, legislative, regulatory and other factors that are beyond our control. We may not generate sufficient cash flow from operations and we cannot assure you that future borrowings will be available to us in an amount sufficient to enable us to pay our indebtedness or to fund our other liquidity needs. If we cannot make scheduled payments on our indebtedness, we will be in default and the holders of the notes could declare all applicable outstanding principal and interest to be due and payable, the lenders under the Vistra Credit Agreement could terminate their commitments to loan money, the lenders could foreclose against the assets securing their borrowings and we could be forced into bankruptcy or liquidation. All of these events could result in your losing your investment in the New Notes.

Your right to receive payments on the New Notes could be adversely affected if any of our non-guarantor subsidiaries declare bankruptcy, liquidate or reorganize.

Certain of our subsidiaries will not guarantee the New Notes. See “Description of Notes—Subsidiary Guarantees.” Accordingly, claims of holders of the New Notes will be structurally subordinated to the claims of creditors of these non-guarantor subsidiaries, including trade creditors. All obligations of our non-guarantor subsidiaries will have to be satisfied before any of the assets of such subsidiaries would be available for distribution, upon liquidation or otherwise, to us or a guarantor of the New Notes. The Indenture will not limit the ability of these subsidiaries to incur certain additional debt or other liabilities. In the event of a bankruptcy, liquidation or reorganization of any of our non-guarantor subsidiaries, holders of their indebtedness and their trade creditors will generally be entitled to payment of their claims from the assets of those subsidiaries before any assets are made available for distribution to us.

A court could cancel the guarantees of the New Notes by our subsidiaries under fraudulent transfer law.

Each of our current and future wholly owned domestic restricted subsidiaries that from time to time is a borrower or guarantor under our Vistra Credit Agreement will guarantee the New Notes. Although the guarantees provide you with a direct claim against the assets of the Subsidiary Guarantors, under federal bankruptcy law and comparable provisions of state fraudulent transfer laws, in certain circumstances a court could cancel a guarantee and order the return of any payments made thereunder to the subsidiary guarantor or to a fund for the benefit of its creditors.

A court might take these actions if it found, among other things, that when the subsidiary guarantor incurred the debt evidenced by its guarantee (i) it received less than reasonably equivalent value or fair consideration for the incurrence of the guarantee and (ii) any one of the following conditions was satisfied:

•	the subsidiary guarantor was insolvent or was rendered insolvent by reason of the incurrence;

•	the subsidiary guarantor was engaged in a business or transaction for which its remaining assets constituted unreasonably small capital; or

•	the subsidiary guarantor intended to incur, or believed (or reasonably should have believed) that it would incur, debts beyond its ability to pay as those debts matured.

In applying the above factors, a court would likely find that a subsidiary guarantor did not receive fair consideration or reasonably equivalent value for its guarantee, except to the extent that it benefited directly or indirectly from the issuance of the notes. The determination of whether a subsidiary guarantor was or was rendered “insolvent” when it entered into its guarantee will vary depending on the law of the jurisdiction being applied. Generally, an entity would be considered insolvent if the sum of its debts (including contingent or unliquidated debts) is greater than the fair market value of its assets, if the present fair salable value of its assets is less than the amount that will be required to pay its probable liability on its existing debts, including contingent or unliquidated debts, as they become absolute and matured or if it is unable to pay its debts.

If a court canceled a Subsidiary Guarantor’s guarantee, you would no longer have a claim against that Subsidiary Guarantor or its assets. Our assets and the assets of the remaining Subsidiary Guarantors may not be sufficient to pay amounts then due under the New Notes.

The New Notes will be guaranteed by each of our current and future wholly owned domestic subsidiaries that is a borrower or guarantees the Vistra Credit Agreement or any indebtedness that refinances the Vistra Credit Agreement. If such a subsidiary is released from its guarantee of the Vistra Credit Agreement or such other indebtedness, it will automatically be released from its guarantee of the New Notes.

The New Notes will be guaranteed by each of our current and future wholly owned domestic subsidiaries that is a borrower or guarantees the Vistra Credit Agreement or any indebtedness that refinances the Vistra Credit Agreement. If such a subsidiary is released from its guarantee of the Vistra Credit Agreement or such other indebtedness, it will automatically be released from its guarantee of the New Notes without the consent of the holders of the New Notes. The Vistra Credit Agreement provides that a Subsidiary Guarantee may be released under certain circumstances. For example, our Vistra Credit Agreement: (i) permits our Subsidiary Guarantors to enter into certain permitted transactions as a result of which such Subsidiary Guarantor ceases to be a subsidiary and (ii) allows us to designate any of our subsidiaries as an unrestricted subsidiary or excluded project subsidiary so long as certain conditions are satisfied, the effect of which, in each case, would be to release such subsidiary from its guarantee obligations or to not require a guarantee from such subsidiary. See “Description of Notes—Subsidiary Guarantees”.

If an active trading market does not develop for the New Notes you may not be able to resell them.

The New Notes are a new issue of securities and there is no established trading market for the New Notes. We cannot assure you that an active trading market will develop for the New Notes. If no active trading market develops, you may not be able to resell your New Notes at their fair market value or at all. Future trading prices of the New Notes will depend on many factors, including, among other things, prevailing interest rates, our operating results and the market for similar securities. We do not intend to apply for listing the New Notes on any securities exchange or for inclusion of the New Notes in any automated quotation system. Historically, the market for non-investment grade debt has been subjected to disruptions that have caused substantial volatility in the prices of securities similar to the New Notes offered hereby. The market for the New Notes, if any, may be subject to similar disruptions. Any such disruptions may adversely affect the value of your New Notes.

Changes in the public debt ratings of the New Notes may materially and adversely alter the cost and the terms and conditions of our future financings and the value and liquidity of the New Notes.

The New Notes will be, and any of our future debt instruments may be, publicly rated by S&P and Moody’s, which are independent rating agencies. These public debt ratings may affect our ability to incur debt in the future. Any future downgrading of ratings assigned to the New Notes, our other debt instruments or Vistra Energy by either rating agency may affect the cost and terms and conditions of our future financings and could adversely affect the value and liquidity of the New Notes.

RATIO OF EARNINGS TO FIXED CHARGES

The following table presents the ratios of earnings to fixed charges of Vistra Energy for the periods indicated. For the purposes of computing these ratios: (i) earnings means pre-tax income from continuing operations before fixed charges and amortization of capitalized interest less capitalized interest and (ii) fixed charges means the sum of interest expensed and capitalized plus the portion of rental expense which we believe represents an interest factor.

	Successor			Predecessor
	Three Months Ended March 31, 2018 (a)	Year Ended December 31, 2017	Period From October 3, 2016 through December 31, 2016	Period From January 1, 2016 through October 2, 2016 (d)	Year Ended December 31,
					2015	2014	2013
Ratio of earnings to fixed charges (b)(c)	—	2.09	—	21.15	—	—	—

(a)	Does not reflect the impacts of the Transactions, namely: (i) the Merger on April 9, 2018 between Vistra Energy and Dynegy, with Vistra Energy continuing as surviving corporation nor (ii) the repayment on May 1, 2018 of $850 million aggregate principal amount of legacy Dynegy 6.75% senior notes due 2019, whereby Vistra utilized $864 million of cash to pay the principal and redemption premium.
(b)	Excludes accretion expense related to the Tax Receivables Agreement.
(c)	Fixed charges exceeded earnings by $219 million, $235 million, $5.556 billion, $8.459 billion and $3.036 billion for the Successor for the three months ended March 31, 2018 and the period from October 3, 2016 through December 31, 2016 and the Predecessor for the years ended December 31, 2015, 2014 and 2013, respectively.
(d)	For the Predecessor period from January 1, 2016 through October 2, 2016, the ratio of earnings to fixed charges is not comparable to the other years presented due to net gains related to bankruptcy-related reorganization items, including significant gains on extinguishing claims pursuant to the Plan of Reorganization. Excluding the effects of these net gains, fixed charges exceeded earnings by $653 million.

USE OF PROCEEDS

The exchange offer is intended to satisfy our obligations under the Registration Rights Agreement we entered into in connection with the private offering of the Old Notes. We will not receive any proceeds from the issuance of the New Notes in the exchange offer. In consideration for issuing the New Notes as contemplated in this prospectus, we will receive, in exchange, outstanding Old Notes in like principal amount. We will cancel all of the Old Notes surrendered in exchange for New Notes in the exchange offer. As a result, the issuance of the New Notes will not result in any increase or decrease in our indebtedness.

THE EXCHANGE OFFER

Terms of the Exchange Offer; Period for Tendering Old Notes

Subject to terms and conditions detailed in this prospectus, we will accept for exchange Old Notes which are validly tendered on or prior to the Expiration Date and not validly withdrawn as permitted below. We may, however, in our sole discretion, extend the period of time during which one or more of the exchange offer is open. The term “Expiration Date” means the latest time and date to which the exchange offer is extended.

As of the date of this prospectus, $850 million in aggregate principal amount of Old Notes are outstanding. This prospectus, together with the letter of transmittal, is first being sent on or about the date hereof, to all holders of Old Notes known to us.

We expressly reserve the right, at any time, to extend the period of time during which the exchange offer is open, and delay acceptance for exchange of the Old Notes, by giving oral or written notice of such extension to the holders thereof as described below. During any such extension, all Old Notes previously tendered will remain subject to the exchange offer and may be accepted for exchange by us. Any Old Notes not accepted for exchange for any reason will be returned without expense to the tendering holder as promptly as practicable after the Expiration Date or termination of the exchange offer, as applicable.

Old Notes tendered in the exchange offer must be in denominations of principal amount of $2,000 and integral multiples of $1,000 in excess thereof; provided that the untendered portion of an Old Note or the portion thereof not accepted for exchange must be in a principal amount of $2,000 or an integral multiple of $1,000 in excess thereof.

We expressly reserve the right to amend or terminate the exchange offer, and not to accept for exchange any Old Notes, upon the occurrence of any of the conditions of the exchange offer specified in the section entitled “Summary—Conditions to the Exchange Offer;” provided, however, that if we amend the exchange offer to make a material change, including the waiver of a material condition, we will extend the exchange offer, if necessary, to keep it open for at least five business days after such amendment or waiver is published, sent or given to the holders of the Old Notes. We will give oral or written notice of any extension, amendment, non-acceptance or termination to the holders of the Old Notes as promptly as practicable. Such notice, in the case of any extension, will be issued by means of a press release or other public announcement no later than 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date for the exchange offer.

Procedures for Tendering Old Notes

The tender to us of Old Notes by you as set forth below and our acceptance of the Old Notes will constitute a binding agreement between us and you upon the terms and subject to the conditions set forth in this prospectus and in the accompanying letter of transmittal. Except as set forth below, to tender Old Notes for exchange pursuant to the exchange offer, you must transmit a properly completed and duly executed letter of transmittal, including all other documents required by such letter of transmittal or, in the case of a book-entry transfer, an agent’s message in lieu of such letter of transmittal, to Wilmington Trust, as exchange agent, at the address set forth in the section entitled “—Exchange Agent” on or prior to the Expiration Date. In addition, either:

•	certificates for such Old Notes must be received by the exchange agent along with the letter of transmittal; or

•	a timely confirmation of a book-entry transfer (a “book-entry confirmation”) of such Old Notes, if such procedure is available, into the exchange agent’s account at DTC pursuant to the procedure for book-entry transfer must be received by the exchange agent, prior to the Expiration Date, with the letter of transmittal or an agent’s message in lieu of such letter of transmittal.

The term “agent’s message” means a message, transmitted by DTC to and received by the exchange agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the tendering participant stating that such participant has received and agrees to be bound by the letter of transmittal and that we may enforce such letter of transmittal against such participant.

The method of delivery of Old Notes, letters of transmittal and all other required documents is at your election and risk. If such delivery is by mail, it is recommended that you use registered mail, properly insured, with return receipt requested. In all cases, you should allow sufficient time to assure timely delivery. No letter of transmittal or Old Notes should be sent to us.

Signatures on a letter of transmittal or a notice of withdrawal, as the case may be, must be guaranteed unless the Old Notes surrendered for exchange are tendered:

•	by a holder of the Old Notes who has not completed the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” on the letter of transmittal; or

•	for the account of an eligible institution (as defined below).

In the event that signatures on a letter of transmittal or a notice of withdrawal are required to be guaranteed, such guarantees must be by a firm which is a member of the Securities Transfer Agent Medallion Program, the Stock Exchanges Medallion Program or the New York Stock Exchange Medallion Program (each such entity being hereinafter referred to as an “eligible institution”). If Old Notes are registered in the name of a person other than the signer of the letter of transmittal, the Old Notes surrendered for exchange must be endorsed by, or be accompanied, by a written instrument or instruments of transfer or exchange, in satisfactory form as we or the exchange agent determine in our sole discretion, duly executed by the registered holders with the signature thereon guaranteed by an eligible institution.

We, or the exchange agent, in our sole discretion, will make a final and binding determination on all questions as to the validity, form, eligibility (including time of receipt) and acceptance of Old Notes tendered for exchange. We reserve the absolute right to reject any and all tenders of any particular Old Note not validly tendered or to not accept any particular Old Note which acceptance might, in our judgment or our counsel’s, be unlawful. We also reserve the absolute right to waive any defects or irregularities or conditions of the exchange offer as to any particular Old Note either before or after the Expiration Date (including the right to waive the ineligibility of any holder who seeks to tender Old Notes in the exchange offer). Our or the exchange agent’s interpretation of the term and conditions of the exchange offer as to any particular Old Note either before or after the Expiration Date (including the letter of transmittal and the instructions thereto) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes for exchange must be cured within a reasonable period of time, as we determine. We are not, nor is the exchange agent or any other person, under any duty to notify you of any defect or irregularity with respect to your tender of Old Notes for exchange, and no one will be liable for failing to provide such notification.

If the letter of transmittal is signed by a person or persons other than the registered holder or holders of Old Notes, such Old Notes must be endorsed or accompanied by powers of attorney signed exactly as the name(s) of the registered holder(s) that appear on the Old Notes.

If the letter of transmittal or any Old Notes or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing. Unless waived by us or the exchange agent, proper evidence satisfactory to us of their authority to so act must be submitted with the letter of transmittal.

By tendering Old Notes, you represent to us that, among other things, the New Notes acquired pursuant to the exchange offer are being obtained in the ordinary course of business of the person receiving such New Notes, whether or not such person is the holder and that neither the holder nor such other person has any arrangement or understanding with any person, to participate in the distribution of the New Notes. In the case of a holder that is not a broker-dealer, that holder, by tendering, will also represent to us that the holder is not engaged in, and does not intend to engage in, a distribution of the New Notes.

However, any purchaser of Old Notes who is our affiliate, who intends to participate in the exchange offer for the purpose of distributing the New Notes or a broker-dealer that acquired Old Notes in a transaction other than as part of its trading or market-making activities and who has arranged or has an understanding with any person to participate in the distribution of the Old Notes:

•	cannot rely on the applicable interpretations of the staff of the SEC; and

•	must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction.

Each broker-dealer that receives New Notes for its own account in exchange for Old Notes, where such Old Notes were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such New Notes. See “Plan of Distribution.” The letter of transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

Acceptance of Old Notes for Exchange; Delivery of New Notes

Upon satisfaction or waiver of all of the conditions to the exchange offer, we will accept, promptly after the Expiration Date, all Old Notes validly tendered and will issue the New Notes promptly after the Expiration Date. See “Summary—Conditions to the Exchange Offer.” For purposes of the exchange offer, we will be deemed to have accepted validly tendered Old Notes for exchange if and when we give oral (confirmed in writing) or written notice to the exchange agent.

The holder of each Old Note accepted for exchange will receive an New Note in the amount equal to the surrendered Old Note. Holders of New Notes will receive interest accruing from the most recent date to which interest has been paid on the Old Notes, unless the record date for the first interest payment date after the consummation of the exchange offer preceded such date of consummation, in which case the interest payable on such interest payment date will be paid to the holders of the Old Notes.

In all cases, issuance of New Notes for Old Notes that are accepted for exchange will be made only after timely receipt by the exchange agent of:

•	certificates for Old Notes or a timely book-entry confirmation of such Old Notes into the exchange agent’s account at DTC;

•	a properly completed and duly executed letter of transmittal or an agent’s message in lieu thereof; and

•	all other required documents

If any tendered Old Notes are not accepted for any reason set forth in the terms and conditions of the exchange offer or if Old Notes are submitted for a greater principal amount than the holder desires to exchange, such unaccepted or non-exchanged Old Notes will be returned without expense to the tendering holder (or, in the case of Old Notes tendered by book-entry transfer into the exchange agent’s account at DTC pursuant to the book-entry procedures described below, such non-exchanged Old Notes will be credited to an account maintained with DTC promptly after the Expiration Date or termination of the exchange offer) promptly after the Expiration Date, as applicable.

Book-Entry Transfers

For purposes of the exchange offer, the exchange agent will request that an account be established with respect to the Old Notes at DTC within two business days after the date of this prospectus, unless the exchange agent has already established an account with DTC suitable for the exchange offer. Any financial institution that is a participant in DTC may make book-entry delivery of Old Notes by causing DTC to transfer such Old Notes into the exchange agent’s account at DTC in accordance with DTC’s procedures for transfer. Although delivery of Old Notes may be effected through book-entry transfer at DTC, the letter of transmittal or facsimile thereof or an agent’s message in lieu thereof, with any required signature guarantees and any other required documents, must, in any case, be transmitted to and received by the exchange agent at the address set forth in the section entitled “—Exchange Agent” on or prior to the Expiration Date.

Withdrawal Rights

You may validly withdraw your tender of Old Notes at any time prior to the Expiration Date. To be effective, a written notice of withdrawal must be received by the exchange agent at one of the addresses set forth in the section entitled “—Exchange Agent.” This notice must specify:

•	the name of the person having tendered the Old Notes to be withdrawn;

•	the Old Notes to be withdrawn (including the principal amount of such Old Notes); and

•	where certificates for Old Notes have been transmitted, the name in which such Old Notes are registered, if different from that of the withdrawing holder.

If certificates for Old Notes have been delivered or otherwise identified to the exchange agent, then, prior to the release of such certificates, the withdrawing holder must also submit the serial numbers of the particular certificates to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an eligible institution, unless such holder is an eligible institution. If Old Notes have been tendered pursuant to the procedure for book-entry transfer described above, any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Old Notes and otherwise comply with the procedures of DTC.

We, in our sole discretion, will make a final and binding determination on all questions as to the validity, form and eligibility (including time of receipt) of such notices. Any Old Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the exchange offer. Any Old Notes tendered for exchange but not exchanged for any reason will be returned to the holder without cost to such holder promptly after the Expiration Date (or, in the case of Old Notes tendered by book-entry transfer into the exchange agent’s account at DTC pursuant to the book-entry transfer procedures described above, such Old Notes will be credited to an account maintained with DTC for the Old Notes as soon as practicable after withdrawal, rejection of tender or termination of the exchange offer). Properly withdrawn Old Notes may be retendered by following one of the procedures described in the section entitled “—Procedures for Tendering Old Notes” above at any time on or prior to the Expiration Date.

Exchange Agent

Wilmington Trust, National Association, will be appointed exchange agent for the exchange offer. Questions and requests for assistance and requests for additional copies of this prospectus or the letter of transmittal should be addressed to the exchange agent as follows:

Registered & Certified Mail:	Regular Mail or Courier:	In Person by Hand Only:
Wilmington Trust, National Association Rodney Square North 1100 North Market Street Wilmington, Delaware 19890 Attn: Workflow Management	Wilmington Trust, National Association Rodney Square North 1100 North Market Street Wilmington, Delaware 19890 Attn: Workflow Management	Wilmington Trust, National Association Rodney Square North 1100 North Market Street Wilmington, Delaware 19890 Attn: Workflow Management

By Telephone: (302) 636-6470

By Facsimile (for Eligible Institutions only): (302) 636-4139

For information: DTC2@wilmingtontrust.com

DELIVERY OF THE LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF SUCH LETTER OF TRANSMITTAL VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY OF THE LETTER OF TRANSMITTAL.

Fees and Expenses

We will pay the exchange agent customary fees for its services, reimburse the exchange agent for its reasonable out-of-pocket expenses incurred in connection with the provision of these services and pay other registration expenses, including fees and expenses of the Trustee under the Indenture relating to the New Notes, filing fees, blue sky fees and printing and distribution expenses. We will not make any payment to brokers, dealers or others soliciting acceptances of the exchange offer.

Additional solicitation may be made by telephone, facsimile or in person by our and our affiliates’ officers and regular employees.

Accounting Treatment

We will record the New Notes at the same carrying value as the Old Notes, as reflected in our accounting records on the date of the exchange. Accordingly, we will not recognize any gain or loss for accounting purposes. The expenses of the exchange offer will be amortized over the term of the New Notes.

Consequences of Exchanging or Failing to Exchange Old Notes

If you do not exchange your Old Notes for New Notes in the exchange offer, your Old Notes will continue to be subject to the provisions of the Indenture relating to the New Notes regarding transfer and exchange of the Old Notes and the restrictions on transfer applicable to the Old Notes. These transfer restrictions are required because the Old Notes were issued under an exemption from, or in transactions not subject to, the registration requirements of the Securities Act and applicable state securities laws. In general, the Old Notes may not be offered or sold unless registered under the Securities Act, except under an exemption from, or in a transaction not subject to, the Securities Act and applicable state securities laws. We do not plan to register the Old Notes under the Securities Act. Based on interpretations by the staff of the SEC, as set forth in no-action letters issued to third parties, we believe that the New Notes you receive in the exchange offer may be offered for resale, resold or otherwise transferred without compliance with the registration and prospectus delivery provisions of the Securities Act. However, you will not be able to freely transfer the New Notes if:

•	you are our “affiliate,” as defined in Rule 405 under the Securities Act;

•	you are not acquiring the New Notes in the exchange offer in the ordinary course of your business; or

•	you are engaged in or intend to engage in, or have an arrangement or understanding with any person to participate in, the distribution, as defined in the Securities Act, of the New Notes you will receive in the exchange offer.

We do not intend to request the SEC to consider, and the SEC has not considered, the exchange offer in the context of a similar no-action letter. As a result, we cannot guarantee that the staff of the SEC would make a similar determination with respect to the exchange offer as in the circumstances described in the no-action letters discussed above. Each holder, other than a broker-dealer, must acknowledge that it is not engaged in, and does not intend to engage in, a distribution of New Notes and has no arrangement or understanding to participate in a distribution of New Notes. If you are our affiliate, are engaged in or intend to engage in a distribution of the New Notes or have any arrangement or understanding with respect to the distribution of the New Notes you will receive in the exchange offer, you may not rely on the applicable interpretations of the staff of the SEC and you must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction involving the New Notes. If you are a participating broker-dealer, you must acknowledge that you will deliver a prospectus in connection with any resale of the New Notes. In addition, to comply with state securities laws, you may not offer or sell the New Notes in any state, unless they have been registered or qualified for sale in that state or an exemption from registration or qualification is available and is complied with. The offer and sale of the New Notes to “qualified institutional buyers” (as defined in Rule 144A of the Securities Act) is generally exempt from registration or qualification under state securities laws. We do not plan to register or qualify the sale of the New Notes in any state where an exemption from registration or qualification is required and not available.

Other

Participation in the exchange offer is voluntary, and you should consider carefully whether to accept. You are urged to consult your financial and tax advisors in making your own decision on what action to take.

DESCRIPTION OF NOTES

In this Description of Notes, the terms “Vistra Energy,” “Issuer,” “we,” “us” and “our” refer only to Vistra Energy Corp., as successor in interest to Dynegy Inc. (“Dynegy”), and not to any of its Subsidiaries or Affiliates. We issued the Old Notes and will issue the New Notes pursuant to an Indenture (the “Indenture”), dated as of August 21, 2017, by and among Vistra Energy, as successor in interest to Dynegy, the Guarantors (as defined therein) and Wilmington Trust, National Association, as trustee (the “Trustee”), as amended by the First Supplemental Indenture, dated as of April 9, 2018, and the Second Supplemental Indenture, dated as of June 14, 2018. The terms of the notes include those set forth in the Indenture. The registered holder of a note (each, a “Holder”) will be treated as the owner of it for all purposes. Only registered Holders have rights under the Indenture. You can find the definitions of various terms used in this description under “—Definitions” below. When we use the term “notes” herein, unless the context requires otherwise, the term includes the Old Notes and the New Notes.

The following description is a summary of the material terms of the Indenture. It does not, however, restate the Indenture in its entirety. You should read the Indenture because it contains additional information and because it, and not this description, defines your rights as a Holder. Copies of the Indenture may be obtained by requesting them from Vistra Energy.

Brief Description of the Notes and the Subsidiary Guarantees

The New Notes

The New Notes will:

•	be general unsecured obligations of Vistra Energy;

•	rank pari passu in right of payment with all of Vistra Energy’s existing and future senior Indebtedness;

•	be effectively subordinated to Vistra Energy’s secured Indebtedness, including Indebtedness incurred under the Credit Agreement, to the extent of the value of the collateral securing such Indebtedness;

•	be senior in right of payment to any of Vistra Energy’s subordinated Indebtedness; and

•	be unconditionally guaranteed on a joint and several basis by the Subsidiary Guarantors.

The Subsidiary Guarantees

Each Subsidiary Guarantor’s guarantee of the New Notes will:

•	be a general unsecured obligation of such Subsidiary Guarantor;

•	rank pari passu in right of payment with all of such Subsidiary Guarantor’s existing and future senior Indebtedness;

•	be effectively subordinated to such Subsidiary Guarantor’s secured Indebtedness, including such Subsidiary Guarantor’s guarantee of Dynegy’s obligations under the Credit Agreement, to the extent of the value of the collateral securing such Indebtedness; and

•	be senior in right of payment to any of such Subsidiary Guarantor’s subordinated Indebtedness.

As of March 31, 2018, we had (i) approximately $4.4 billion of indebtedness on a standalone basis, (ii) approximately $12.5 billion of indebtedness on a pro forma basis after giving effect to the Transactions, of which approximately $6.6 billion constituted secured indebtedness, and (iii) approximately $11.6 billion of indebtedness, net of cash, on a pro forma basis after giving effect to the Transactions.

Vistra Energy, as the parent company, has no independent operations. Vistra Energy’s operations are conducted by its subsidiaries through its operating company subsidiary, Vistra Operations Company LLC (“Vistra Operations”). Each of Vistra Operations’ and Vistra Energy’s other 100% owned subsidiaries is a Subsidiary Guarantor (other than certain non-wholly owned subsidiaries that are minor). Each Subsidiary Guarantor is a 100% owned subsidiary of Vistra Energy. The guarantees registered under the registration statement will be full and unconditional and joint and several obligations of the Subsidiary Guarantors, subject to certain automatic customary releases, including the release, discharge or termination of such Subsidiary Guarantor’s obligations as a borrower or guarantor under the Credit Agreement or the exercise of a legal defeasance option or covenant defeasance option in accordance with the Indenture.

Not all of Vistra Energy’s subsidiaries will guarantee the New Notes. The New Notes will be effectively subordinated in right of payment to all liabilities of any of Vistra Energy’s subsidiaries that does not guarantee the New Notes, except to the extent that Vistra Energy is itself recognized as a creditor of the subsidiary, in which case its claims would still be effectively subordinated to the extent of any collateral securing such liabilities.

Principal, Maturity and Interest

In the exchange offer, Vistra Energy will issue $850 million in aggregate principal amount of 8.125% Senior Notes due 2026. Vistra Energy will issue the New Notes in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. The New Notes will mature on January 30, 2026.

Interest on the notes will accrue at the rate of 8.125% per annum and will be payable semi-annually in arrears on January 30 and July 30 of each year. Vistra Energy will make each interest payment to the holders of record on the immediately preceding January 15 and July 15. Interest on the New Notes will accrue from the most recent date on which interest has been paid on the Old Notes. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.

Vistra Energy may issue additional notes under the Indenture from time to time after this offering without the consent of the existing holders of notes. Any additional notes issued will have the same terms as the notes, except for the issue date, issue price and initial interest payment date. The notes and any additional notes subsequently issued under the Indenture will be treated as a single class for all purposes under the Indenture, including, without limitation, waivers, amendments, redemptions and offers to purchase. Unless the context otherwise requires, for all purposes of this description, references to “notes” include any additional notes issued.

Subsidiary Guarantees

The notes will be unconditionally guaranteed, jointly and severally, on a senior unsecured basis by each of Vistra Energy’s current and future Wholly Owned Domestic Subsidiaries that from time to time is a borrower or guarantor under the Credit Agreement. The obligations of each Subsidiary Guarantor under its Subsidiary Guarantee will be limited as necessary to prevent that Subsidiary Guarantee from constituting a fraudulent conveyance under applicable law. See “Risk Factors—Risks Relating to the Notes—A court could cancel the guarantees of the New Notes by our subsidiaries under fraudulent transfer law”.

A Subsidiary Guarantor may not sell or otherwise dispose of all or substantially all of its assets to, or consolidate with or merge with or into (whether or not such Subsidiary Guarantor is the surviving Person) another Person, other than Vistra Energy or another Subsidiary Guarantor, unless immediately after giving effect to that transaction, no Default or Event of Default exists.

The Subsidiary Guarantee of a Subsidiary Guarantor will be released automatically:

(1)	upon the release, discharge or termination of such Subsidiary Guarantor’s obligations as a borrower under the Credit Agreement or such Subsidiary Guarantor’s guarantee of the Credit Agreement; or

(2)	upon defeasance or satisfaction and discharge of the notes as provided below under the captions “— Legal Defeasance and Covenant Defeasance” and “— Satisfaction and Discharge”.

Methods of Receiving Payments on the Notes

If a holder of New Notes has given wire transfer instructions to Vistra Energy, Vistra Energy will pay or cause to be paid all principal, interest and premium on that holder’s New Notes in accordance with those instructions. All other payments on New Notes will be made at the office or agency of the paying agent and registrar unless Vistra Energy elects to make interest payments by check mailed to the noteholders at their address set forth in the register of holders.

Paying Agent and Registrar for the Notes

The Trustee will initially act as paying agent and registrar. Vistra Energy may change the paying agent or registrar without prior notice to the holders of the New Notes, and Vistra Energy or any of its Subsidiaries may act as paying agent or registrar.

Transfer and Exchange

A holder may transfer or exchange New Notes in accordance with the provisions of the Indenture. The registrar and the trustee may require a holder, among other things, to furnish appropriate endorsements and transfer documents in connection with a transfer of New Notes. Holders will be required to pay all taxes due on transfer. Vistra Energy is not required to transfer or exchange any New Note selected for redemption. Also, Vistra Energy is not required to transfer or exchange any New Note for a period of 15 days before a selection of New Notes to be redeemed.

Optional Redemption

At any time prior to July 30, 2020, Vistra Energy may on any one or more occasions redeem up to 35% of the aggregate principal amount of the notes, upon not less than 30 nor more than 60 days’ notice, at a redemption price of 108.125% of the principal amount of the notes redeemed, plus accrued and unpaid interest, if any, to but excluding the redemption date (subject to the rights of holders of notes on the relevant record date to receive interest due on the relevant interest payment date), with the proceeds of one or more Equity Offerings; provided that:

(1)	at least 65% of the aggregate principal amount of the notes issued on the Issue Date (excluding notes held by Vistra Energy and its Subsidiaries) remains outstanding immediately after the occurrence of such redemption; and

(2)	the redemption occurs within 90 days of the date of the closing of such Equity Offering.

At any time prior to July 30, 2020, Vistra Energy may on any one or more occasions redeem all or a part of the notes, upon not less than 30 nor more than 60 days’ prior notice, at a redemption price equal to 100% of the principal amount of notes redeemed, plus the Applicable Premium as of, and accrued and unpaid interest, if any, to but excluding the redemption date, subject to the rights of holders of notes on the relevant record date to receive interest due on the relevant interest payment date.

Except pursuant to the preceding two paragraphs, the notes will not be redeemable at Vistra Energy’s option prior to July 30, 2020. Vistra Energy is not prohibited, however, from acquiring the notes in market transactions by means other than a redemption, whether pursuant to a tender offer or otherwise.

On or after July 30, 2020, Vistra Energy may on any one or more occasions redeem all or a part of the notes upon not less than 30 nor more than 60 days’ notice, at the redemption prices (expressed as percentages of principal amount) set forth below, plus accrued and unpaid interest, if any, on the notes redeemed, to but excluding the applicable redemption date, if redeemed during the 12-month period beginning on July 30 of the years indicated below (subject to the rights of noteholders on the relevant record date to receive interest on the relevant interest payment date):

Year	Percentage
2020	104.063%
2021	102.031%
2022 and thereafter	100.000%

Mandatory Redemption

Vistra Energy is not required to make mandatory redemption or sinking fund payments with respect to the notes.

Selection and Notice

If less than all of the New Notes are to be redeemed at any time, the trustee (or registrar if other than the trustee) will select New Notes for redemption on a pro rata basis to the extent practicable or by lot or such other similar method in accordance with the procedures of The Depository Trust Company, unless otherwise required by law or applicable stock exchange requirements.

No New Notes of $2,000 or less can be redeemed in part. Notices of redemption will be mailed by first class mail or delivered electronically at least 30 but not more than 60 days before the redemption date to each holder of New Notes to be redeemed at its registered address, except that redemption notices may be mailed or delivered electronically more than 60 days prior to a redemption date if the notice is issued in connection with a defeasance of the notes or a satisfaction and discharge of the Indenture. Any redemption notice may, in Vistra Energy’s discretion, be subject to the satisfaction of one or more conditions precedent. If such redemption is subject to the satisfaction of one of more conditions precedent, such notice shall state that, in Vistra Energy’s discretion, the redemption date may be delayed until such time as any or all such conditions shall be satisfied (or waived by Vistra Energy in its sole discretion), such redemption may not occur and such notice may be rescinded in the event that any or all of such conditions shall not have been satisfied (or waived by Vistra Energy in its sole discretion) by the redemption date, or by the redemption date so delayed.

If any New Note is to be redeemed in part only, the notice of redemption that relates to that New Note will state the portion of the principal amount of that New Note that is to be redeemed. A new New Note in principal amount equal to the unredeemed portion of the original New Note will be issued in the name of the holder of New Notes upon cancellation of the original New Note. New Notes called for redemption become due on the date fixed for redemption. On and after the redemption date, interest ceases to accrue on New Notes or portions of them called for redemption.

Change of Control

If a Change of Control occurs, each holder of New Notes will have the right to require Vistra Energy to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that holder’s New Notes pursuant to a change of control offer (the “Change of Control Offer”) on the terms set forth in the Indenture. In the Change of Control Offer, Vistra Energy will offer a payment (the “Change of Control Payment”) in cash equal to 101% of the aggregate principal amount of the notes repurchased, plus accrued and unpaid interest, if any, on the notes to but excluding the date of purchase, subject to the rights of noteholders on the relevant record date to receive interest due on the relevant interest payment date. Within 30 days following any Change of Control, Dynegy will mail (or deliver electronically) a notice to each holder describing the transaction or transactions that constitute the Change of Control and offering to repurchase New Notes on the date for payment specified in the notice (the “Change of Control Payment Date”), which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed or delivered, pursuant to the procedures required by the Indenture and described in such notice. Vistra Energy will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the New Notes as a result of a Change of Control. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control provisions of the Indenture, Vistra Energy will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control provisions of the Indenture by virtue of such compliance.

On the Change of Control Payment Date, Vistra Energy will, to the extent lawful:

(1)	accept for payment all New Notes or portions of New Notes properly tendered pursuant to the Change of Control Offer;

(2)	deposit with the paying agent an amount equal to the Change of Control Payment in respect of all New Notes or portions of New Notes properly tendered; and

(3)	deliver or cause to be delivered to the Trustee the New Notes properly accepted together with an Officer’s Certificate stating the aggregate principal amount of New Notes or portions of New Notes being purchased by Vistra Energy.

The paying agent will promptly mail to each holder of New Notes properly tendered the Change of Control Payment for such New Notes, and the Trustee will promptly, upon receipt of a written order from Vistra Energy, authenticate and mail (or cause to be transferred by book entry) to each holder a new New Note equal in principal amount to any unpurchased portion of the New Notes surrendered, if any; provided that each new New Note will be in a minimum principal amount of $2,000 or an integral multiple of $1,000 in excess thereof. Vistra Energy will publicly announce the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date.

The provisions described above that require Vistra Energy to make a Change of Control Offer following a Change of Control will be applicable whether or not any other provisions of the Indenture are applicable. Except as described above with respect to a Change of Control, the Indenture does not contain provisions that permit the holders of the New Notes to require that Vistra Energy repurchase or redeem the New Notes in the event of a takeover, recapitalization or similar transaction.

Vistra Energy will not be required to make a Change of Control Offer upon a Change of Control if (1) a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in the Indenture applicable to a Change of Control Offer made by Vistra Energy and purchases all notes properly tendered and not withdrawn under the Change of Control Offer, or (2) notice of redemption has been given pursuant to the Indenture as described above under the caption “— Optional Redemption”, unless and until there is a default in payment of the applicable redemption price. A Change in Control Offer may be made in advance of a Change of Control, with the obligation to pay and the timing of payment conditioned upon the occurrence of a Change of Control, if a definitive agreement to effect a Change of Control is in place at the time the Change of Control Offer is made.

The definition of Change of Control includes a phrase relating to the direct or indirect sale, lease, transfer, conveyance or other disposition of “all or substantially all” of the properties or assets of Vistra Energy and its Subsidiaries taken as a whole. There is a limited body of case law interpreting the phrase “substantially all”, and there is no precise established definition of the phrase under applicable law. Accordingly, the ability of a holder of New Notes to require Vistra Energy to repurchase its New Notes as a result of a sale, lease, transfer, conveyance or other disposition of less than all of the assets of Vistra Energy and its Subsidiaries taken as a whole to another Person or group may be uncertain.

Certain Covenants

Liens

Vistra Energy will not and will not permit any Subsidiary Guarantor to, create, incur, assume or suffer to exist or become effective any mortgage, pledge or other lien (other than Permitted Liens) upon any Principal Property to secure indebtedness for borrowed money represented by notes, bonds, debentures or other evidences of indebtedness, unless all payments due under the Indenture and the notes issued thereunder are secured on an equal and ratable basis with the obligations so secured until such time as such obligations are no longer secured by a lien.

Merger, Consolidation or Sale of Assets

Vistra Energy may not, directly or indirectly: (1) consolidate or merge with or into another Person (whether or not Vistra Energy is the surviving corporation) or (2) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of Vistra Energy and its Subsidiaries taken as a whole, in one or more related transactions, to another Person; unless:

(1)	either (a) Vistra Energy is the surviving corporation or (b) the Person formed by or surviving any such consolidation or merger (if other than Vistra Energy) or to which such sale, assignment, transfer, conveyance or other disposition has been made is a corporation, partnership or limited liability company organized or existing under the laws of the United States, any state of the United States or the District of Columbia; provided that if the Person is a partnership or limited liability company, then a corporation wholly owned by such Person organized or existing under the laws of the United States, any state of the United States or the District of Columbia that does not and will not have any material assets or operations shall become a co-issuer of the notes pursuant to supplemental indentures duly executed by the applicable trustee;

(2)	the Person formed by or surviving any such consolidation or merger (if other than Vistra Energy) or the Person to which such sale, assignment, transfer, conveyance or other disposition has been made assumes all the obligations of Vistra Energy under the Indenture, the notes and the Registration Rights Agreement pursuant to documents in such form as are reasonably satisfactory to the Trustee; and

(3)	immediately after such transaction, no Default or Event of Default exists.

In addition, Vistra Energy may not, directly or indirectly, lease all or substantially all of its properties or assets, in one or more related transactions, to any other Person.

This “Merger, Consolidation or Sale of Assets” covenant will not apply to:

(1)	a merger of Vistra Energy with an Affiliate solely for the purpose of reincorporating Vistra Energy in another jurisdiction or forming a direct holding company of Vistra Energy; and

(2)	any sale, transfer, assignment, conveyance, lease or other disposition of assets between or among Vistra Energy and its Subsidiaries, including by way of merger or consolidation.

Additional Subsidiary Guarantees

If any Wholly Owned Domestic Subsidiary of Vistra Energy other than a Subsidiary Guarantor becomes a borrower under the Credit Agreement or guarantees any Indebtedness under the Credit Agreement, within 30 days thereof Vistra Energy shall cause such Wholly Owned Domestic Subsidiary to execute and deliver to the Trustee a supplemental indenture pursuant to which such Subsidiary will guarantee payment of the notes on the same terms and conditions as those applicable to the Subsidiary Guarantors under the Indenture and will deliver to the trustee an opinion of counsel that such supplemental indenture has been duly authorized, executed and delivered and constitutes a legally valid and enforceable obligation (subject to customary qualifications and exceptions). Thereafter, such Wholly Owned Domestic Subsidiary will be a Subsidiary Guarantor with respect to the notes until such Wholly Owned Domestic Subsidiary’s Subsidiary Guarantee with respect to the notes is released in accordance with the Indenture.

Reports

Whether or not required by the SEC’s rules and regulations, so long as any notes are outstanding, Vistra Energy will furnish to the Trustee, within the time periods (including any extensions thereof) specified in the SEC’s rules and regulations:

(1)	all quarterly and annual reports of Vistra Energy that would be required to be filed with the SEC on Forms 10-Q and 10-K if Vistra Energy were required to file such reports; and

(2)	all current reports of Vistra Energy that would be required to be filed with the SEC on Form 8-K if Vistra Energy were required to file such reports.

All such reports will be prepared in all material respects in accordance with all of the rules and regulations applicable to such reports. Each annual report on Form 10-K will include a report on Vistra Energy’s consolidated financial statements by Vistra Energy’s independent registered public accounting firm. In addition, Vistra Energy will file a copy of each of the reports referred to in clauses (1) and (2) above with the SEC for public availability within the time periods specified in the rules and regulations applicable to such reports (unless the SEC will not accept such a filing). To the extent such filings are made with the SEC, the reports will be deemed to have been furnished to the Trustee and holders of notes. Vistra Energy agrees that it will not take any action for the purpose of causing the SEC not to accept any such filings.

If, notwithstanding the foregoing, the SEC will not accept Vistra Energy’s filings for any reason, Vistra Energy will (i) post the reports referred to in the preceding paragraph on its website with no password protection within the time periods that would apply if Vistra Energy were required to file those reports with the SEC, (ii) not later than ten business days after the time Vistra Energy posts its quarterly and annual reports on its website, hold a quarterly conference call to discuss the information contained in such reports and (iii) no fewer than two business days prior to the date of the conference call required to be held in accordance with clause (ii) above, issue a press release to appropriate U.S. wire services announcing the time and date of such conference call and either including all information necessary to access the call or directing the holders or beneficial owners of, and prospective investors in, the notes and securities analysts and market makers to contact an individual at Vistra Energy (for whom contact information shall be provided in such press release) to obtain the information on how to access such conference call.

In addition, Vistra Energy agrees that, for so long as any notes remain outstanding, at any time it is not required to file the reports required by the preceding paragraphs with the SEC, it will furnish to the holders and to securities analysts and prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

Delivery of any reports, information and documents to the Trustee under this section will be for informational purposes only and the Trustee’s receipt thereof shall not constitute notice of any information contained therein or determinable from information contained therein, including compliance by Vistra Energy with any of its covenants under the Indenture or documents related thereto.

Events of Default and Remedies

Each of the following is an “Event of Default” with respect to the notes:

(1)	default for 30 days in the payment when due of interest on the notes;

(2)	default in payment when due of the principal of, or premium, if any, on the notes;

(3)	failure by Vistra Energy or a Subsidiary Guarantor to comply with any covenant in the Indenture (other than a default specified in clause (1) or (2) above) for 60 days after written notice by the Trustee or holders of at least 25% in principal amount of the notes;

(4)	default under any document evidencing any indebtedness for borrowed money by Vistra Energy or any Subsidiary Guarantor, whether such indebtedness now exists or is created after the Issue Date, if that default:

(a)	is caused by a failure to pay principal when due at final (and not any interim) maturity on or prior to the expiration of any grace period provided in such indebtedness (a “Payment Default”); or

(b)	results in the acceleration of such indebtedness prior to its express maturity (without such acceleration having been rescinded, annulled or otherwise cured),

and, in each case, the principal amount of any such indebtedness, together with the principal amount of any other such indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated (without such acceleration having been rescinded, annulled or otherwise cured), aggregates $100.0 million or more; provided that this clause (4) shall not apply to (i) secured indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such indebtedness and (ii) any indebtedness that is required to be converted into Qualifying Equity Interests upon the occurrence of certain designated events so long as no payments in cash or otherwise are required to be made in accordance with such conversion);

(5)	except as permitted by the Indenture, any Subsidiary Guarantee of any Subsidiary Guarantor (or any group of Subsidiary Guarantors) that constitutes a Significant Subsidiary shall be held in any final and non-appealable judicial proceeding to be unenforceable or invalid or shall cease for any reason (other than in accordance with its terms) to be in full force and effect or any Subsidiary Guarantor (or any group of Subsidiary Guarantors) that constitutes a Significant Subsidiary, or any Person acting on behalf of any Subsidiary Guarantor (or any group of Subsidiary Guarantors) that constitutes a Significant Subsidiary, shall deny or disaffirm in writing its or their obligations under its or their Subsidiary Guarantees; and

(6)	(a) a court of competent jurisdiction (i) enters an order or decree under any Bankruptcy Law that is for relief against Vistra Energy, any Subsidiary Guarantor that is a Significant Subsidiary or any group of Subsidiary Guarantors that, taken together, would constitute a Significant Subsidiary in an involuntary case; (ii) appoints a custodian for all or substantially all of the property of Vistra Energy, any Subsidiary Guarantor that is a Significant Subsidiary or any group of Subsidiary Guarantors that, taken together, would constitute a Significant Subsidiary; or (iii) orders the liquidation of Vistra Energy, any Subsidiary Guarantor that is a Significant Subsidiary or any group of Subsidiary Guarantors that, taken together, would constitute a Significant Subsidiary and, in each of clauses (i), (ii) or (iii), the order, appointment or decree remains unstayed and in effect for at least 60 consecutive days; or (b) Vistra Energy, any Subsidiary Guarantor that is a Significant Subsidiary or any group of Subsidiary Guarantors that, taken together, would constitute a Significant Subsidiary, pursuant to or within the meaning of Bankruptcy Law (i) commences a voluntary case; (ii) consents to the entry of an order for relief against it in an involuntary case; (iii) consents to the appointment of a custodian of it or for all or substantially all of its property; (iv) makes a general assignment for the benefit of its creditors.

In the case of an Event of Default pursuant to clause (6) of the previous paragraph, the notes that are outstanding will become due and payable immediately without further action or notice. If any other Event of Default occurs and is continuing, the Trustee or the holders of at least 25% in principal amount of such notes that are outstanding may declare all the notes to be due and payable immediately.

Subject to certain limitations, holders of a majority in principal amount of the notes that are then outstanding may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from holders of the notes notice of any continuing Default or Event of Default if it determines that withholding notice is in their interest, except a Default or Event of Default relating to the payment of principal or interest.

In case an Event of Default occurs and is continuing under the Indenture, the Trustee will be under no obligation to exercise any of the rights or powers under the Indenture at the request or direction of any holders of the notes unless such holders have offered to the Trustee indemnity or security satisfactory to the Trustee against any loss, liability or expense. Except to enforce the right to receive payment of principal, premium (if any) or interest when due, no holder of a note may pursue any remedy with respect to the Indenture unless:

(1) such holder has previously given the trustee notice that an Event of Default is continuing;

(2) holders of at least 25% in aggregate principal amount of the notes that are then outstanding have requested the Trustee to pursue the remedy;

(3) such holders have offered the Trustee reasonable security or indemnity against any loss, liability or expense;

(4) the Trustee has not complied with such request within 60 days after the receipt thereof and the offer of security or indemnity; and

(5) holders of a majority in aggregate principal amount of the notes that are then outstanding have not given the Trustee a direction inconsistent with such request within such 60-day period.

The holders of a majority in aggregate principal amount of the notes then outstanding by notice to the Trustee may, on behalf of the holders of the notes, rescind an acceleration or waive any existing Default or Event of Default and its consequences under the Indenture except a continuing Default or Event of Default in the payment of interest on, or the principal of, such notes.

Vistra Energy is required to deliver to the Trustee annually a statement regarding compliance with the Indenture. Upon becoming aware of any Default or Event of Default, Vistra Energy is required to deliver to the Trustee a statement specifying such Default or Event of Default.

No Personal Liability of Directors, Officers, Employees and Stockholders

No director, officer, employee, incorporator or stockholder of Vistra Energy or any Subsidiary Guarantor, as such, will have any liability for any obligations of Vistra Energy or the Subsidiary Guarantors under the notes, the Indenture or the Subsidiary Guarantees, or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each holder of notes by accepting a note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the notes. The waiver may not be effective to waive liabilities under the federal securities laws.

Legal Defeasance and Covenant Defeasance

Vistra Energy may, at its option and at any time, elect to have all of its obligations discharged with respect to the notes that are outstanding and all obligations of the Subsidiary Guarantors of such notes discharged with respect to their Subsidiary Guarantees (“Legal Defeasance”) except for:

(1)	the rights of holders of the notes that are then outstanding to receive payments in respect of the principal of, or interest or premium on such notes when such payments are due from the trust referred to below;

(2)	Vistra Energy’s obligations with respect to the notes concerning issuing temporary notes, registration of notes, mutilated, destroyed, lost or stolen notes and the maintenance of an office or agency for payment and money for security payments held in trust;

(3)	the rights, powers, trusts, duties and immunities of the trustee for the notes, and Vistra Energy’s and the Subsidiary Guarantors’ obligations in connection therewith; and

(4)	the Legal Defeasance provisions of the indenture governing such notes.

In addition, Vistra Energy may, at its option and at any time, elect to have the obligations of Vistra Energy and the Subsidiary Guarantors released with respect to certain covenants (including Vistra Energy’s obligation to make Change of Control Offers) that are described in the Indenture (“Covenant Defeasance”) and thereafter any omission to comply with those covenants will not constitute a Default or Event of Default with respect to the notes. In the event Covenant Defeasance occurs, certain events (not including non-payment, bankruptcy, receivership, rehabilitation and insolvency events) described under “— Events of Default and Remedies” will no longer constitute an Event of Default with respect to the notes.

In order to exercise either Legal Defeasance or Covenant Defeasance:

(1)	Vistra Energy must irrevocably deposit with the Trustee, in trust, for the benefit of the holders of the notes, cash in U.S. dollars, non-callable Government Securities, or a combination of cash in U.S. dollars and non-callable Government Securities, in amounts as will be sufficient, in the opinion of a nationally recognized investment bank, appraisal firm or firm of independent public accountants to pay the principal of, or interest and premium on such notes that are then outstanding on the Stated Maturity or on the applicable redemption date, as the case may be, and Vistra Energy must specify whether such notes are being defeased to maturity or to a particular redemption date;

(2)	in the case of Legal Defeasance, Vistra Energy has delivered to the Trustee an opinion of counsel reasonably acceptable to the Trustee confirming that (a) Vistra Energy has received from, or there has been published by, the Internal Revenue Service a ruling or (b) since the Issue Date, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion of counsel will confirm that, the holders of the notes that are then outstanding will not recognize income, gain or loss for federal income tax purposes as a result of such Legal Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred;

(3)	in the case of Covenant Defeasance, Vistra Energy has delivered to the Trustee an opinion of counsel reasonably acceptable to the Trustee confirming that the holders of the notes that are then outstanding will not recognize income, gain or loss for federal income tax purposes as a result of such Covenant Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred;

(4)	no Default or Event of Default with respect to the notes has occurred and is continuing on the date of such deposit (other than a Default or Event of Default resulting from the borrowing of funds to be applied to such deposit);

(5)	such Legal Defeasance or Covenant Defeasance will not result in a breach or violation of, or constitute a default under any material agreement or instrument (other than the indenture) to which Vistra Energy or any of its Subsidiaries is a party or by which Vistra Energy or any of its Subsidiaries is bound;

(6)	Vistra Energy must deliver to the trustee an Officer’s Certificate stating that the deposit was not made by Vistra Energy with the intent of preferring the holders of the notes over the other creditors of Vistra Energy with the intent of defeating, hindering, delaying or defrauding creditors of Vistra Energy or others; and

(7)	Vistra Energy must deliver to the Trustee an Officer’s Certificate and an opinion of counsel, each stating that all conditions precedent relating to the Legal Defeasance or the Covenant Defeasance have been complied with.

Amendment, Supplement and Waiver

Except as provided in the next two succeeding paragraphs, the Indenture, the notes and the Subsidiary Guarantees may be amended or supplemented with the consent of the holders of a majority in principal amount of notes then outstanding (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, the notes), and any existing default or compliance with any provision of the Indenture, the notes or the Subsidiary Guarantees may be waived with the consent of the holders of a majority in principal amount of the notes that are then outstanding (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, the notes).

Without the consent of each holder of notes affected, an amendment or waiver may not (with respect to any such notes held by a non-consenting holder):

(1)	reduce the principal amount of such notes whose holders must consent to an amendment, supplement or waiver;

(2)	reduce the principal of or change the fixed maturity of any such note or alter the provisions with respect to the redemption of such notes (other than provisions relating to the covenant described above under the caption “— Change of Control” and provisions relating to the number of days of notice to be given in the event of a redemption);

(3)	reduce the rate of or change the time for payment of interest on any such note;

(4)	waive a Default or Event of Default in the payment of principal of, or interest or premium on such notes (except a rescission of acceleration of such notes by the holders of a majority in aggregate principal amount of such notes and a waiver of the payment default that resulted from such acceleration);

(5)	make any such note payable in currency other than that stated in such notes;

(6)	make any change in the provisions of the Indenture relating to waivers of past Defaults or the rights of holders of such notes to receive payments of principal of, or interest or premium on such notes;

(7)	waive a redemption payment with respect to any such note (other than a payment required by the covenant described above under the caption “— Change of Control”); or

(8)	make any change in the preceding amendment and waiver provisions.

Notwithstanding the preceding, without the consent of any holder of notes, Vistra Energy, the Subsidiary Guarantors and the trustee may amend or supplement the Indenture, the notes and the Subsidiary Guarantees:

(1)	to cure any ambiguity, defect or inconsistency;

(2)	to provide for uncertificated notes in addition to or in place of certificated notes;

(3)	to provide for the assumption of Vistra Energy’s or a Subsidiary Guarantor’s obligations to holders of notes in the case of a merger or consolidation or sale of all or substantially all of Vistra Energy’s or such Subsidiary Guarantor’s assets;

(4)	to make any change that would provide any additional rights or benefits to the holders of notes or that does not adversely affect the legal rights under any indenture of any such holder;

(5)	to comply with requirements of the SEC in order to effect or maintain the qualification of any indenture under the Trust Indenture Act;

(6)	to conform the text of the Indenture or the notes to any provision of this “Description of Notes” to the extent that such provision in this “Description of Notes” was intended to be a verbatim or substantially verbatim recitation of a provision of the Indenture, the notes or the Subsidiary Guarantees;

(7)	to evidence and provide for the acceptance and appointment under the Indenture of a successor trustee pursuant to the requirements thereof;

(8)	to provide for the issuance of additional notes in accordance with the limitations set forth in the Indenture; or

(9)	to allow any Subsidiary Guarantor to execute a supplemental indenture and/or a Subsidiary Guarantee with respect to the notes.

Satisfaction and Discharge

The Indenture will be discharged and will cease to be of further effect as to all notes issued thereunder, when:

(1)	either:

(a)	all such notes that have been authenticated, except lost, stolen or destroyed notes that have been replaced or paid and notes for whose payment money has been deposited in trust and thereafter repaid to Vistra Energy, have been delivered to the trustee for such notes for cancellation; or

(b)	all such notes that have not been delivered to the Trustee for cancellation have become due and payable by reason of the mailing of a notice of redemption or otherwise or will become due and payable within one year and Vistra Energy or any Subsidiary Guarantor has irrevocably deposited or caused to be deposited with the trustee as trust funds in trust solely for the benefit of the holders of notes, cash in U.S. dollars, non-callable Government Securities, or a combination of cash in U.S. dollars and non-callable Government Securities, in amounts as will be sufficient, without consideration of any reinvestment of interest, to pay and discharge the entire Indebtedness on the notes not delivered to the trustee for cancellation for principal, premium and accrued interest to the date of maturity or redemption;

(2)	no Default or Event of Default under the Indenture has occurred and is continuing on the date of the deposit (other than a Default or Event of Default resulting from the borrowing of funds to be applied to such deposit) and the deposit will not result in a breach or violation of, or constitute a default under, any other instrument to which Vistra Energy or any Subsidiary Guarantor is a party or by which Vistra Energy or any Subsidiary Guarantor is bound;

(3)	Vistra Energy or any Subsidiary Guarantor has paid or caused to be paid all sums payable by it under the Indenture; and

(4)	Vistra Energy has delivered irrevocable written instructions to the trustee under the Indenture to apply the deposited money toward the payment of the notes at maturity or the redemption date, as the case may be.

In addition, Vistra Energy must deliver an Officer’s Certificate and an opinion of counsel to the Trustee stating that all conditions precedent to satisfaction and discharge have been satisfied.

Concerning the Trustee

If the Trustee becomes a creditor of Vistra Energy or any Subsidiary Guarantor, the Indenture limits its right to obtain payment of claims in certain cases, or to realize on certain property received in respect of any such claim as security or otherwise. The Trustee will be permitted to engage in other transactions; however, if it acquires any conflicting interest it must eliminate such conflict within 90 days, apply to the SEC for permission to continue (if the Indenture has been qualified under the Trust Indenture Act) or resign.

The holders of a majority in principal amount of the notes that are outstanding will have the right to direct the time, method and place of conducting any proceeding for exercising any remedy available to the trustee, subject to certain exceptions. The Indenture provides that in case an Event of Default occurs and is continuing, the Trustee will be required, in the exercise of its power, to use the degree of care of a prudent man in the conduct of his own affairs. Subject to such provisions, the Trustee will be under no obligation to exercise any of its rights or powers under the Indenture at the request of any holder of notes, unless such holder has offered to the Trustee security and indemnity satisfactory to it against any loss, liability or expense.

Definitions

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, “control”, as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided that Beneficial Ownership of 10% or more of the Voting Stock of a Person will be deemed to be control. For purposes of this definition, the terms “controlling”, “controlled by” and “under common control with” have correlative meanings.

“Applicable Law” means, as to any Person, any ordinance, law, treaty, rule or regulation or any determination, ruling or other directive by and from an arbitrator or a court or other Governmental Authority, in each case, applicable to or binding on such Person or any of its property or assets or to which such Person or any of its property is subject.

“Applicable Premium” means, with respect to any note on any redemption date, the greater of:

(1)	1.0% of the principal amount of such note; or

(2)	the excess of:

(a)	the present value at such redemption date of (i) the redemption price of such note at July 30, 2020 (such redemption price being set forth in the table appearing above under the caption “— Optional Redemption”) plus (ii) all required interest payments due on the note through July 30, 2020 (excluding accrued but unpaid interest to the redemption date), computed using a discount rate equal to the Treasury Rate as of such redemption date plus 50 basis points; over

(b)	the principal amount of the note.

“Asset Sale” means “Asset Sale” as defined in the Credit Agreement as in effect on the Issue Date.

“Attributable Debt” means, in respect of a sale and leaseback transaction, at the time of determination, the present value of the obligation of the lessee for net rental payments during the remaining term of the lease included in such sale and leaseback transaction including any period for which such lease has been extended or may, at the option of the lessor, be extended. Such present value shall be calculated using a discount rate equal to the rate of interest implicit in such transaction, determined in accordance with GAAP; provided, however, that if such sale and leaseback transaction results in a Capital Lease Obligation, the amount of Indebtedness represented thereby will be determined in accordance with the definition of “Capital Lease Obligation”.

“Authorized Officer” means, with respect to (i) delivering an Officer’s Certificates pursuant to the indenture, the chief executive officer, the president, the chief financial officer, the treasurer, the assistant treasurer, the principal accounting officer or any other person of Vistra Energy having substantially the same responsibilities as the aforementioned officers, and (ii) any other matter in connection with the indenture, the chief executive officer, chief financial officer, treasurer, the assistant treasurer, general counsel or a responsible financial or accounting officer of Vistra Energy.

“Bankruptcy Law” means Title 11 of the United States Code, 11 U.S.C. §§ 101, et seq., as amended from time to time, or any similar federal or state or other law for the relief of debtors.

“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act. The terms “Beneficially Owns” and “Beneficially Owned” have a corresponding meaning.

“Board of Directors” means:

(1)	with respect to a corporation, the board of directors of the corporation or any committee thereof duly authorized to act on behalf of such board;

(2)	with respect to a partnership, the Board of Directors of the general partner of the partnership;

(3)	with respect to a limited liability company, the managing member or members or any controlling committee of managing members thereof; and

(4)	with respect to any other Person, the board or committee of such Person serving a similar function.

“Capital Lease Obligations” means, at the time any determination is to be made, the amount of the liability in respect of a capital lease that would at that time be required to be capitalized on a balance sheet in accordance with GAAP, and the Stated Maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be prepaid by the lessee without payment of a penalty.

“Capital Stock” means:

(1)	in the case of a corporation, corporate stock;

(2)	in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock;

(3)	in the case of a partnership or limited liability company, partnership interests (whether general or limited) or membership interests; and

(4)	any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person, but excluding from all of the foregoing any debt securities convertible into Capital Stock, whether or not such debt securities include any right of participation with Capital Stock.

“Cash Equivalents” means “Cash Equivalents” as defined in the Credit Agreement as in effect on the Issue Date.

“Change of Control” means the occurrence of any of the following:

(1)	the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of Vistra Energy and its Subsidiaries, taken as a whole, to any “person” (as that term is used in Section 13(d) of the Exchange Act, but excluding any employee benefit plan of Vistra Energy or any of its Subsidiaries, any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of such plan and one or more Permitted Holders);

(2)	the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as defined above), other than one or more Permitted Holders or a corporation owned directly or indirectly by the stockholders of Vistra Energy in substantially the same proportion as their ownership of stock of Vistra Energy prior to such transaction, becomes the Beneficial Owner, directly or indirectly, of more than 50% of the Voting Stock of Vistra Energy, measured by voting power rather than number of shares; or

(3)	the first day on which a majority of the members of the Board of Directors of Vistra Energy are not Continuing Directors.

“Collateral” means “Collateral” as defined in the Credit Agreement as in effect on the Issue Date.

“Collateral Lien” means “Lien” as defined in the Credit Agreement as in effect on the Issue Date.

“Collateral Trustee” means “Collateral Trustee” as defined in the Credit Agreement as in effect on the Issue Date.

“Commodity Hedging Agreements” means any agreement (including each confirmation entered into pursuant to any master agreement) providing for swaps, caps, collars, puts, calls, floors, futures, options, spots, forwards, power purchase or sale agreements, fuel purchase or sale agreements, tolling agreements, emissions credit purchase or sales agreements, power transmission agreements, fuel transportation agreements, fuel storage agreements, netting agreements, commercial or trading agreements, weather derivatives agreements, each with respect to, or involving the purchase, transmission, distribution, sale, lease or hedge of, any energy, generation capacity or fuel, or any other energy or weather related commodity, service or risk, price or price indices for any such commodities, services or risks or any other similar derivative agreements, any renewable energy credits, carbon emission credits and any other “cap and trade” related credits, assets or attributes with an economic value and any other similar agreements, entered into by Vistra Energy or any Restricted Subsidiary, in each case under this definition, (i) in the ordinary course of business, or (ii) otherwise consistent with Prudent Industry Practice in order to manage fluctuations in the price or availability to Vistra Energy or any Restricted Subsidiary of any commodity and/or manage the risk of adverse or unexpected weather conditions.

“Consolidated Adjusted EBITDA” means, for any period, Consolidated Net Income of Vistra Energy for such period, adjusted by: (A) adding thereto (in each case to the extent deducted in determining Consolidated Net Income of Vistra Energy for such period (other than with respect to clause (vii))), without duplication, the amount of:

(i) total interest expense (inclusive of amortization of premiums, deferred financing fees and other original issue discount and banking fees, charges and commissions (e.g., letter of credit fees and commitment fees, non-cash interest payments, the interest component of Capital Lease Obligations, net payments, if any, pursuant to interest rate protection agreements with respect to Indebtedness, the interest component of any pension or other post-employment benefit expense)) of Vistra Energy and its Restricted Subsidiaries determined on a consolidated basis for such period;

(ii) provision for taxes based on income, profits or capital and foreign withholding taxes and franchise, state single business unitary and similar taxes for Vistra Energy and its Restricted Subsidiaries determined on a consolidated basis for such period;

(iii) all depreciation and amortization expense of Vistra Energy and its Restricted Subsidiaries determined on a consolidated basis for such period, including but not limited to amortization or impairment of intangibles (including, but not limited to goodwill), non-cash write offs of debt discounts and debt issuances, non-cash costs and commissions, non-cash discounts and other non-cash fees and charges with respect to Indebtedness, Interest Rate/Currency Hedging Agreements and Commodity Hedging Agreements;

(iv) other unusual or non-recurring cash charges, or expenses of Vistra Energy and its Restricted Subsidiaries during such period including, without limitation, costs of and payments of legal settlements, fines, judgments or orders;

(v) the amount of all other non-cash charges, losses or expenses (including non-cash employee and officer equity compensation expense (including stock options), or asset write-offs, write-ups or write-downs) of Vistra Energy and its Restricted Subsidiaries determined on a consolidated basis for such period (but excluding any additions to bad debt reserves or bad debt expense and any non-cash charge to the extent it represents amortization of a prepaid cash item that was paid in a prior period);

(vi) cash restructuring charges or reserves, including any restructuring costs and integration costs incurred in connection with the acquisitions permitted under the indenture (including the acquisition of the GSENA Thermal Assets) or Significant Asset Sales or other Specified Transactions after the Credit Agreement Closing Date, costs related to the closure and/or consolidation of facilities, retention charges, contract termination costs, recruiting, relocation, severance and signing bonuses and expenses, transaction fees and expenses (including professional and underwriting fees), and consulting fees and any one-time expense relating to enhanced accounting function, costs incurred in connection with any non-recurring strategic initiatives, costs incurred in connection with acquisitions and non-recurring intellectual property development after the Credit Agreement Closing Date, other business optimization expenses (including costs and expenses relating to business optimization programs and new systems design and implementation costs), project start-up costs or any other costs incurred in connection with any of the foregoing;

(vii) the amount of cost savings, operating expense reductions, other operating improvements and synergies projected by Vistra Energy in good faith to be realized in connection with any Specified Transaction (including the acquisition of the GSENA Thermal Assets) or the implementation of an operational initiative (including the termination, abandonment or discontinuance of operations and product lines) after the Credit Agreement Closing Date (calculated on a pro forma basis (in accordance with the definition of “Senior Secured Leverage Ratio”) as though such cost savings, operating expense reductions, other operating improvements and synergies had been realized on the first day of such period and as if such cost savings, operating expense reductions, other operating improvements and synergies were realized during the entirety of such period), net of the amount of actual benefits realized during such period from such actions; provided that (A) a duly completed certificate signed by an Authorized Officer of Vistra Energy shall be delivered to the trustee certifying that (x) such cost savings, operating expense reductions, other operating improvements and synergies are reasonably identifiable, reasonably anticipated to be realizable and factually supportable in the good faith judgment of Vistra Energy, and (y) such actions are to be taken within 18 months after the consummation of the Specified Transaction (including the acquisition of the GSENA Thermal Assets) or the implementation of an operational initiative, which is expected to result in such cost savings, expense reductions, other operating improvements or synergies, (B) projected amounts (and not yet realized) may no longer be added in calculating Consolidated Adjusted EBITDA pursuant to this clause (vii) to the extent occurring more than six fiscal quarters after the specified action taken in order to realize such projected cost savings, operating expense reduction, other operating improvements and synergies and (C) no cost savings, operating expense reductions and synergies shall be added pursuant to this clause (vii) to the extent duplicative of any expenses or charges otherwise added to Consolidated Adjusted EBITDA, whether through a pro forma adjustment or otherwise, for such period;

(viii) other accruals, up-front fees, transaction costs, commissions, expenses, premiums or charges related to any equity offering, permitted investment, acquisition, disposition, recapitalization or incurrence, repayment, amendment or modification of Indebtedness permitted by the indenture (whether or not successful, and including costs and expenses of the trustee that are reimbursed) and up-front or financing fees, transaction costs, commissions, expenses, premiums or charges related to any non-recurring merger or business acquisition transaction costs incurred during such period (in each case whether or not successful);

(ix) expenses to the extent covered by contractual indemnification, insurance or refunding provisions in favor of Vistra Energy or any of its Restricted Subsidiaries and actually paid by such third parties, or, so long as Vistra Energy has made a determination that a reasonable basis exists for payment and only to the extent that such amount is in fact paid within 365 days of such determination (with a deduction in the applicable future period for any amount so added back to the extent not so paid within such 365 days);

(x) to the extent covered by business interruption insurance and actually reimbursed or otherwise paid, expenses or losses relating to business interruption or any expenses or losses that are covered by indemnification or other reimbursement provisions in connection with any Investment, acquisition, or any sale, conveyance, transfer or other disposition of assets, in each case, permitted under the indenture, so long as Vistra Energy has made a determination that a reasonable basis exists for indemnification or reimbursement and only to the extent that such amount is in fact indemnified or reimbursed within 365 days of such determination (with a deduction in the applicable future period for any amount so added back to the extent not so indemnified or reimbursed within such 365 days);

(xi) effects of adjustments in the consolidated financial statements of Vistra Energy pursuant to GAAP (including, without limitation, in the inventory, property and equipment, goodwill, software, intangible assets, in-process research and development, deferred revenue and debt line items thereof) resulting from the application of recapitalization accounting or purchase accounting, as the case may be, in relation to any acquisition permitted under the indenture (including the acquisition of the GSENA Thermal Assets) or the amortization or write-off of any amounts thereof; and

(xii) adjustments on upfront premiums received or paid by Vistra Energy and its Restricted Subsidiaries for financial options in periods other than the strike periods;

and (B) subtracting therefrom (to the extent not otherwise deducted in determining Consolidated Net Income of Vistra Energy for such period and without duplication) the amount of (i) all cash payments or cash charges made (or incurred) by Vistra Energy or any of its Restricted Subsidiaries for such period on account of any non-cash charges added back to Consolidated Adjusted EBITDA in a previous period, (ii) income and gain items corresponding to those referred to in clauses (A)(iv) and (A)(v) above (other than the accrual of revenue in the ordinary course), (iii) gains related to pensions and other post-employment benefits and (iv) federal, state, local and foreign income tax credits;

provided that:

(A) to the extent included in Consolidated Net Income of Vistra Energy, there shall be excluded in determining Consolidated Adjusted EBITDA (x) currency translation gains and losses related to currency re-measurements of Indebtedness and (y) gains or losses on Interest Rate/Currency Hedging Agreements and Commodity Hedging Agreements;

(B) to the extent included in Consolidated Net Income of Vistra Energy, there shall be excluded in determining Consolidated Adjusted EBITDA for any period any adjustments resulting from the application of Statement of Financial Accounting Standards No. 133 and International Accounting Standard No. 39 and their respective related pronouncements and interpretations; and

(C) without duplication of amounts already deducted or excluded in determining the Consolidated Adjusted EBITDA (or the component defined terms), the Consolidated Adjusted EBITDA attributable to Excluded Project Subsidiaries shall be excluded from the definition of Consolidated Adjusted EBITDA for all purposes of the indenture, except to the extent (and solely to the extent) actually distributed or repatriated in cash by any such Excluded Project Subsidiary to Vistra Energy or any Subsidiary Guarantor.

“Consolidated Net Income” means, with respect to any specified Person for any period, the aggregate of the Net Income of such Person and its Restricted Subsidiaries for such period, on a consolidated basis, determined in accordance with GAAP; provided that:

(1)	the Net Income of any Person that is not a Restricted Subsidiary or that is accounted for by the equity method of accounting will be included only to the extent of the amount of dividends or similar distributions (including pursuant to other intercompany payments but excluding Concurrent Cash Distributions) paid in cash to the specified Person or a Restricted Subsidiary of the Person;

(2)	the Net Income of any Restricted Subsidiary that is not a Subsidiary Guarantor will be excluded to the extent that the declaration or payment of dividends or similar distributions by that Restricted Subsidiary of that Net Income is not at the date of determination permitted without any prior governmental approval (that has not been obtained) or, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Restricted Subsidiary or its stockholders;

(3)	the cumulative effect of a change in accounting principles will be excluded;

(4)	any net after-tax non-recurring or unusual gains, losses (less all fees and expenses relating thereto) or other charges or revenue or expenses (including, without limitation, relating to severance, relocation and one-time compensation charges) shall be excluded;

(5)	any non-cash compensation expense recorded from grants of stock appreciation or similar rights, stock options, restricted stock or other rights to officers, directors or employees shall be excluded, whether under FASB 123R or otherwise;

(6)	any net after-tax income (loss) from disposed or discontinued operations and any net after-tax gains or losses on disposal of disposed or discontinued operations shall be excluded;

(7)	any gains or losses (less all fees and expenses relating thereto) attributable to asset dispositions shall be excluded; and

(8)	any impairment charge or asset write-off pursuant to Financial Accounting Statement No. 142 and No. 144 or any successor pronouncement shall be excluded.

In addition, to the extent not already included in Consolidated Net Income of Vistra Energy and its Restricted Subsidiaries, Consolidated Net Income shall include (x) the amount of proceeds received from business interruption insurance in respect of expenses, charges or losses with respect to business interruption, (y) reimbursements of any expenses or charges that are actually received and covered by indemnification or other reimbursement provisions, in each case to the extent such expenses, charges or losses were deducted in the calculation of Consolidated Net Income and (z) the purchase accounting effects of adjustments (including the effects of such adjustments pushed down to Vistra Energy and its Restricted Subsidiaries) in component amounts required or permitted by GAAP (including in the inventory, property and equipment, software, goodwill, intangible assets, in-process research and development, deferred revenue and debt line items thereof) and related authoritative pronouncements (including the effects of such adjustments pushed down to Vistra Energy and its Restricted Subsidiaries), as a result of any acquisition or other similar investment permitted under the indenture, or the amortization or write-off of any amounts thereof.

“Consolidated Senior Secured Net Debt” means, as of any date of determination, (a) the aggregate amount of Indebtedness of Vistra Energy and its Restricted Subsidiaries, consisting only of Indebtedness for borrowed money, obligations in respect of Capital Lease Obligations, Attributable Debt and debt obligations evidenced by promissory notes or similar instruments, that is secured by a Collateral Lien on any asset or property of Vistra Energy or any Restricted Subsidiary outstanding on such date, determined on a consolidated basis in accordance with GAAP minus (b) the aggregate amount of Unrestricted cash and Cash Equivalents, together with the aggregate amount of Restricted cash and Cash Equivalents which secures the obligations under the Credit Documents, in an aggregate amount not to exceed $150,000,000; provided that Consolidated Senior Secured Net Debt shall not include Indebtedness (i) in respect of (x) any cash collateralized letter of credit, or (y) any other letter of credit, except to the extent of unreimbursed amounts drawn thereunder, (ii) of Unrestricted Subsidiaries, (iii) of Excluded Subsidiaries (but, for the avoidance of doubt, not secured guarantees of such Indebtedness by the Issuer or the Subsidiary Guarantors), (iv) of any Person other than Vistra Energy and its Restricted Subsidiaries and (v) in respect of Hedging Obligations.

“Continuing Director” means, as of any date of determination, any member of the Board of Directors of Vistra Energy who:

(1) was a member of such Board of Directors on the Issue Date; or

(2) was nominated for election or elected to such Board of Directors with the approval of (x) one or more Permitted Holders or (y) a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election.

“Credit Agreement” means the Credit Agreement, dated as April 23, 2013 among Dynegy, various lenders party thereto and Credit Suisse AG, Cayman Islands Branch, as administrative agent, as amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time.

“Credit Agreement Closing Date” means April 23, 2013.

“Credit Documents” means “Credit Documents” as defined in the Credit Agreement as in effect on the Issue Date.

“Default” means any event, act or condition which with notice or lapse of time, or both, would (without cure or waiver hereunder) constitute an Event of Default.

“Disqualified Stock” means any Capital Stock that, by its terms (or by the terms of any security into which it is convertible, or for which it is exchangeable, in each case at the option of the holder of the Capital Stock), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the holder of the Capital Stock, in whole or in part, on or prior to the date that is 91 days after the date on which the notes mature.

“Domestic Subsidiary” means any Subsidiary of Vistra Energy that was incorporated or organized in the United States or any state thereof or the District of Columbia.

“Environmental CapEx Debt” means Indebtedness of Vistra Energy or its Subsidiaries incurred for the purpose of financing Environmental Capital Expenditures.

“Environmental Capital Expenditures” means capital expenditures deemed necessary by Vistra Energy or its Subsidiaries to comply with Environmental Laws.

“Environmental Law” means any applicable Federal, state, foreign or local statute, law, rule, regulation, ordinance, code and rule of common law now or hereafter in effect and in each case as amended, and any binding judicial or administrative interpretation thereof, including without limitation any binding judicial or administrative order, consent decree or judgment, relating to the environment, human health or safety (as such relates to exposure to Hazardous Materials) or Hazardous Materials.

“Equity Interests” means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

“Equity Offering” means any public or private sale of (1) Capital Stock of Vistra Energy (other than Disqualified Stock and other than to a Subsidiary of Vistra Energy) or (2) Capital Stock of a direct or indirect parent entity of Vistra Energy (other than to Vistra Energy or a Subsidiary of Vistra Energy) to the extent that the net cash proceeds therefrom are contributed to the common equity capital of Vistra Energy.

“Exchange Notes” means the exchange notes to be issued pursuant to the Registration Rights Agreement.

“Excluded Project Subsidiary” means “Excluded Project Subsidiary” as defined in the Credit Agreement as in effect on the Issue Date.

“Excluded Subsidiary” means “Excluded Subsidiary” as defined in the Credit Agreement as in effect on the Issue Date.

“Fair Market Value” means the value that would be paid by a willing buyer to an unaffiliated willing seller in a transaction not involving distress or necessity of either party, determined in good faith by an Authorized Officer of Vistra Energy.

“Foreign Subsidiary” of any Person means any Subsidiary of such Person that is not a Domestic Subsidiary.

“GAAP” means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which are in effect from time to time; provided, however, that if any operating lease would be recharacterized as a capital lease due to changes in the accounting treatment of such operating leases under GAAP since the Issue Date, then solely with respect to the accounting treatment of any such lease, GAAP shall be interpreted as it was in effect on the Issue Date.

“Government Securities” means direct obligations of, or obligations guaranteed by, the United States of America (including any agency or instrumentality thereof) for the payment of which obligations or guarantees the full faith and credit of the United States of America is pledged and which are not callable or redeemable at the issuer’s option.

“Governmental Authority” means any nation or government, or any state, province, territory or other political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government, or any governmental or non-governmental authority regulating the generation and/or transmission of energy, including Electric Reliability Council of Texas.

“GSENA Thermal Assets” refers to the carved out assets of GDF SUEZ Energy North America, Inc. acquired by Dynegy on February 7, 2017.

“Hazardous Materials” means (a) any petroleum or petroleum products, radioactive materials, friable asbestos, urea formaldehyde foam insulation, transformers or other equipment that contain dielectric fluid containing regulated levels of polychlorinated biphenyls and radon gas; (b) any chemicals, materials or substances defined as or included in the definition of “hazardous substances”, “hazardous waste”, “hazardous materials”, “extremely hazardous waste”, “restricted hazardous waste”, “toxic substances”, “toxic pollutants”, “contaminants”, or “pollutants” or words of similar import, under any applicable Environmental Law; and (c) any other chemical, material or substance, which is prohibited, limited or regulated by any Environmental Law.

“Hedging Obligations” means, with respect to any specified Person, the obligations of such Person under:

(a)	currency exchange, interest rate or commodity swap agreements, currency exchange, interest rate or commodity cap agreements and currency exchange, interest rate or commodity collar agreements; or

(b)	(i) agreements or arrangements designed to protect such Person against fluctuations in currency exchange, interest rates, commodity prices or commodity transportation or transmission pricing or availability; (ii) any netting arrangements, power purchase and sale agreements, fuel purchase and sale agreements, swaps, options and other agreements, in each case, that fluctuate in value with fluctuations in energy, power or gas prices; and (iii) agreements or arrangements for commercial or trading activities with respect to the purchase, transmission, distribution, sale, lease or hedge of any energy related commodity or service.

“Indebtedness” means, with respect to any specified Person, any indebtedness of such Person (excluding accrued expenses and trade payables, except as provided in clause (e) below), whether or not contingent:

(a)	in respect of borrowed money;

(b)	evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof);

(c)	in respect of banker’s acceptances;

(d)	representing Capital Lease Obligations or Attributable Debt in respect of sale and leaseback transactions;

(e)	representing the balance deferred and unpaid of the purchase price of any property (including trade payables) or services due more than six months after such property is acquired or such services are completed; or

(f)	representing the net amount owing under any Hedging Obligations,

if and to the extent any of the preceding items (other than letters of credit, Attributable Debt and Hedging Obligations) would appear as a liability upon a balance sheet of the specified Person prepared in accordance with

GAAP. In addition, the term “Indebtedness” includes all Indebtedness of others secured by a Lien on any asset of the specified Person (whether or not such Indebtedness is assumed by the specified Person) and, to the extent not otherwise included, the guarantee by the specified Person of any Indebtedness of any other Person; provided, that the amount of such Indebtedness shall be deemed not to exceed the lesser of the amount secured by such Lien and the value of the Person’s property securing such Lien.

“Interest Rate/Currency Hedging Agreement” means (a) any interest rate swap agreements (whether from fixed to floating or from floating to fixed), interest rate cap agreements and interest rate collar agreements, (b) other agreements or arrangements designed to manage interest rates or interest rate risk and (c) other agreements or arrangements designed to protect such Person against fluctuations in currency exchange rates, in each case under clauses (a), (b) and (c), entered into by such Person in the ordinary course of business and not for speculative purposes.

“Investments” means, with respect to any Person, all investments by such Person in other Persons (including Affiliates) in the forms of loans (including guarantees or other obligations), advances or capital contributions (excluding commission, travel and similar advances to officers and employees), purchases or other acquisitions for consideration of Indebtedness, Equity Interests or other securities, together with all items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP. The amount of an Investment will be determined at the time the Investment is made and without giving effect to subsequent changes in value.

Notwithstanding anything to the contrary herein, in the case of any Investment made by Vistra Energy or a Restricted Subsidiary of Vistra Energy in a Person substantially concurrently with a cash distribution by such Person to Vistra Energy or a Subsidiary Guarantor (a “Concurrent Cash Distribution”), then the amount of such Investment shall be deemed to be the Fair Market Value of the Investment, less the amount of the Concurrent Cash Distribution.

“Issue Date” means August 21, 2017.

“Necessary Capital Expenditures” means capital expenditures that are required by Applicable Law (other than Environmental Laws) or undertaken for health and safety reasons or to prevent catastrophic failure of a unit. The term “Necessary Capital Expenditures” does not include any capital expenditure undertaken primarily to increase the efficiency of, expand or re-power any power generation facility.

“Net Income” means, with respect to any specified Person, the net income (loss) of such Person, determined in accordance with GAAP and before any reduction in respect of preferred stock dividends or accretion, excluding, however:

(a)	any gain or loss, together with any related provision for taxes on such gain or loss, realized in connection with: (i) any Asset Sale (without giving effect to the threshold provided for in the definition thereof); or (ii) the disposition of any securities by such Person or any of its Restricted Subsidiaries or the extinguishment of any Indebtedness of such Person or any of its Restricted Subsidiaries; and

(b)	any extraordinary gain or loss, together with any related provision for taxes on such extraordinary gain or loss.

“Officer’s Certificate” means a certificate signed on behalf of Vistra Energy by an Authorized Officer of Vistra Energy that meets the requirements set forth in the indenture.

“Permitted Holders” means Franklin Advisers, Inc. and one or more of its Affiliates.

“Permitted Liens” means:

(1) liens securing Indebtedness in an aggregate principal amount not to exceed the greatest of (a) $5.0 billion, (b) 30.0% of Total Assets (determined at the time of incurrence of such Indebtedness and without giving effect to subsequent changes) and (c) such amount as would not cause the Senior Secured Leverage Ratio on the date of incurrence of such Indebtedness to exceed 4.25 to 1.0;

(2) liens in favor of Vistra Energy or any of the Subsidiary Guarantors;

(3) liens created for the benefit of (or to secure) the notes (or the Subsidiary Guarantees);

(4) liens on property (including Capital Stock) existing at the time of acquisition of the property by Vistra Energy or any Subsidiary of Vistra Energy; provided that such liens were in existence (or were required to extend to such assets, including by way of an after-acquired property provision) prior to, and not incurred in contemplation of, or to finance, such acquisition;

(5) liens to secure Indebtedness or other obligations incurred to finance Necessary Capital Expenditures that encumber only the assets purchased, installed or otherwise acquired with the proceeds of such Indebtedness; and

(6) liens to secure Environmental CapEx Debt that encumber only the assets purchased, installed or otherwise acquired with the proceeds of such Environmental CapEx Debt.

“Person” means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company or government or other entity.

“Principal Property” means any building, structure or other facility (together with the land on which it is erected and fixtures comprising a part thereof) used primarily for manufacturing, processing, research, warehousing or distribution owned by Vistra Energy or any of its Subsidiaries, in each case located within the United States, that has a book value on the date of which the determination is being made, without deduction of any depreciation reserves, exceeding 2% of Total Assets, other than any such facility that Vistra Energy reasonably determines is not material to the business of Vistra Energy and its Subsidiaries taken as a whole.

“Prudent Industry Practice” means those practices and methods as are commonly used or adopted by Persons in the independent power generation industry in the United States in connection with the conduct of the business of such industry, in each case as such practices or methods may evolve from time to time, consistent in all material respects with all applicable legal requirements.

“Qualifying Equity Interests” means Equity Interests of Vistra Energy other than Disqualified Stock.

“Restricted” means “Restricted” as defined in the Credit Agreement as in effect on the Issue Date.

“Restricted Subsidiary” means “Restricted Subsidiary” as defined in the Credit Agreement as in effect on the Issue Date.

“Senior Secured Leverage Ratio” means, on any date of determination, the ratio of (a) Consolidated Senior Secured Net Debt on such date to (b) Consolidated Adjusted EBITDA for the Test Period most recently ended on or prior to such date; provided that (i) any Person that is a Restricted Subsidiary on such date of determination will be deemed to have been a Restricted Subsidiary at all times during such four-quarter reference period and (ii) any Person that is not a Restricted Subsidiary on such date of determination will be deemed not to have been a Restricted Subsidiary at any time during such four-quarter reference period.

For purposes of calculating the Senior Secured Leverage Ratio, Specified Transactions (and the incurrence or repayment of any Indebtedness in connection therewith) that have been made (i) during the applicable Test Period and (ii) subsequent to such Test Period and prior to or simultaneously with the event for which the calculation of such ratio is made shall be calculated on a pro forma basis assuming that all such Specified Transactions (and any increase or decrease in Consolidated Adjusted EBITDA and the component financial definitions used therein attributable to any Specified Transaction) had occurred on the first day of the applicable Test Period. If since the beginning of any applicable Test Period any Person that subsequently became a Restricted Subsidiary or was merged, amalgamated or consolidated with or into Vistra Energy or any of its Restricted Subsidiaries since the beginning of such Test Period shall have made any Specified Transaction that would have required adjustment pursuant to this definition, then the Senior Secured Leverage Ratio shall be calculated to give pro forma effect thereto in accordance with this definition.

In the event that Vistra Energy or any Restricted Subsidiary incurs (including by assumption or guarantees) or repays (including by redemption, repayment, retirement or extinguishment) any Indebtedness included in the calculation of the Senior Secured Leverage Ratio (other than Indebtedness incurred or repaid under any revolving credit facility in the ordinary course of business for working capital purposes), (x) during the applicable Test Period or (y) subsequent to the end of the applicable Test Period and prior to or simultaneously with the event for which the calculation of such ratio is made, then the Senior Secured Leverage Ratio shall be calculated giving pro forma effect to such incurrence or repayment of Indebtedness, to the extent required, as if the same had occurred on the last day of the applicable Test Period.

Whenever pro forma effect is to be given to a Specified Transaction or implementation of an operating initiative, the pro forma calculations shall be made in good faith by a responsible financial or accounting officer of Vistra Energy and include, for the avoidance of doubt, the amount of cost savings, operating expense reductions, other operating improvements and synergies are reasonably identifiable, factually supportable and projected by Vistra Energy in good faith to be reasonably anticipated to be realizable within 18 months after the closing date of such Specified Transaction or implementation of an operating initiative (provided, that to the extent any such operational changes are not associated with a transaction, such changes shall be limited to those for which all steps have been taken for realizing such savings and are factually supportable, reasonably identifiable and supported by an Officer’s Certificate delivered to the trustee) (calculated on a pro forma basis as though such cost savings, operating expense reductions, other operating improvements and synergies had been realized on the first day of such period as if such cost savings, operating expense reductions, other operating improvements and synergies were realized during the entirety of such period) relating to such Specified Transaction, net of the amount of actual benefits realized during such period from such actions; provided that any increase in Consolidated Adjusted EBITDA as a result of cost savings, operating expense reductions, other operating improvements and synergies shall be subject to the limitations set forth in the definition of Consolidated Adjusted EBITDA.

“Significant Asset Sale” means “Significant Asset Sale” as defined in the Credit Agreement on the Issue Date.

“Significant Subsidiary” means any Subsidiary that would be a “significant subsidiary” as defined in Article 1, Rule 1-02 of Regulation S-X, promulgated pursuant to the Securities Act, as such Regulation is in effect on the Issue Date.

“Specified Transaction” means any incurrence or repayment of Indebtedness (other than for working capital purposes) or any Investment that results in a Person becoming a Subsidiary of Vistra Energy, any acquisition permitted under the indenture, any Significant Asset Sale or other asset sale that results in a Restricted Subsidiary ceasing to be a Subsidiary of Vistra Energy, any Investment constituting an acquisition of assets constituting a business unit, line of business or division of another Person, or any asset sale of a business unit, line of business or division of Vistra Energy or a Restricted Subsidiary, in each case whether by merger, consolidation, amalgamation or otherwise.

“Stated Maturity” means, with respect to any installment of interest or principal on any series of Indebtedness, the date on which the payment of interest or principal is scheduled to be paid in the documentation governing such Indebtedness, and will not include any contingent obligations to repay, redeem or repurchase any such interest or principal prior to the date originally scheduled for the payment thereof.

“Subsidiary” means, with respect to any specified Person:

(1)	any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency and after giving effect to any voting agreement or stockholders’ agreement that effectively transfers voting power) to vote in the election of directors, managers or trustees of the corporation, association or other business entity is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and

(2)	any partnership (a) the sole general partner or the managing general partner of which is such Person or a Subsidiary of such Person or (b) the only general partners of which are that Person or one or more Subsidiaries of that Person (or any combination thereof).

“Subsidiary Guarantee” means the guarantee by each Subsidiary Guarantor of Vistra Energy’s obligations under the indenture and the notes, executed pursuant to the provisions of the indenture.

“Subsidiary Guarantor” means any of Vistra Energy’s current and future Wholly Owned Domestic Subsidiaries that guarantees the notes pursuant to the provisions of the indenture, in each case, until the Subsidiary Guarantee of such Person has been released in accordance with the provisions of the indenture.

“Test Period” means “Test Period” as defined in the Credit Agreement as in effect on the Issue Date.

“Total Assets” means, as of any date of determination, the total consolidated assets of Vistra Energy and its Subsidiaries, determined in accordance with GAAP, as shown on the most recent publicly available balance sheet of Vistra Energy, and after giving pro forma effect to any acquisition or disposal of any property or assets consummated after the date of the applicable balance sheet and on or prior to the date of determination.

“Treasury Rate” means, as of any redemption date, the yield to maturity as of such redemption date of United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15 (519) that has become publicly available at least two business days prior to the redemption date (or, if such Statistical Release is no longer published, any publicly available source of similar market data)) most nearly equal to the period from the redemption date to July 30, 2020; provided, however, that if the period from the redemption date to July 30, 2020 is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year will be used.

“Unrestricted” means “Unrestricted” as defined in the Credit Agreement as in effect on the Issue Date.

“Unrestricted Subsidiary” means “Unrestricted Subsidiary” as defined in the Credit Agreement as in effect on the Issue Date.

“Voting Stock” of any Person as of any date means the Capital Stock of such Person that is at the time entitled to vote in the election of the Board of Directors of such Person.

“Wholly Owned Domestic Subsidiary” means, as to any Person, any Wholly Owned Subsidiary of such Person which is a Domestic Subsidiary.

“Wholly Owned Subsidiary” means, as to any Person, (i) any corporation 100% of whose Capital Stock is at the time owned by such Person and/or one or more Wholly Owned Subsidiaries of such Person and (ii) any partnership, limited liability company, association, joint venture or other entity in which such Person and/or one or more Wholly Owned Subsidiaries of such Person has a 100% equity interest at such time (other than, in the case of a Foreign Subsidiary of Vistra Energy with respect to the preceding clauses (i) and (ii), director’s qualifying shares and/or other nominal amount of shares required to be held by Persons other than Vistra Energy and its Subsidiaries under applicable law).

MATERIAL UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following summarizes certain material United States federal income tax consequences relating to (i) the exchange of Old Notes for New Notes pursuant to the exchange offers and (ii) ownership and disposition of the New Notes by U.S. Holders and Non-U.S. Holders (each as defined below). This summary deals only with beneficial owners of Old Notes that acquired the Old Notes in the original issuance at their issue price (as determined for United States federal income tax purposes).

This discussion is based on:

•	the Internal Revenue Code of 1986, as amended (the “Code”);

•	current, temporary and proposed Treasury regulations promulgated under the Code;

•	the legislative history of the Code;

•	current administrative interpretations and practices of the Internal Revenue Service (the “IRS”); and

•	court decisions;

all as of the date of this prospectus. In addition, the administrative interpretations and practices of the IRS include its practices and policies as expressed in private letter rulings that are not binding on the IRS, except with respect to the particular taxpayers who requested and received those rulings. Future legislation, Treasury regulations, administrative interpretations and practices and/or court decisions may adversely affect the tax considerations contained in this discussion. Any change could apply retroactively to transactions preceding the date of the change. The tax considerations contained in this discussion may be challenged by the IRS, and we have not requested, and do not plan to request, any rulings from the IRS concerning the Notes.

The tax treatment of a holder of the Notes may vary depending upon a holder’s particular situation, including alternative minimum tax consequences. Certain holders (including, but not limited to, certain financial institutions, insurance companies, broker-dealers, persons who mark-to-market the Notes, tax-exempt organizations, regulated investment companies, real estate investment trusts, U.S. Holders whose functional currency for tax purposes is not the U.S. dollar, expatriates and persons holding Notes as part of a “straddle,” “hedge” or “conversion transaction”) may be subject to special rules not discussed below. This discussion is limited to holders who will hold the Notes as “capital assets” (generally, property held for investment) within the meaning of Section 1221 of the Code.

YOU SHOULD CONSULT YOUR TAX ADVISOR AS TO THE PARTICULAR TAX CONSEQUENCES OF YOUR ACQUISITION, OWNERSHIP AND DISPOSITION OF THE NEW NOTES.

As used herein, the term “U.S. Holder” means a beneficial owner of Notes that is for United States federal income tax purposes (1) a citizen or resident of the United States, (2) a corporation, including for this purpose an entity treated as a corporation for United States federal income tax purposes, created or organized in or under the laws of the United States or of any political subdivision thereof, (3) an estate whose income is subject to United States federal income tax regardless of its source, or (4) a trust, if both (a) a court within the United States is able to exercise primary supervision over the administration of the trust and (b) one or more United States persons have the authority to control all substantial decisions of the trust. Notwithstanding the preceding sentence, to the extent provided in Treasury regulations, certain trusts that are beneficial holders of the Notes and in existence on August 20, 1996, and treated as United States persons prior to such date, that elect to continue to be treated as United States persons also will be U.S. Holders. As used herein, the term “Non-U.S. Holder” means a beneficial owner (other than a partnership) of Notes that is not a U.S. Holder.

If a partnership (including for this purpose any entity treated as a partnership for United States federal income tax purposes) holds Notes, the treatment of a partner in the partnership will generally depend on the status of the partner and activities of the partnership. A holder that is a partnership and partners in such partnership should consult their tax advisors regarding the United States federal income tax consequences of acquiring, owning and disposing of the Notes.

Treatment of Exchange under the Exchange Offers

The exchange of the Old Notes for New Notes in the exchange offers will not be a taxable event for U.S. federal income tax purposes. A holder will not realize any taxable gain or loss as a result of exchanging the Old Notes for New Notes, and, upon the exchange, the holder will have the same tax basis and holding period in the New Notes as the holder had in the Old Notes immediately before the exchange.

Tax Treatment of New Notes

U.S. Holders

Interest

Stated interest on the New Notes will be included in the income of a U.S. Holder as ordinary income at the time such interest is received or accrued, in accordance with the U.S. Holder’s regular method of tax accounting.

Original issue discount

If the Old Notes were issued with original issue discount (“OID”), a U.S. Holder will be required to include OID in ordinary income as it accrues under a constant yield to maturity method, regardless of the U.S. Holder’s normal method of tax accounting.

Sale, retirement, redemption or other taxable disposition

In general, a U.S. Holder of the New Notes will recognize gain or loss upon the sale, retirement, redemption or other taxable disposition of such New Notes in an amount equal to the difference between (1) the amount of cash and the fair market value of property received in exchange therefor (except to the extent attributable to the payment of accrued and unpaid interest, which generally will be taxable to a holder as ordinary income as described below) and (2) the U.S. Holder’s adjusted tax basis in such New Notes. A U.S. Holder’s adjusted tax basis in the New Notes generally will be equal to such U.S. Holder’s adjusted tax basis in the Old Notes at the time of the exchange, increased by any OID subsequently included in income by the U.S. Holder. The portion of any proceeds that is attributable to accrued and unpaid interest that the U.S. Holder did not previously include in income will not be taken into account in computing the U.S. Holder’s capital gain or loss, but will instead be treated as interest income, as described under “—Interest” above. Net capital gain (i.e. generally, capital gain in excess of capital loss) recognized by a non-corporate U.S. Holder from the sale of a capital asset that has been held for more than 12 months is currently subject to United States federal income tax at a rate not to exceed 20%. Net capital gain from the sale of an asset held for 12 months or less will be subject to United States federal income tax at ordinary income tax rates. In addition, capital gain recognized by a corporate taxpayer will continue to be subject to United States federal income tax at the ordinary income tax rates applicable to corporations. The ability to deduct capital losses is subject to limitations under the Code.

Additional tax on investment income

A U.S. Holder that is an individual, estate or trust that does not fall into a special class of trusts that is exempt from such tax is subject to a 3.8% tax on the lesser of (1) the U.S. Holder’s “net investment income” for the relevant taxable year and (2) the excess of the U.S. Holder’s modified adjusted gross income for the taxable year over a certain threshold (which in the case of individuals will be between $125,000 and $250,000, depending on the individual’s circumstances). A U.S. Holder’s net investment income will generally include its interest income (including OID) and net gain from the disposition of the New Notes, unless such interest income

(including OID) and net gain is derived in the ordinary course of the conduct of a trade or business (other than a trade or business that consists of certain passive or trading activities). Net investment income may, however, be reduced by properly allocable deductions to such income. U.S. Holders that are individuals, estates or trusts are urged to consult their tax advisors regarding the applicability of this 3.8% Medicare tax to their income and gains from the New Notes.

Non-U.S. Holders

A Non-U.S. Holder generally will not be subject to United States federal income or withholding tax on payments of interest (including OID) on the New Notes, unless that Non-U.S. Holder actually or constructively owns 10% or more of the total combined voting power of all classes of our stock that are entitled to vote within the meaning of Section 871(h)(3) of the Code, is a controlled foreign corporation related to us or is a bank receiving interest (including OID) described in Section 881(c)(3)(A) of the Code, provided that such interest (including OID) is not effectively connected with the conduct of a trade or business in the United States by the Non-U.S. Holder. To qualify for the exemption from taxation, the last United States payor, as defined in the Treasury regulations (or a non-U.S. payor who is a qualified intermediary or withholding foreign partnership) in the chain of payment prior to payment to a Non-U.S. Holder (the “Withholding Agent”), must have received, before payment, a statement that (1) is signed by the beneficial owner of the New Notes under penalties of perjury, (2) certifies that such owner is not a U.S. Holder and (3) provides the name and address of the beneficial owner. The statement may be made on an IRS Form W-8BEN or IRS Form W-8BEN-E or a substantially similar form. An IRS Form W-8BEN or IRS Form W-8BEN-E is generally effective for the year of signature plus the following three calendar years; however, the beneficial owner must inform the Withholding Agent of any change in the information on the statement within 30 days of such change. Notwithstanding the preceding sentence, an IRS Form W-8BEN or IRS Form W-8BEN-E may in certain circumstances remain effective until a change in circumstances makes any information on such form inaccurate. If the New Notes are held through a securities clearing organization or certain other financial institution, the beneficial owner must provide to such organization or institution an IRS Form W-8BEN or IRS Form W-8BEN-E and the organization or institution must provide a certificate stating that such organization or institution has been provided with a valid IRS Form W-8BEN or IRS Form W-8BEN-E to the Withholding Agent.

A Non-U.S. Holder that does not qualify for exemption from withholding as described in the preceding paragraph generally will be subject to withholding of United States federal income tax at a tax rate of 30% (or lower applicable treaty rate) on payments of interest (including OID) on the New Notes.

In addition, a Non-U.S. Holder will generally not be subject to United States federal income or withholding tax on any amount which constitutes gain upon the sale, retirement, redemption or other taxable disposition of the New Notes, provided (1) the gain is not effectively connected with the conduct of a trade or business in the United States by the Non-U.S. Holder and (2) in the case of an individual Non-U.S. Holder, such holder is not present in the United States for 183 days or more in the taxable year. Certain other exceptions may be applicable and a Non-U.S. Holder should consult its tax advisor in this regard.

To the extent that gain or interest income (including OID) with respect to the New Notes is not exempt from the United States federal income or withholding tax, a Non-U.S. Holder may be able to reduce or eliminate such tax under an applicable income tax treaty.

Except to the extent that an applicable income tax treaty otherwise provides, a Non-U.S. Holder whose gain or interest income (including OID) with respect to the New Notes is effectively connected with the conduct of a trade or business in the United States by such Non-U.S. Holder (and if certain tax treaties apply, is attributable to a permanent establishment maintained by the Non-U.S. Holder in the United States) will not be subject to the United States federal withholding tax if such Non U.S. Holder provides an IRS Form W-8ECI to the Withholding Agent. Instead, such Non-U.S. Holder will generally be subject to tax on such gain and interest income (including OID) at regular income tax rates in the manner similar to the taxation of U.S. Holders. In addition, a corporate Non-U.S. Holder will be subject to a branch profits tax equal to 30% of its “dividend equivalent amount” (generally representing the amount that remains after paying the tax on such gain or interest income (including OID) discussed in the preceding sentence), although a Non-U.S. Holder may be able to reduce or eliminate such tax under an applicable income tax treaty. If a Non-U.S. Holder is an individual that is present in the United States for 183 days or more in a taxable year, such holder will be subject to a flat 30% tax (subject to reductions under an applicable income tax treaty if the Non-U.S. Holder is eligible for the benefits of such treaty) on the gain derived from the sale, redemption or other taxable disposition in such taxable year, which may be offset by U.S. source capital losses, even though such holder is not considered a resident of the United States.

Information reporting and backup withholding

Generally, we must report annually to the IRS and to Non-U.S. Holders the amount of interest (including OID) paid to Non-U.S. Holders and the amount of tax, if any, withheld with respect to those payments. Copies of the information returns reporting such interest (including OID) and withholding may also be made available to the tax authorities in the country in which a Non-U.S. Holder resides under the provisions of an applicable income tax treaty.

Backup withholding of United States federal income tax may apply to payments made in respect of the New Notes to registered owners who are not “exempt recipients” and who fail to provide certain identifying information (such as the registered owner’s taxpayer identification number) on an IRS Form W-8BEN or IRS Form W-8BEN-E, in the case of a Non-U.S. Holder, or an IRS Form W-9, in the case of a U.S. Holder. Compliance with the identification procedures described in the preceding section generally would establish an exemption from backup withholding for Non-U.S. Holders. As discussed above, a Non-U.S. Holder whose gain or interest income (including OID) with respect to the New Notes is effectively connected with the conduct of a trade or business in the United States by such Non-U.S. Holder will generally not be subject to backup withholding if the Non-U.S. Holder provides the Withholding Agent with an IRS Form W-8ECI.

In addition, upon the sale of the New Notes to (or through) a broker, the broker may be required to withhold an appropriate percentage of the entire purchase price, unless the seller provides, in the required manner, certain identifying information and, in the case of a Non-U.S. Holder, certifies that such seller is a Non-U.S. Holder (and certain other conditions are met). Such a sale may also be reported by the broker to the IRS (which report must, in certain circumstances, include the adjusted basis of the New Notes), unless the seller certifies its Non-U.S. Holder status (and certain conditions are met). Certification of the registered owner’s Non-U.S. Holder status would be made normally on an IRS Form W-8BEN or IRS Form W-8BEN-E under penalties of perjury, although in certain cases it may be possible to submit other documentary evidence.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from a payment to a beneficial owner would be allowed as a refund or a credit against such beneficial owner’s United States federal income tax liability provided the required information is furnished to the IRS in a timely manner.

Potential application of rules governing contingent payment debt instruments

We may be obligated to pay amounts in excess of the stated interest or principal on the Old Notes or New Notes, including as described under “Description of the New Notes—Change of Control.” The potential obligation to pay these additional amounts may implicate the provisions of applicable Treasury regulations relating to “contingent payment debt instruments.”

According to the applicable Treasury regulations, certain contingencies will not cause a debt instrument to be treated as a contingent payment debt instrument if such contingencies, as of the date of issuance, are remote or incidental. Although the matter is not free from doubt, we intend to take the position that the foregoing contingencies are remote or incidental, and we do not intend to treat the New Notes as contingent payment debt instruments. This position will be based in part on our determination that, as of the date of the issuance of the Old Notes, the possibility that such additional amounts would have to be paid, in the aggregate, is a remote or incidental contingency within the meaning of applicable Treasury regulations. However, there is no assurance that our position would be respected by the IRS or, if challenged, upheld by a court. If the IRS were to challenge our position and successfully assert that such contingencies are not remote or incidental, the New Notes may constitute contingent payment debt instruments. If the New Notes are treated as contingent payment debt instruments, a holder that is subject to U.S. federal income tax may be required to accrue OID on the New Notes in excess of stated interest and otherwise applicable OID, and to treat as ordinary income (rather than capital gain) any gain that is recognized upon a sale, redemption or other taxable disposition of the New Notes. In the event that any of these contingencies were to occur, it would affect the character, amount and timing of any income recognized. The discussions above under “—U.S. Holders” and “—Non-U.S. Holders” assume that the New Notes will not be treated as contingent payment debt instruments. Holders should consult their own tax advisors regarding the possible application of the contingent payment debt instrument rules to the New Notes.

Foreign Account Tax Compliance Act

Sections 1471-1474 of the Code and the Treasury regulations thereunder (“FATCA”) impose withholding taxes on certain types of payments made to “foreign financial institutions,” as specially defined under FATCA, and certain other non-U.S. entities. FATCA imposes a 30% withholding tax on payments of interest (including OID) on, and gross proceeds from the sale or other disposition of, the New Notes paid to a foreign financial institution unless the foreign financial institution is deemed to be compliant with FATCA or enters into an agreement with the IRS to, among other things, undertake to identify accounts held by certain U.S. persons or U.S.-owned foreign entities, annually report certain information about such accounts, and withhold 30% on payments to account holders whose actions prevent it from complying with these reporting and other requirements. In addition, FATCA imposes a 30% withholding tax on the same types of payments to a non-financial foreign entity of a certain type unless the entity certifies that it does not have any substantial U.S. owners or furnishes identifying information to the IRS or to the withholding agent regarding each substantial U.S. owner. These rules currently apply to payments of interest (including OID) and are expected to apply to payments of gross proceeds from the sale or other disposition of the New Notes after December 31, 2018. Prospective investors should consult their tax advisors regarding the application of FATCA to the acquisition, ownership or disposition of the New Notes.

PLAN OF DISTRIBUTION

Each broker-dealer that receives New Notes for its own account pursuant to the Registered Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such New Notes. This prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of New Notes received in exchange for Old Notes where such Old Notes were acquired as a result of market-making activities or other trading activities. We have agreed that, for a period ending on the earlier of (i) 180 days from the date on which the Exchange Offer Registration Statement (as defined in the Registration Rights Agreement) is declared effective and (ii) the date on which broker-dealers are no longer required to deliver a prospectus in connection with market-making or other trading activities, they will make this prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale. In addition, until                     , 2018, all dealers effecting transactions in the New Notes may be required to deliver a prospectus.

We will not receive any proceeds from any sale of New Notes by brokers-dealers. New Notes received by broker-dealers for their own account pursuant to the Registered Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the New Notes or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer and/or the purchasers of any such New Notes. Any broker-dealer that resells New Notes that were received by it for its own account pursuant to the Registered Exchange Offer and any broker or dealer that participates in a distribution of such New Notes may be deemed to be an “underwriter” within the meaning of the Securities Act and any profit of any such resale of New Notes and any commissions or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The Letter of Transmittal states that by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

For a period ending on the earlier of (i) 180 days from the date on which the Exchange Offer Registration Statement is declared effective and (ii) the date on which broker-dealers are no longer required to deliver a prospectus in connection with market-making or other trading activities, we will promptly send additional copies of this prospectus and any amendments or supplements to this prospectus to any broker-dealer that requests such documents in the Letter of Transmittal. We have agreed to pay all expenses incident to the Registered Exchange Offer (including the reasonable and documented expenses of one counsel for the holder of the Old Notes) other than commissions or concessions of any brokers or dealers and will indemnify the holders of the Old Notes (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.

LEGAL MATTERS

The validity of the New Notes offered hereby and certain other matters relating to this exchange offer will be passed upon for us by Sidley Austin LLP, Dallas, Texas.

EXPERTS

The consolidated financial statements of (a) Vistra Energy Corp. and its subsidiaries as of December 31, 2017 and 2016 and for the year ended December 31, 2017 and for the period October 3, 2016 through December 31, 2016, and (b) its Predecessor Company for the period January 1, 2016 through October 2, 2016 and for the year ended December 31, 2015, and the related financial statement schedule incorporated in this Prospectus by reference from the Company’s Current Report on Form 8-K dated June 15, 2018, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report (which report expresses an unqualified opinion and includes explanatory paragraphs regarding adoption of ASU 2016-18 and the emergence from bankruptcy and the non-comparability of Vistra Energy Corp. and its subsidiaries to its Predecessor Company), which is incorporated herein by reference. Such consolidated financial statements and financial statement schedule has been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The consolidated financial statements of Dynegy Inc. incorporated by reference in Dynegy Inc.’s Annual Report (Dynegy 2017 Form 10-K) for the year ended December 31, 2017, and the effectiveness of Dynegy Inc.’s internal control over financial reporting as of December 31, 2017 have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon, incorporated by reference therein, and incorporated herein by reference. Such consolidated financial statements are incorporated herein by reference in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly, current and other reports with the SEC under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). Our SEC filings are available to the public over the Internet at the SEC’s website at http://www.sec.gov. You may also read and copy any document we file at the SEC’s public reference room located at 100 F Street, N.E., Washington D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room and copy charges. We will provide you upon request, without charge, a copy of the notes and the indenture governing the notes. You may request copies of these documents by contacting us at:

Vistra Energy Corp.

Attention: Investor Relations Department

6555 Sierra Drive

Irving, Texas 75039

(214) 812-4600

We maintain a website at www.vistraenergy.com. You may access our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act with the SEC free of charge at our website as soon as reasonably practicable after such material is electronically filed with, or furnished to, the SEC. However, the reference to our web address does not constitute incorporation by reference of the information contained at such site.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The SEC allows us, and we have elected, to “incorporate by reference” in this prospectus information that we file with it, which means that we are disclosing important business and financial information to you by referring you to those documents. The information incorporated by reference is considered to be part of this prospectus, and information that we file later with the SEC will automatically update and supersede this information. This prospectus incorporates by reference all documents we file with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) pursuant to the Exchange Act on or after the date of this prospectus and prior to the termination of the exchange offer under this prospectus any prospectus supplement (other than, in each case, documents or information deemed to have been furnished and not filed in accordance with SEC rules) and the documents filed by Vistra Energy listed below:

•	Vistra Energy’s Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on February 26, 2018 (except Items 7 and 8 thereof, which were updated by Vistra Energy’s Current Report on Form 8-K filed with the SEC on June 15, 2018);

•	Dynegy’s Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on February 22, 2018 as amended by Dynegy’s Amendment No. 1 to Form 10-K on Form 10-K/A filed with the SEC on April 27, 2018;

•	Vistra Energy’s Current Reports on Form 8-K filed with the SEC on January 29, 2018, February 22, 2018, February 28, 2018, March 2, 2018, April 5, 2018, April 9, 2018, April 27, 2018, May 4, 2018, May 24, 2018, June 1, 2018, June 15, 2018, and June 29, 2018;

•	Vistra Energy’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2018 filed with the SEC on May 4, 2018;

•	Dynegy’s Current Reports on Form 8-K filed with the SEC on March 2, 2018 and April 9, 2018; and

•	Vistra Energy’s Definitive Proxy Statement on Schedule 14A filed on April 3, 2018.

All reports and other documents we subsequently file pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act prior to the termination of this exchange offer, including all such documents we may file with the SEC after the date of the initial registration statement and prior to the effectiveness of the registration statement, but excluding any information furnished to, rather than filed with, the SEC, will also be incorporated by reference into this prospectus and deemed to be part of this prospectus from the date of the filing of such reports and documents. Any statement contained herein or in any document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for the purposes of this prospectus to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or replaces such statement. Any such statement so modified or superseded shall not be deemed to constitute a part of this prospectus, except as so modified or superseded.

You may request a copy of any document incorporated by reference in this prospectus and any exhibit specifically incorporated by reference in those documents, at no cost, by writing or telephoning us at the following address or phone number:

Vistra Energy Corp.

Attention: Investor Relations Department

6555 Sierra Drive

Irving, Texas 75039

(214) 812-4600

VISTRA ENERGY CORP.

Offer to exchange up to $850,000,000 of

8.125% Senior Notes due 2026

(CUSIP Nos. 26817R BA5 and U2676Q AN8)

that have been registered under the Securities Act of 1933

for

8.125% Senior Notes due 2026

(CUSIP Nos.             and             )

that have not been registered under the Securities Act of 1933

THE EXCHANGE OFFER EXPIRES AT 5:00 P.M., NEW YORK

CITY TIME, ON                , 2018, UNLESS WE EXTEND IT

PROSPECTUS

The date of this prospectus is                    , 2018.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 20. Indemnification of Directors and Officers.

Indemnification by Vistra Energy Corp.

Delaware General Corporation Law

Vistra Energy Corp. is incorporated under the laws of the state of Delaware.

Section 145(a) of the DGCL authorizes a corporation to indemnify any person who was or is a party, or is threatened to be made a party, to a threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation), by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding, if the person acted in good faith and in a manner the person reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful.

Section 145(b) of the DGCL provides in relevant part that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

The DGCL also provides that indemnification under Sections 145(a) and (b) can only be made upon a determination that indemnification of the present or former director, officer or employee or agent is proper in the circumstances because such person has met the applicable standard of conduct set forth in Sections 145(a) and (b). Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of directors who are not a party to the action at issue (even though less than a quorum), or (2) by a majority vote of a designated committee of these directors (even though less than a quorum), or (3) if there are no such directors, or these directors authorize, by the written opinion of independent legal counsel, or (4) by the stockholders.

Section 145(c) of the DGCL provides that to the extent a present or former director or officer of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 145(a) or (b), or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorney’s fees) actually and reasonably incurred by such person in connection therewith.

Section 145(e) of the DGCL provides that expenses (including attorneys’ fees) incurred by an officer or director of the corporation in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation as authorized in Section 145 of the DGCL. Such expenses (including attorneys’ fees) incurred by former directors and officers or other employees and agents of the corporation or by persons serving at the request of the corporation as directors, officers, employees or agents of another corporation, partnership, joint venture, trust or other enterprise may be so paid upon such terms and conditions, if any, as the corporation deems appropriate.

Section 145(g) of the DGCL also empowers a corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the corporation would have the power to indemnify such person against such liability under Section 145 of the DGCL.

Section 102(b)(7) of the DGCL permits a corporation to provide for eliminating or limiting the personal liability of one of its directors for any monetary damages related to a breach of fiduciary duty as a director, as long as the corporation does not eliminate or limit the liability of a director for (a) a breach of the director’s duty of loyalty to the corporation or its stockholders, (b) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (c) a violation of Section 174 of the DGCL (unlawful dividends) or (d) any transaction from which the director derived an improper personal benefit.

Article XII of the Charter eliminates the personal liability of Vistra Energy’s directors to the fullest extent permitted by the DGCL. Such section eliminates the personal liability of a director to Vistra Energy or our stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (a) for any breach of the director’s duty of loyalty to Vistra Energy or our stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under Section 174 of the DGCL (unlawful dividends), or (d) for any transaction from which the director derived an improper personal benefit. Under the Bylaws, Vistra Energy agrees that it is the indemnitor of first resort to provide advancement of expenses or indemnification to directors and officers.

Article VI of the Bylaws provides that Vistra Energy shall indemnify and hold harmless each person who was or is made a party or is threatened to be made a party to, or was or is otherwise involved in, any action, suit, arbitration, alternative dispute mechanism, inquiry, judicial, administrative or legislative hearing, investigation or other threatened, pending or completed proceeding, whether brought by or in the right of Vistra Energy or otherwise, including any and all appeals, whether of a civil, criminal, administrative, legislative, investigative or other nature by reason of the fact that he or she is or was a director, an officer, or while a director or officer of Vistra Energy is or was serving at the request of Vistra Energy as a director, officer, employee, agent or trustee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, to the fullest extent authorized by applicable law, including, without limitation, the DGCL. Under the Bylaws, except as otherwise required by law, Vistra Energy shall indemnify an officer or director in connection with a proceeding initiated by the officer or director, only if such proceeding or part thereof was authorized or ratified by the Board.

Vistra Energy Indemnification Agreements

We have entered into indemnification agreements with each of our officers and directors that provide, in general, that we will indemnify them to the fullest extent permitted by law in connection with their service to us or on our behalf.

Vistra Energy Directors’ and Officers’ Liability Insurance

We have obtained directors’ and officers’ liability insurance which insures against certain liabilities that our directors and officers may, in such capacities, incur.

Indemnification under the Registration Rights Agreement

The registration rights agreement dated August 21, 2017 and incorporated by reference as an exhibit hereto provides for indemnification of our directors, our officers and our controlling persons, if any, by the holders of the Old Notes and by any participating broker-dealers (as such terms are defined in the prospectus included in this registration statement) against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

Insofar as the foregoing provisions permit indemnification of directors, officers or persons controlling us for liability arising under the Securities Act, we have been informed that, in the opinion of the SEC, this indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Indemnification by the Registrant Subsidiary Guarantors

Registrant Subsidiary Guarantors incorporated under the laws of the State of Delaware

Each of Dynegy Administrative Services Company, Dynegy Associates Northeast LP, Inc., Dynegy Northeast Generation GP, Inc., EquiPower Resources Corp., Sithe Energies, Inc., Dynegy Power Generation, Inc., TXU Retail Services Company, Vistra Finance Corp., and Vistra Preferred Inc. are incorporated under the laws of the State of Delaware.

The articles of incorporation of each of Dynegy Administrative Services Company, Dynegy Associates Northeast LP, Inc., Dynegy Northeast Generation GP, Inc. and EquiPower Resources Corp. provide that directors of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of the directors’ fiduciary duty except for liability (a) for any director’s duty of loyalty to the corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under Section 174 of the DGCL or (d) for any transaction from which the director derived any improper benefit. The articles of incorporation of EquiPower Resources Corp. further provide that the corporation shall indemnify any and all persons whom it shall have power to indemnify from and against any and all expenses, liabilities or matters covered by (a)-(d) of the preceding sentence.

The articles of incorporation of Sithe Energies, Inc. provide that no director of the corporation shall be personally liable to the corporation or its stockholders for any acts or omissions in the performance of his or her duties as a director of the corporation. The articles of incorporation also provide that the corporation must indemnify directors and officers to the fullest extent permitted by the DGCL and require the corporation to advance expenses.

The articles of incorporation of Dynegy Power Generation, Inc. provide no director of the corporation shall be personally liable to the corporation or its stockholders to the fullest extent permitted by the DGCL. The articles of incorporation also provide that the corporation must indemnify directors and officers to the fullest extent permitted by the DGCL and require the corporation to advance expenses.

The articles of incorporation of TXU Retail Services Company provide that no director of the corporation shall be liable to the corporation or its shareholders for monetary damages for any act or omission in the director’s capacity as a director, except for instances where the director is found liable under applicable law for (a) a breach of the director’s duty of loyalty to the corporation or its shareholders, (b) an act or omission not in good faith that constitutes a breach of duty of the director to the corporation or that involves intentional misconduct or a knowing violation of the law, (c) a transaction from which the director received an improper benefit, regardless of whether the benefit resulted from an action taken within the scope of the director’s duties or (d) an act or omission for which the liability of the director is expressly provided for by an applicable statute. The articles of incorporation provide that the corporation must indemnify directors and officers to the fullest extent permitted by the DGCL, except if: (a) the person’s acts or omissions that would otherwise be subject to indemnification were committed in bad faith or were the result of active and deliberate dishonesty or (b) such person personally gained a profit to which he or she was not legally entitled with an action or omission that would otherwise be subject to indemnification. The articles of incorporation require the corporation to advance expenses.

The articles of incorporation of each of Vistra Finance Corp. and Vistra Preferred Inc. do not specify the extent to which the corporation may indemnify its directors or officers.

The bylaws of each of Dynegy Associates Northeast LP, Inc. and Dynegy Northeast Generation GP, Inc. require the corporation (a) to indemnify its directors and officers to the fullest extent permitted by the DGCL and (b) to advance expenses.

The bylaws of each of EquiPower Resources Corp., Vistra Finance Corp. and Vistra Preferred Inc. require the corporation to (a) indemnify its directors and officers to the fullest extent permitted by the DGCL and (b) subject to certain limitations, advance expenses. The bylaws further allow the corporation to purchase and maintain insurance on behalf of its directors and officers.

The bylaws of TXU Retail Services Company allow the corporation to purchase, enter into, maintain or provide insurance, indemnification or other arrangements for the benefit of its directors and officers to the fullest extent permitted by the DGCL.

The bylaws of Dynegy Administrative Services Company, Dynegy Power Generation, Inc. and Sithe Energies, Inc. do not specify the extent to which the corporation may indemnify its directors and officers.

Registrant Subsidiary Guarantors formed under the laws of the State of Delaware

ANP Bellingham Energy Company, LLC, ANP Blackstone Energy Company, LLC, Brighten Energy LLC, Calumet Energy Team, LLC, Casco Bay Energy Company, LLC, Coleto Creek Power, LLC, Comanche Peak Power Company LLC, Dynegy Coal Generation, LLC, Dynegy Coal Holdco, LLC, Dynegy Coal Trading & Transportation, L.L.C., Dynegy Conesville, LLC, Dynegy Dicks Creek, LLC, Dynegy Energy Services (East), LLC, Dynegy Energy Services, LLC, Dynegy Fayette II, LLC, Dynegy Gas Imports, LLC, Dynegy Hanging Rock II, LLC, Dynegy Kendall Energy, LLC, Dynegy Killen, LLC, Dynegy Marketing and Trade, LLC, Dynegy Miami Fort, LLC, Dynegy Midwest Generation, LLC, Dynegy Morro Bay, LLC, Dynegy Moss Landing, LLC, Dynegy Oakland, LLC, Dynegy Power, LLC, Dynegy Resource II, LLC, Dynegy Resources Generating Holdco, LLC, Dynegy South Bay, LLC, Dynegy Stuart, LLC, Dynegy Washington II, LLC, Dynegy Zimmer, LLC, Ennis Power Company, LLC, Forney Pipeline, LLC, Havana Dock Enterprises, LLC, Hays Energy, LLC, Hopewell Power Generation, LLC, Illinois Power Resources Generating, LLC, Illinois Power Resources, LLC, IPH, LLC, La Frontera Holdings, LLC, Lake Road Generating Company, LLC, Liberty Electric Power, LLC, Midlothian Energy, LLC, Milford Power Company, LLC, Oak Grove Management Company LLC, Ontelaunee Power Operating Company, LLC, Pleasants Energy, LLC, Richland-Stryker Generation LLC, Sithe/Independence LLC, T-Fuels, LLC, Upton County Solar 2, LLC, Vistra Asset Company LLC, Vistra Intermediate Company LLC, Vistra Operations Company LLC and Wise County Power Company, LLC are all formed as limited liability companies under the laws of the State of Delaware.

Section 18-108 of the Delaware Limited Liability Company Act (the “Delaware Act”) provides that, subject to such standards and restrictions, if any, as are set forth in its limited liability company agreement, a limited liability company may, and shall have the power to, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever.

Section 18-303(a) of the Delaware Act provides that the debts, obligations and liabilities of a limited liability company, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the limited liability company, and no member or manager of a limited liability company shall be obligated personally for any such debt, obligation or liability of the limited liability company solely by reason of being a member or acting as a manager of the limited liability company.

The limited liability company agreements of each of ANP Bellingham Energy Company, LLC, ANP Blackstone Energy Company, LLC, Calumet Energy Team, LLC, Dynegy Resources Generating Holdco, LLC, Ennis Power Company, LLC, Hays Energy, LLC, Illinois Power Resources Generating, LLC, Illinois Power Resources, LLC, Lake Road Generating Company, LLC, Liberty Electric Power, LLC, Midlothian Energy, LLC,

Milford Power Company, LLC, Wise County Power Company, LLC, Pleasants Energy, LLC and T-Fuels, LLC provide that any officer, director, employee, member or affiliate of a member of the company will not be liable for, and will be indemnified and held harmless by the company against, any and all losses, liabilities and reasonable expenses, including attorneys’ fees, arising from proceedings in which such person may be involved, as a party or otherwise, by reason of its being an officer, director, employee, member or affiliate of a member of the company, or by reason of its involvement in the management of the affairs of the company, whether or not it continues to be such at the time any such loss, liability or expense is paid or incurred; provided, however, that no such person will be held harmless or indemnified for any losses, liabilities or expenses arising out of (i) the fraud, intentional misconduct or knowing or reckless breach of such person’s obligations or (ii) bad faith of such person. Each limited liability company agreement further provides that any such person entitled to indemnification by the company will also be entitled to indemnification against reasonable expenses (as incurred), including attorneys’ fees, to the fullest extent permitted under the Delaware Act.

The limited liability company agreements of each of Casco Bay Energy Company, LLC, Dynegy South Bay, LLC, Dynegy Morro Bay, LLC, Dynegy Moss Landing, LLC, Dynegy Oakland, LLC and Richland-Stryker Generation LLC provide that none of the members or any officers or managers of the company, or any partners, members, employees, affiliates, representatives or agents of the company, shall be liable to the company or any other person for any act or omission taken or omitted by such person in the reasonable belief that such act or omission is in or is not contrary to the best interests of the company and is within the scope of authority granted to such person by the company, provided such act or omission does not constitute fraud, willful misconduct, bad faith, or gross negligence. The limited liability company agreement also provides that the company must indemnify and hold harmless any such person from and against any and all losses, claims, demands, liabilities, expenses, judgments, fines, settlements and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative in which such person may be involved, or threatened to be involved, as a part or otherwise, by reason of its management of the affairs of the company or which relates to or arises out of the company or its property, business or affairs. No person shall be entitled to indemnification with respect to (a) any claim with respect to which such person has engaged in fraud, willful misconduct, bad faith or gross negligence or (b) any claim initiated by such person unless such claim (or part thereof) (i) was brought to enforce such person’s rights to indemnification hereunder or (ii) was authorized or consented to by the member of the company. Each limited liability company agreement further provides for the advancement of expenses, subject to certain limiting circumstances.

The limited liability company agreements of each of Dynegy Coal Generation, LLC, Dynegy Coal Holdco, LLC, Dynegy Conesville, LLC, Dynegy Dicks Creek, LLC, Dynegy Energy Services (East), LLC, Dynegy Energy Services, LLC, Dynegy Fayette II, LLC, Dynegy Gas Imports, LLC, Dynegy Hanging Rock II, LLC, Dynegy Kendall Energy, LLC, Dynegy Killen, LLC, Dynegy Marketing and Trade, LLC, Dynegy Miami Fort, LLC, Dynegy Midwest Generation, LLC Dynegy Power, LLC, Dynegy Resource II, LLC, Dynegy Stuart, LLC, Dynegy Washington II, LLC, Dynegy Zimmer, LLC, IPH, LLC and Ontelaunee Power Operating Company, LLC provide that neither the member nor any officer, employee or agent of the company nor any employee, representative, agent or affiliate of the member shall be liable to the company for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such person in good faith on behalf of the company to the fullest extent permitted by law; provided, however, that no such person shall be liable for any such loss, damage or claim incurred by reason of such person’s gross negligence or willful misconduct. Each limited liability company agreement also provides that such person shall be entitled to indemnification from the company for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such person in good faith on behalf of the company and in a manner reasonably believed to be within the scope of the authority granted to such person to the fullest extent provided by law; provided, however, that no such person shall be entitled to indemnification by reason of gross negligence or willful misconduct. Subject to certain limiting circumstances, each limited liability company agreement also requires the company to advance expenses to such person to the fullest extent permitted by law.

The limited liability company agreement of Dynegy Coal Trading & Transportation, L.L.C. provides that the company must indemnify managers and officers to the fullest extent permitted by the Delaware Act. The limited liability company agreement further (a) requires the company to advance expenses and (b) allows the company to purchase and maintain indemnification insurance.

The limited liability company agreement of Havana Dock Enterprises, LLC provides that no member shall have any personal liability whatsoever to the company or any other member on account of such member’s status as a member or by reason of such member’s acts or omissions in connection with the conduct of the business of the company; provided, however, that nothing the member will be liable to the company or other members for any liability by reason of (a) any act or omission of such member that involves actual fraud or willful misconduct or (b) any transaction from which such member derived an improper personal benefit. The limited liability company agreement further provides that the company must indemnify members, officers, employees or agents of the company to the fullest extent provided by the Delaware Act; provided, however, that no such person is entitled to indemnification if the liability results from (a) actual fraud or willful misconduct or (b) any transaction from which such person derived an improper personal benefit. The limited liability company agreement also (a) requires the advancement of expenses and (b) allows the company to purchase and maintain indemnification insurance.

The limited liability company agreement of Sithe/Independence LLC provides that the company must indemnify any member, shareholder, director, officer, employee or agent of the member or the company to the fullest extent permitted by law, but only in instances where (a) such person acts in good faith and (b) such person’s conduct does not constitute willful misconduct or gross negligence. The limited liability company agreement further requires that, subject to certain limiting circumstances, the company advance expenses.

The limited liability company agreements of each of Coleto Creek Power, LLC, Comanche Peak Power Company LLC, Hopewell Power Generation, LLC, Upton County Solar 2, LLC, Vistra Asset Company LLC, Vistra Intermediate Company LLC and Vistra Operations Company LLC provide that no member, manager or officer shall be liable to the company for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such person in good faith on behalf of the company and in a manner reasonably believed to be within the scope of such person’s authority; provided, however, that such person shall be liable for any such loss, damage or claim incurred by reason of such person’s gross negligence or willful misconduct. Each limited liability company agreement further provides that the company shall indemnify any member, manager or officer to the fullest extent permitted by the Delaware Act and that the company (a) must, subject to certain limiting circumstances, advance expenses and (b) may purchase and maintain indemnification insurance.

The limited liability company agreements of each of Brighten Energy LLC, Forney Pipeline, LLC, La Frontera Holdings, LLC and Oak Grove Management Company LLC provide that the company must indemnify any member, manager of officer to the fullest extent permitted by the Delaware Act. Each limited liability company agreement further provides that the company (a) must, subject to certain limiting circumstances, advance expenses and (b) may purchase and maintain indemnification insurance.

Registrant Subsidiary Guarantors incorporated under the laws of the State of Illinois

Coffeen and Western Railroad Company, Illinois Power Generating Company, Illinois Power Marketing Company and Illinova Corporation are all incorporated under the laws of the State of Illinois.

Section 8.75(a) of the Illinois Business Corporation Act of 1983 (the “IBCA”) allows a corporation to indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or who is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, if such person (a) acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation and (ii) with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. Section 8.75(b) of the IBCA allows a corporation to indemnify, in actions brought by or in the right of the corporation, such person against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit, if such person acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation; provided that no indemnification shall be made with respect to any claim, issue, or matter as to which such person has been adjudged to have been liable to the corporation, unless, and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court shall deem proper. To the extent such person has been successful, on the merits or otherwise, in the defense of any action, suit or proceeding referred to above, or in defense of any claim, issue or matter therein, such person is entitled to indemnification against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith, if the person acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation.

Section 8.75(e) of the IBCA allows a corporation to pay expenses (including attorney’s fees) incurred by an officer or director of the corporation in defending a civil or criminal action, suit or proceeding in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation as authorized in this section. Such expenses (including attorney’s fees) incurred by former directors and officers or other employees and agents of the corporation or by persons serving at the request of the corporation as directors, officers, employees or agents of another corporation, partnership, joint venture, trust or other enterprise, may be so paid on such terms and conditions, if any, as the corporation deems appropriate.

Section 8.75(f) of the IBCA provides that the indemnification and advancement of expenses provided by or granted under Section 8.75 of the IBCA shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office.

Section 8.75(g) of the IBCA allows a corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or who is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against such person and incurred by such person in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify such person against such liability under the provisions of Section 8.75 of the IBCA.

The articles of incorporation of each of Coffeen and Western Railroad Company and Illinois Power Marketing Company provide that a director of the corporation shall not be personally liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the IBCA.

The articles of incorporation of each of Illinois Power Generating Company and Illinova Corporation provide that a director of the corporation shall not be personally liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except for liability (a) for any breach of the director’s duty of loyalty to the corporation or its shareholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under Section 8.65 of the IBCA or (d) for any transaction from which the director derived an improper personal benefit. The articles of incorporation of Illinova Corporation further provide that the corporation must indemnify any director or officer to the fullest extent permitted by the IBCA.

The bylaws of each of Coffeen and Western Railroad Company, Illinois Power Generating Company, Illinois Power Marketing Company and Illinova Corporation provide that the corporation must (a) indemnify directors and officers to the fullest extent permitted by law and (b) subject to certain requirements, advance expenses. The bylaws further provide that the corporation may purchase and maintain insurance on behalf of any director or officer against any liability asserted against such director or officer and incurred by such director or officer in any such capacity, or arising out of such director’s or officer’s status as such, whether or not the corporation would have the power to indemnify such director or officer against such liability under the bylaws or applicable law.

Registrant Subsidiary Guarantors formed under the laws of the State of Ohio

Dynegy Commercial Asset Management, LLC is formed under the laws of the State of Ohio.

Section 1705.32(A) of the Ohio Revised Code (the “ORC”) provides that a limited liability company may indemnify or agree to indemnify any person who was or is a party, or who is threatened to be made a party, to any threatened, pending, or completed civil, criminal, administrative, or investigative action, suit, or proceeding, other than an action by or in the right of the company, because he is or was a manager, member, partner, officer, employee, or agent of the company or is or was serving at the request of the company as a manager, director, trustee, officer, employee, or agent of another limited liability company, corporation, partnership, joint venture, trust, or other enterprise. The company may indemnify or agree to indemnify a person in that position against expenses, including attorney’s fees, judgments, fines, and amounts paid in settlement that actually and reasonably were incurred by him in connection with the action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the company and, in connection with any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

Section 1705.32(B) of the ORC provides that a limited liability company may indemnify or agree to indemnify any person who was or is a party or who is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the company to procure a judgment in its favor, because he is or was a manager, officer, employee, or agent of the company or is or was serving at the request of the company as a manager, member, partner, director, trustee, officer, employee, or agent of another limited liability company, corporation, partnership, joint venture, trust, or other enterprise. The company may indemnify or agree to indemnify a person in that position against expenses, including attorney’s fees, that were actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the company, except that an indemnification shall not be made in respect of any claim, issue, or matter as to which the person is adjudged to be liable for negligence or misconduct in the performance of his duty to the company unless and only to the extent that the court of common pleas or the court in which the action or suit was brought determines, upon application, that, despite the adjudication of liability but in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnification for expenses that the court considers proper.

The limited liability company agreement of Dynegy Commercial Asset Management, LLC provides that neither the member nor any officer, employee or agent of the company nor any employee, representative, agent or affiliate of the member shall be liable to the company for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such person in good faith on behalf of the company to the fullest extent permitted by law; provided, however, that no such person shall be liable for any such loss, damage or claim incurred by reason of such person’s gross negligence or willful misconduct. The limited liability company agreement also provides that such person shall be entitled to indemnification from the company for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such person in good faith on behalf of the company and in a manner reasonably believed to be within the scope of the authority granted to such person to the fullest extent provided by law; provided, however, that no such person shall be entitled to indemnification by reason of gross negligence or willful misconduct. Subject to certain limiting circumstances, each limited liability company agreement also requires the company to advance expenses to such person to the fullest extent permitted by law.

Registrant Subsidiary Guarantors formed under the laws of the Commonwealth of Massachusetts

Masspower, LLC is formed under the laws of the Commonwealth of Massachusetts.

Section 8(a) of the Massachusetts Limited Liability Company Act (the “Massachusetts Act”) provides that, subject to such standards and restrictions, if any, as are set forth in its certificate of organization or a written operating agreement, a limited liability company may, and shall have the power to, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever. Such indemnification may include payment by the limited liability company of expenses incurred in defending a civil or criminal action or proceeding in advance of the final disposition of such action or proceeding, upon receipt of an undertaking by the person indemnified to repay such payment if he shall be adjudicated to be not entitled to indemnification under this section, which undertaking may be accepted without reference to the financial ability of such person to make repayment. Any such indemnification may be provided although the person to be indemnified is no longer a member or manager. No indemnification shall be provided for any person with respect to any matter as to which he shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his action was in the best interest of the limited liability company.

Section 8(b) of the Massachusetts Act provides that the certificate of organization or a written operating agreement may eliminate or limit the personal liability of a member or manager for breach of any duty to the limited liability company or to another member or manager.

The limited liability company agreement of Masspower, LLC provides that no manager or officer shall be liable to the company for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such manager or officer in good faith on behalf of the company and in a manner reasonably believed to be within the scope of the authority conferred on such manager or officer, except that a manager or officer shall be liable for any such loss, damage or claim incurred by reason of such manager’s or officer’s gross negligence or willful misconduct. The limited liability company agreement further (a) provides for indemnification of managers and officers to the fullest extent authorized by law, including the Massachusetts Act and (b) requires the company to advance expenses. The limited liability company agreement also allows the company to purchase and maintain indemnification insurance.

Registrant Subsidiary Guarantors incorporated under the laws of the State of Pennsylvania

NEPCO Services Company and Northeastern Power Company are incorporated under the laws of the State of Pennsylvania.

Section 1741 of Subchapter D, Chapter 17, of the Pennsylvania Business Corporation Law (the “PBCL”) provides that a business corporation shall have power to indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation), by reason of the fact that he is or was a representative of the corporation, or is or was serving at the request of the corporation as a representative of another domestic or foreign corporation for profit or not-for-profit, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action or proceeding if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal proceeding, had no reasonable cause to believe his conduct was unlawful.

Section 1742 of the PBCL provides that a business corporation shall have power to indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a representative of the corporation or is or was serving at the request of the corporation as a representative of another domestic or foreign corporation for profit or not-for-profit, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of the action if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the corporation; provided, however, that indemnification shall not be made under this section in respect of any claim, issue or matter as to which the person has been adjudged to be liable to the corporation unless and only to the extent that the court of common pleas of the judicial district embracing the county in which the registered office of the corporation is located or the court in which the action was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for the expenses that the court of common pleas or other court deems proper.

Section 1743 of the PBCL provides that indemnification against any expenses (including attorney fees) is mandatory to the extent such person succeeds on the merits or otherwise in defense of any action or proceeding referred to in Section 1741 or Section 1742 of the PBCL.

Section 1744 of the PBCL provides that, unless ordered by the court, any indemnification under Section 1741 or Section 1742 of the PBCL shall be made by the business corporation only as authorized in the specific case upon a determination that indemnification of the representative is proper in the circumstances. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to the action or proceeding, (ii) if such a quorum is not obtainable or if obtainable and a majority vote of a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the shareholders.

Section 1745 of the PBCL provides that expenses (including attorneys’ fees) incurred in defending any action or proceeding referred to in Subchapter D of Chapter 17 of the PBCL may be paid by a business corporation in advance of the final disposition of the action or proceeding upon receipt of an undertaking by or on behalf of the representative to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation as authorized in this subchapter or otherwise. Except as otherwise provided in the bylaws of the corporation, advancement of expenses shall be authorized by the board of directors.

Section 1746(a) of the PBCL provides that the indemnification and advancement of expenses provided by the previous sections of the PBCL shall not be deemed exclusive of any other rights to which a person seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding that office. Section 1746(b) of the PBCL provides that indemnification shall not be made in any case where the act or failure to act giving rise to the claim for indemnification is determined by a court to have constituted willful misconduct or recklessness.

Section 1747 of the PBCL provides that, unless otherwise restricted by its own bylaws, a business corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a representative of the corporation or is or was serving at the request of the corporation as a representative of another domestic or foreign corporation for profit or not-for-profit, partnership, joint venture, trust or other enterprise, against any liability asserted against him and incurred by him in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against that liability under the provisions of Subchapter D of Chapter 17 of the PBCL.

Section 1748 and Section 1749 of the PBCL provide for the extension of the indemnification and advancement of expenses provided by Sections 1741-1747 of the PBCL to (i) constituent and surviving corporations and (ii) persons serving as fiduciaries of employee benefit plans.

Section 1750 of the PBCL provides that the indemnification and advancement of expenses provided by, or granted pursuant to, Subchapter D of Chapter 17 of the PBCL, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a representative of the corporation and shall inure to the benefit of the heirs and personal representative of that person.

The articles of incorporation of each of NEPCO Services Company and Northeastern Power Company do not specify the extent to which the corporation may indemnify its directors or officers.

The bylaws for each of NEPCO Services Company and Northeastern Power Company provide that the corporation shall indemnify directors and officers of the corporation to the fullest extent that a corporation may grant indemnification to a person serving in such capacity under the PBCL. The bylaws require the corporation to advance expenses.

Registrant Subsidiary Guarantors incorporated under the laws of the State of Texas

Dallas Power & Light Company, Inc., Dynegy Operating Company, Generation SVC Company, Lone Star Energy Company, Inc., Lone Star Pipeline Company, Inc., Luminant Energy Trading California Company, Southwestern Electric Service Company, Inc., Texas Electric Service Company, Inc., Texas Power & Light Company, Inc., Texas Utilities Electric Company, Inc., Vistra Corporate Services Company, Vistra EP Properties Company and Wise-Fuels Pipeline, Inc. are all incorporated under the laws of the State of Texas.

Section 8.051 of the Texas Business Organization Code (the “TBOC”) provides that a corporation must indemnify a governing person, former governing person, or delegate against reasonable expenses actually incurred by the person in connection with a proceeding in which the person is a respondent because the person is or was a governing person or delegate, if the person is wholly successful, on the merits or otherwise, in the defense of the proceeding.

Section 8.101 and Section 8.102 of the TBOC provide that a corporation may indemnify a governing person, former governing person, or delegate who was, is, or is threatened to be made a respondent in a proceeding if it is determined in accordance with Section 8.103 that: (a) the person (i) acted in good faith, (ii) reasonably believed (A) in the case of conduct in the person’s official capacity, that the person’s conduct was in the corporation’s best interests and (B) in any other case, that the person’s conduct was not opposed to the corporation’s best interests, and (iii) in the case of a criminal proceeding, did not have a reasonable cause to believe the person’s conduct was unlawful, (b) with respect to expenses, the amount of expenses other than a judgment is reasonable and (c) indemnification should be paid. Indemnification of a person who is found liable to the corporation or is found liable because the person improperly received a personal benefit is limited to reasonable expenses actually incurred by the person in connection with the proceeding.

Section 8.104 of the TBOC provides that a corporation may pay or reimburse reasonable expenses incurred by a present governing person or delegate who was, is, or is threatened to be made a respondent in a proceeding in advance of the final disposition of the proceeding under certain circumstances.

Section 8.105 of the TBOC provides that a corporation may indemnify and advance expenses, to the same extent as a governing person, to a person who is not a governing person, including an officer, employee, or agent, as provided by (a) the corporation’s governing documents, (b) general or specific action of the corporation’s governing authority, (c) resolution of the corporation’s owners or members, (d) contract or (e) common law.

Section 8.151 of the TBOC provides that a corporation may purchase or procure or establish and maintain insurance or another arrangement to indemnify or hold harmless an existing or former governing person, delegate, officer, employee, or agent.

The articles of incorporation of each of Generation SVC Company, Lone Star Energy Company, Inc., Southwestern Electric Service Company, Inc., Lone Star Pipeline Company, Inc., and Texas Utilities Electric Company, Inc. provide that the corporation must indemnify and may purchase and maintain insurance or other arrangements on behalf of directors and officers of the corporation to the fullest extent permitted by the TBOC. The articles of incorporation further provide that a director of the corporation shall not be personally liable to the corporation or its shareholders to the fullest extent permitted by the TBOC.

The articles of incorporation of each of Dallas Power & Light Company, Inc., Texas Electric Service Company, Inc., Texas Power & Light Company, Inc. and Vistra Corporate Services Company provide that the corporation must reimburse or indemnify any director or officer from and against all expenses and liabilities incurred by him or her, or imposed on him or her, including, but not limited to, judgments, settlements, court costs and attorneys’ fees, in connection with, or arising out of, the defense of any action, suit or preceding in which he or she may be involved by reason of his being or having been such director or officer, except with respect to matters as to which he or she shall be adjudged in such action, suit or proceed to be liable because he did not act in good faith, or because of dishonesty or conflict of interest in the performance of his duty. The articles of incorporation provide that a corporation may indemnify and insure directors or officers to the fullest extent provided by the TBOC.

The articles of incorporation of Luminant Energy Trading California Company provide that a director of the corporation shall not be liable to the corporation or its shareholders for monetary damages for any act or omission in his or her capacity as a director to the fullest extent permitted by law.

The articles of incorporation of Vistra EP Properties Company provide that the corporation must indemnify and may insure all directors and officers to the fullest extent permitted by the TBOC. The articles further provide that a director of the corporation shall not be personally liable to the corporation or its shareholders for monetary damages for any act or omission in such director’s capacity as a director to the fullest extent permitted by the TBOC.

The articles of incorporation of each of Dynegy Operating Company and Wise-Fuels Pipeline, Inc. do not specify the extent to which the corporation may indemnify its directors or officers.

The bylaws of each of Dallas Power & Light Company, Inc., Lone Star Energy Company, Inc., Lone Star Pipeline Company, Inc., Texas Electric Service Company, Inc., Texas Utilities Electric Company, Inc., Southwestern Electric Service Company, Inc., and Texas Power & Light Company, Inc. provide that directors and officers must be indemnified and held harmless by the corporation to the fullest extent provided by applicable law, including by the TBOC. The bylaws provide further that the corporation (a) must advance expenses under certain circumstances and (b) may maintain insurance on behalf of the directors and officers.

The bylaws of Dynegy Operating Company provide that the corporation must indemnify directors and officers to the fullest extent to which it is empowered to do so by the TBOC.

The bylaws of each of Generation SVC Company, Luminant Energy Trading California Company, Vistra Corporate Services Company and Vistra EP Properties Company provide that the corporation must indemnify and may purchase insurance or other arrangements for the benefit of directors and officers of the corporation to the fullest extent permitted by the laws of the State of Texas, including the TBOC.

The bylaws of Wise-Fuels Pipeline, Inc. provide that the corporation must indemnify directors and officers of the corporation to the fullest extent permitted by the TBOC. The bylaws further provide that the corporation must advance expenses.

Registrant Subsidiary Guarantors formed under the laws of the State of Texas

Big Brown Power Company LLC, Dynegy Power Marketing, LLC, Luminant Energy Company LLC, Luminant Generation Company LLC, Luminant Mining Company LLC, NCA Resources Development Company LLC, Sandow Power Company LLC, TXU Energy Retail Company LLC, Value Based Brands LLC, Wharton County Generation, LLC are all formed under the laws of the state of Texas.

Section 101.401 of the TBOC provides that the company agreement of a limited liability company may expand or restrict any duties, including fiduciary duties, and related liabilities that a member, manager, officer, or other person has to the company or to a member or manager of the company.

Section 101.402 of the TBOC provides that a limited liability company may (a) indemnify a member, manager or officer, (b) pay in advance or reimburse expenses incurred by a member, manager or officer and (c) purchase, procure or establish and maintain insurance or other arrangement to indemnify or hold harmless a member, manager or officer.

The limited liability company agreements of each of Big Brown Power Company LLC, Luminant Energy Company LLC, Luminant Generation Company LLC, Luminant Mining Company LLC, NCA Resources

Development Company LLC, Sandow Power Company LLC and TXU Energy Retail Company LLC provide that the company must indemnify any member, manager or officer of the company to the fullest extent provided by the TBOC. Each limited liability company agreement further provides that the company (a) shall, subject to certain limiting circumstances, advance expenses and (b) may purchase and maintain indemnification insurance.

The limited liability company agreements of each of Luminant ET Services Company LLC and Value Based Brands LLC provide that no member, manager or officer of the company shall be liable to the company for any loss, damage or claim incurred by reason of any act or omission performed by such person in good faith on behalf of the company and in a manner reasonably believed to be within the scope of authority of such person, except that such person shall be liable for any such loss, damage or claim incurred by reason of such person’s gross negligence or willful misconduct. Each limited liability company agreement further provides that any member, manager or officer of the company shall be indemnified to the fullest extent permitted by the TBOC, and that the company (a) shall, subject to certain limiting circumstances, advance expenses and (b) may purchase and maintain indemnification insurance.

The limited liability company agreement of Dynegy Power Marketing, LLC provides that, to the fullest extent permitted by law, no member, officer, employee or agent of the company shall be liable to the company for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such person in good faith on behalf of the company and in a manner reasonably believed to be within the scope of the authority conferred on such person, except that such person shall be liable for any loss, damage or claim incurred by reason of fraud, bad faith, gross negligence or willful misconduct on behalf of such member, officer, employee or agent of the company. The limited liability company agreement further provides that any member, officer, employee or agent of the company shall be indemnified to the fullest extent permitted by applicable law, and that the company shall, subject to certain limiting circumstances, advance expenses.

The limited liability company agreement of Wharton County Generation, LLC provides that, any officer, director, employee, member or affiliate of a member of the company will not be liable for, and will be indemnified and held harmless by the company against, any and all losses, liabilities and reasonable expenses, including attorneys’ fees, arising from proceedings in which such person may be involved, as a party or otherwise, by reason of its being an officer, director, employee, member or affiliate of a member of the company, or by reason of its involvement in the management of the affairs of the company; provided, however, that no such person will be held harmless or indemnified for any losses, liabilities or expenses arising out of (a) the fraud, intentional misconduct, or knowing or reckless breach of such person’s obligations or (b) the bad faith of such person.

Registrant Subsidiary Guarantors formed under the laws of the Commonwealth of Virginia

Kincaid Generation, L.L.C. is formed under the laws of the Commonwealth of Virginia.

Section 13.1-1009 of the Virginia Limited Liability Company Act (the “Virginia Act”) provides that a company may, subject to such standards and restrictions, if any, as are set forth in its articles of organization or an operating agreement, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever, and to pay for or reimburse any member or manager or other person for reasonable expenses incurred by such a person who is a party to a proceeding in advance of final disposition of the proceeding.

The limited liability company agreement of Kincaid Generation, L.L.C. provides that any officer, director, employee, member or affiliate of a member of the company will not be liable for, and will be indemnified and held harmless by the company against, any and all losses, liabilities and reasonable expenses, including attorneys’ fees, arising from proceedings in which such person may be involved, as a party or otherwise, by reason of its being an officer director, employee, member or affiliate of a member of the company, or by reason of its involvement in the management of the affairs of the company, whether or not it continues to be such at the time any such loss, liability or expense is paid or incurred; provided, however, that no such person will be held harmless or indemnified for any losses, liabilities or expenses arising out of (a) the fraud, intentional misconduct, or knowing or reckless breach of such person’s obligations to the company or (b) the bad faith of such person. The limited liability company agreement further provides that the company must advance reasonable expenses to the fullest extent permitted by the Virginia Act.

Item 21. Exhibits and Financial Statement Schedules.

Exhibits

Exhibit Number	Description

1.1*	Underwriting Agreement relating to the 4,000,000 7.00% Tangible Equity Units, dated as of June 15, 2016, among Dynegy Inc. (as predecessor in interest to Vistra Energy Corp.), Morgan Stanley & Co. LLC, and RBC Capital Markets, LLC (incorporated by reference to Exhibit 1.1 to the Current Report on Form 8-K of Dynegy Inc. (File No. 001-33443) filed on June 21, 2016)

2.1*	Order of the United States Bankruptcy Court for the District of Delaware Confirming the Third Amended Joint Plan of Reorganization (which is incorporated by reference to Exhibit 2.1 of Vistra Energy’s Form S-1 (No. 333-215288) filed on December 23, 2016)

2.2*	Agreement and Plan of Merger, dated as of October 29, 2017, by and between Vistra Energy Corp. and Dynegy, Inc. (which is incorporated by reference to Exhibit 2.1 of Vistra Energy’s Form S-4 (No. 333-222049) filed on December 13, 2017)

3.1*	Certificate of Incorporation of TCEH Corp. (now known as Vistra Energy Corp.), dated October 3, 2016 (which is incorporated by reference to Exhibit 3.2 of Vistra Energy’s Form S-1 (No. 333-215288) filed on December 23, 2016)

3.2*	Certificate of Amendment of Certificate of Incorporation of TCEH Corp. (now known as Vistra Energy Corp.), dated November 2, 2016 (which is incorporated by reference to Exhibit 3.1 of Vistra Energy’s Form S-1 (No. 333-215288) filed on December 23, 2016)

3.3*	Restated Bylaws of Vistra Energy Corp., dated November 4, 2016 (which is incorporated by reference to Exhibit 3.3 of Vistra Energy’s Form S-1 (No. 333-215288) filed on December 23, 2016)

4.1*	Registration Rights Agreement, by and among TCEH Corp. (now known as Vistra Energy Corp.) and the Holders party thereto, dated as of October 3, 2016 (which is incorporated by reference to Exhibit 4.1 of Vistra Energy’s Form S-1 (No. 001-215288) filed on December 23, 2016)

4.2*	2022 Notes Indenture, dated October 27, 2014, among Dynegy Finance II, Inc. and the Trustee (which is incorporated by reference to Exhibit 4.8 of Dynegy’s Form 8-K (No. 001-33443) filed on October 30, 2014)

4.3*	First Supplemental Indenture to the 2022 Notes Indenture, dated April 1, 2015, between Dynegy and the Trustee (which is incorporated by reference to Exhibit 4.11 of Dynegy’s Form 8-K (No. 001-33443) filed on April 7, 2015)

4.4*	Second Supplemental Indenture to the 2022 Notes Indenture, dated April 1, 2015, among Dynegy, the Subsidiary Guarantors (as defined therein), and the Trustee (which is incorporated by reference to Exhibit 4.12 of Dynegy’s Form 8-K (No. 001-33443) filed on April 7, 2015)

4.5*	Third Supplemental Indenture to the 2022 Notes Indenture, dated April 2, 2015, among Dynegy, the Subsidiary Guarantors (as defined therein), and the Trustee (which is incorporated by reference to Exhibit 4.17 of Dynegy’s Form 8-K (No. 001-33443) filed on April 8, 2015)

4.6*	Fourth Supplemental Indenture to the 2022 Notes Indenture, dated May 11, 2015, among Dynegy, the Subsidiary Guarantors (as defined therein), and the Trustee (which is incorporated by reference to Exhibit 4.2 of Dynegy’s Form 10-Q (No. 001-33443) filed on August 7, 2015)

Exhibit Number	Description
4.7*

Fifth Supplemental Indenture to the 2022 Notes Indenture, dated September 21, 2015, among Dynegy, the Subsidiary Guarantors (as defined therein), and the Trustee (which is incorporated by reference to Exhibit 4.2 of Dynegy’s Form 10-Q (No. 001-33443) filed on November 5, 2015)

4.8*	Sixth Supplemental Indenture to the 2022 Notes Indenture, dated February 2, 2017, among Dynegy, the Subsidiary Guarantors (as defined therein), and the Trustee (which is incorporated by reference to Exhibit 4.24 of Dynegy’s Form 10-K (No. 001-33443) filed on February 24, 2017)

4.9*	Seventh Supplemental Indenture to the 2022 Notes Indenture, dated February 7, 2017, among Dynegy, the Subsidiary Guarantors (as defined therein), and the Trustee (which is incorporated by reference to Exhibit 4.25 of Dynegy’s Form 10-K (No. 001-33443) filed on February 24, 2017)

4.10*	Eighth Supplemental Indenture to the 2022 Notes Indenture, dated April 9, 2018, among the Company, the Subsidiary Guarantors (as defined therein), and the Trustee (which is incorporated by reference to Exhibit 4.19 of Vistra Energy’s Form 8-K (No. 001-38086) filed on April 9, 2018)

4.11*	Ninth Supplemental Indenture to the 2022 Notes Indenture, dated June 14, 2018, among the Guaranteeing Subsidiaries (as defined therein), the Company, the Subsidiary Guarantors (as defined therein) and the Trustee (which is incorporated by reference to Exhibit 4.1 of Vistra Energy’s Form 8-K (No. 001-38086) filed on June 15, 2018)

4.12*	Form of 7.375% Senior Note due 2022 (which is incorporated by reference to Exhibit 4.8 of Dynegy’s Form 8-K (No. 001-33443) filed on October 30, 2014)

4.13*	2023 Notes Indenture, dated May 20, 2013, among Dynegy, the Subsidiary Guarantors (as defined therein), and the Trustee (which is incorporated by reference to Exhibit 4.1 of Dynegy’s Form 8-K (No. 001-33443) filed on May 21, 2013)

4.14*	First Supplemental Indenture to the 2023 Notes Indenture, dated as of December 5, 2014, among Dynegy, the Subsidiary Guarantors (as defined therein), and the Trustee (which is incorporated by reference to Exhibit 4.3 of Dynegy’s Form 10-K (No. 001-33443) filed on February 27, 2014)

4.15*	Second Supplemental Indenture to the 2023 Notes Indenture, dated April 1, 2015, among Dynegy, the Subsidiary Guarantors (as defined therein), and the Trustee (which is incorporated by reference to Exhibit 4.20 of Dynegy’s Form 8-K (No. 001-33443) filed on April 7, 2015)

4.16*	Third Supplemental Indenture to the 2023 Notes Indenture, dated April 2, 2015, among Dynegy, the Subsidiary Guarantors (as defined therein), and the Trustee (which is incorporated by reference to Exhibit 4.28 of Dynegy’s Form 8-K (No. 001-33443) filed on April 8, 2015)

4.17*	Fourth Supplemental Indenture to the 2023 Notes Indenture, dated May 11, 2015, among Dynegy, the Subsidiary Guarantors (as defined therein), and the Trustee (which is incorporated by reference to Exhibit 4.4 of Dynegy’s Form 10-Q (No. 001-33443) filed on August 7, 2015)

4.18*	Fifth Supplemental Indenture to the 2023 Notes Indenture, dated September 21, 2015, among Dynegy, the Subsidiary Guarantors (as defined therein), and the Trustee (which is incorporated by reference to Exhibit 4.4 of Dynegy’s Form 10-Q (No. 001-33443) filed on November 5, 2015)

4.19*	Sixth Supplemental Indenture to the 2023 Notes Indenture, dated February 2, 2017, among Dynegy, the Subsidiary Guarantors (as defined therein), and the Trustee (which is incorporated by reference to Exhibit 4.7 of Dynegy’s Form 10-K (No. 001-33443) filed on February 24, 2017)

4.20*	Seventh Supplemental Indenture to the 2023 Notes Indenture, dated February 7, 2017, among Dynegy, the Subsidiary Guarantors (as defined therein), and the Trustee (which is incorporated by reference to Exhibit 4.8 of Dynegy’s Form 10-K (No. 001-33443) filed on February 24, 2017)

4.21*	Eighth Supplemental Indenture to the 2023 Notes Indenture, dated April 9, 2018, among the Company, the Subsidiary Guarantors (as defined therein), and the Trustee (which is incorporated by reference to Exhibit 4.29 of Vistra Energy’s Form 8-K (No. 001-38086) filed on April 9, 2018)

Exhibit Number	Description
4.22*

Ninth Supplemental Indenture to the 2023 Notes Indenture, dated June 14, 2018, among the Guaranteeing Subsidiaries (as defined therein), the Company, the Subsidiary Guarantors (as defined therein) and the Trustee (which is incorporated by reference to Exhibit 4.2 of Vistra Energy’s Form 8-K (No. 001-38086) filed on June 15, 2018)

4.23*	Form of 5.875% Senior Note due 2023 (which is incorporated by reference to Exhibit 4.1 of Dynegy’s Form 8-K (No. 001-33443) filed on May 21, 2013)

4.24*	2024 7.625% Notes Indenture, dated October 27, 2014, among Dynegy Finance II, Inc. and the Trustee (which is incorporated by reference to Exhibit 4.9 of Dynegy’s Form 8-K (No. 001-33443) filed on October 30, 2014)

4.25*	First Supplemental Indenture to the 2024 7.625% Notes Indenture, dated April 1, 2015, between Dynegy and the Trustee (which is incorporated by reference to Exhibit 4.14 of Dynegy’s Form 8-K (No. 001-33443) filed on April 7, 2015)

4.26*	Second Supplemental Indenture to the 2024 7.625% Notes Indenture, dated April 1, 2015, among Dynegy, the Subsidiary Guarantors (as defined therein), and the Trustee (which is incorporated by reference to Exhibit 4.15 of Dynegy’s Form 8-K (No. 001-33443) filed on April 7, 2015)

4.27*	Third Supplemental Indenture to the 2024 7.625% Notes Indenture, dated April 2, 2015, among Dynegy, the Subsidiary Guarantors (as defined therein), and the Trustee (which is incorporated by reference to Exhibit 4.21 of Dynegy’s Form 8-K (No. 001-33443) filed on April 8, 2015)

4.28*	Fourth Supplemental Indenture to the 2024 7.625% Notes Indenture, dated May 11, 2015, among Dynegy, the Subsidiary Guarantors (as defined therein), and the Trustee (which is incorporated by reference to Exhibit 4.3 of Dynegy’s Form 10-Q (No. 001-33443) filed on August 7, 2015)

4.29*	Fifth Supplemental Indenture to the 2024 7.625% Notes Indenture, dated September 21, 2015, among Dynegy, the Subsidiary Guarantors (as defined therein), and the Trustee (which is incorporated by reference to Exhibit 4.3 of Dynegy’s Form 10-Q (No. 001-33443) filed on November 5, 2015)

4.30*	Sixth Supplemental Indenture to the 2024 7.625% Notes Indenture, dated February 2, 2017, among Dynegy, the Subsidiary Guarantors (as defined therein), and the Trustee (which is incorporated by reference to Exhibit 4.32 of Dynegy’s Form 10-K (No. 001-33443) filed on February 24, 2017)

4.31*	Seventh Supplemental Indenture to the 2024 7.625% Notes Indenture, dated February 7, 2017, among Dynegy, the Subsidiary Guarantors (as defined therein), and the Trustee (which is incorporated by reference to Exhibit 4.33 of Dynegy’s Form 10-K (No. 001-33443) filed on February 24, 2017)

4.32*	Eighth Supplemental Indenture to the 2024 7.625% Notes Indenture, dated April 9, 2018, among the Company, the Subsidiary Guarantors (as defined therein), and the Trustee (which is incorporated by reference to Exhibit 4.39 of Vistra Energy’s Form 8-K (No. 001-38086) filed on April 9, 2018)

4.33*	Ninth Supplemental Indenture to the 2024 7.625% Notes Indenture, dated June 14, 2018, among the Guaranteeing Subsidiaries (as defined therein), the Company, the Subsidiary Guarantors (as defined therein) and the Trustee (which is incorporated by reference to Exhibit 4.3 of Vistra Energy’s Form 8-K (No. 001-38086) filed on June 15, 2018)

4.34*	Form of 7.625% Senior Note due 2024 (which is incorporated by reference to Exhibit 4.9 of Dynegy’s Form 8-K (No. 001-33443) filed on October 30, 2014)

4.35*	2024 8.034% Notes Indenture, dated February 2, 2017, by and among Dynegy, the guarantors party thereto and the Trustee (which is incorporated by reference to Exhibit 4.2 of Dynegy’s Form 8-K (No. 001-33443) filed on February 7, 2017)

4.36*	First Supplemental Indenture to the 2024 8.034% Notes Indenture, dated February 7, 2017, between Dynegy, the Subsidiary Guarantors (as defined therein), and the Trustee (which is incorporated by reference to Exhibit 4.41 of Dynegy’s Form 10-K (No. 001-33443) filed on February 24, 2017)

Exhibit Number	Description
4.37*

Second Supplemental Indenture to the 2024 8.034% Notes Indenture, dated April 9, 2018, among the Company, the Subsidiary Guarantors (as defined therein), and the Trustee (which is incorporated by reference to Exhibit 4.43 of Vistra Energy’s Form 8-K (No. 001-38086) filed on April 9, 2018)

4.38*	Third Supplemental Indenture to the 2024 8.034% Notes Indenture, dated June 14, 2018, among the Guaranteeing Subsidiaries (as defined therein), the Company, the Subsidiary Guarantors (as defined therein) and the Trustee (which is incorporated by reference to Exhibit 4.4 of Vistra Energy’s Form 8-K (No. 001-38086) filed on June 15, 2018)

4.39*	Form of 8.034% Senior Note due 2024 (which is incorporated by reference to Exhibit 4.2 of Dynegy’s Form 8-K (No. 001-33443) filed on February 7, 2017)

4.40*	2025 Notes Indenture, dated October 11, 2016, between Dynegy and the Trustee (which is incorporated by reference to Exhibit 4.1 of Dynegy’s Form 8-K (No. 001-33443) filed on October 11, 2016)

4.41*	First Supplemental Indenture to the 2025 Notes Indenture, dated February 2, 2017, between Dynegy, the Subsidiary Guarantors (as defined therein), and the Trustee (which is incorporated by reference to Exhibit 4.35 of Dynegy’s Form 10-K (No. 001-33443) filed on February 24, 2017)

4.42*	Second Supplemental Indenture to the 2025 Notes Indenture, dated February 7, 2017, between Dynegy, the Subsidiary Guarantors (as defined therein), and the Trustee (which is incorporated by reference to Exhibit 4.36 of Dynegy’s Form 10-K (No. 001-33443) filed on February 24, 2017)

4.43*	Third Supplemental Indenture to the 2025 Notes Indenture, dated April 9, 2018, among the Company, the Subsidiary Guarantors (as defined therein), and the Trustee (which is incorporated by reference to Exhibit 4.48 of Vistra Energy’s Form 8-K (No. 001-38086) filed on April 9, 2018)

4.44*	Fourth Supplemental Indenture to the 2025 Notes Indenture, dated June 14, 2018, among the Guaranteeing Subsidiaries (as defined therein), the Company, the Subsidiary Guarantors (as defined therein) and the Trustee (which is incorporated by reference to Exhibit 4.5 of Vistra Energy’s Form 8-K (No. 001-38086) filed on June 15, 2018)

4.45*	Form of 8.000% Senior Note due 2025 (which is incorporated by reference to Exhibit 4.1 of Dynegy’s Form 8-K (No. 001-33443) filed on October 11, 2016)

4.46*	2026 Notes Indenture, dated August 21, 2017, among Dynegy, the Subsidiary Guarantors (as defined therein), and the Trustee (which is incorporated by reference to Exhibit 4.1 of Dynegy’s Form 8-K (No. 001-33443) filed on August 21, 2017)

4.47*	Registration Rights Agreement, dated August 21, 2017, among Dynegy, the Subsidiary Guarantors (as defined therein), and the Trustee (which is incorporated by reference to Exhibit 4.2 of Dynegy’s Form 8-K (No. 001-33443) filed on August 21, 2017)

4.48*	First Supplemental Indenture to the 2026 Notes Indenture, dated April 9, 2018, among the Company, the Subsidiary Guarantors (as defined therein), and the Trustee (which is incorporated by reference to Exhibit 4.52 of Vistra Energy’s Form 8-K (No. 001-38086) filed on April 9, 2018)

4.49*	Second Supplemental Indenture to the 2026 Notes Indenture, dated June 14, 2018, among the Guaranteeing Subsidiaries (as defined therein), the Company, the Subsidiary Guarantors (as defined therein) and the Trustee (which is incorporated by reference to Exhibit 4.6 of Vistra Energy’s Form 8-K (No. 001-38086) filed on June 15, 2018)

4.50*	Form of 8.125% Senior Note due 2026 (which is incorporated by reference to Exhibit 4.1 of Dynegy’s Form 8-K (No. 001-33443) filed on August 21, 2017)

4.51*	Purchase Contract Agreement, dated June 21, 2016, between Dynegy and the Trustee (which is incorporated by reference to Exhibit 4.3 of Dynegy’s Form 8-K (No. 001-33443) filed on June 21, 2016)

Exhibit Number	Description
4.52*

First Supplement to the Purchase Contract Agreement, dated April 9, 2018, between the Company, the Purchase Contract Agent and the Trustee (which is incorporated by reference to Exhibit 4.5 of Vistra Energy’s Registration Statement on Form 8-A (No. 001-38086) filed on April 9, 2018)

4.53*	Form of Unit (which is incorporated by reference to Exhibit 4.3 of Dynegy’s Form 8-K (No. 001-33443) filed on June 21, 2016)

4.54*	Form of Purchase Contract (which is incorporated by reference to Exhibit 4.3 of Dynegy’s Form 8-K (No. 001-33443) filed on June 21, 2016)

4.55*	Amortizing Notes Indenture, dated June 21, 2016, between Dynegy and the Trustee (which is incorporated by reference to Exhibit 4.1 of Dynegy’s Form 8-K (No. 001-33443) filed on June 21, 2016)

4.56*	First Supplemental Indenture to the Amortizing Notes Indenture, dated June 21, 2016, between Dynegy and the Trustee (which is incorporated by reference to Exhibit 4.2 of Dynegy’s Form 8-K (No. 001-33443) filed on June 21, 2016)

4.57*	Second Supplemental Indenture to the Amortizing Notes Indenture, dated April 9, 2018, between the Company and the Trustee (which is incorporated by reference to Exhibit 4.3 of Vistra Energy’s Registration Statement on Form 8-A (No. 001-38086) filed on April 9, 2018)

4.58*	Form of Amortizing Note (which is incorporated by reference to Exhibit 4.2 of Dynegy’s Form 8-K (No. 001-33443) filed on June 21, 2016)

4.59*	Warrant Agreement, dated February 2, 2017, by and among Dynegy, Computershare Inc. and Computershare Trust Company, N.A., as warrant agent (which is incorporated by reference to Exhibit 4.1 of Dynegy’s Form 8-K (No. 001-33443) filed on February 7, 2017)

4.60*	Supplemental Warrant Agreement, dated as of April 9, 2018 among the Company and the Warrant Agent (which is incorporated by reference to Exhibit 4.2 of Vistra Energy’s Registration Statement on Form 8-A (No. 001-38086) filed on April 9, 2018)

4.61*	Form of Warrant (which is incorporated by reference to Exhibit 4.1 of Dynegy’s Form 8-K (No. 001-33443) filed on February 7, 2017)

5.1	Opinion of Sidley Austin LLP

5.2	Opinion of Hunton Andrews Kurth LLP

5.3	Opinion of Pepper Hamilton LLP

5.4	Opinion of Barnes & Thornburg LLP

10.1*	Stockholder’s Agreement, by and between TCEH Corp. (now known as Vistra Energy Corp.) and Apollo Management Holdings, L.P., dated as of October 3, 2016 (which is incorporated by reference to Exhibit 10.7 of Vistra Energy’s Registration Statement on Form S-1 (No. 333-215288) filed on December 23, 2016)

10.2*	Stockholder’s Agreement, by and between TCEH Corp. (now known as Vistra Energy Corp.) and Brookfield Asset Management Private Institutional Capital Adviser (Canada), L.P. and certain of its affiliated entities, dated as of October 3, 2016 (which is incorporated by reference to Exhibit 10.8 of Vistra Energy’s Registration Statement on Form S-1 (No. 333-215288) filed on December 23, 2016)

10.3*	Tax Receivable Agreement, by and between TEX Energy LLC (now known as Vistra Energy Corp.) and American Stock Transfer & Trust Company, as transfer agent, dated as of October 3, 2016 (which is incorporated by reference to Exhibit 10.10 of Vistra Energy’s Registration Statement on Form S-1 (No. 333-215288) filed on December 23, 2016)

Exhibit Number	Description
10.4*

Tax Matters Agreement, by and among TEX Energy LLC (now known as Vistra Energy Corp.), Energy Future Holdings Corp., Energy Future Intermediate Holding Company LLC, EFI Finance Inc. and EFH Merger Co. LLC, dated as of October 3, 2016 (which is incorporated by reference to Exhibit 10.11 of Vistra Energy’s Registration Statement on Form S-1 (No. 333-215288) filed on December 23, 2016)

10.5*	Separation Agreement, by and between Energy Future Holdings Corp., TEX Energy LLC (now known as Vistra Energy Corp.) and TEX Operations Company LLC (now known as Vistra Operations LLC), dated as of October 3, 2016 (which is incorporated by reference to Exhibit 10.13 of Vistra Energy’s Registration Statement on Form S-1 (No. 333-215288) filed on December 23, 2016)

10.6*	Amended and Restated Split Participant Agreement, by and between Oncor Electric Delivery Company LLC (f/k/a TXU Electric Delivery Company) and TEX Operations Company LLC (now known as Vistra Operations Company LLC), dated as of October 3, 2016 (which is incorporated by reference to Exhibit 10.15 of Vistra Energy’s Registration Statement on Form S-1 (No. 333-215288) filed on December 23, 2016)

10.7*	Amended and Restated Employment Agreement between Curtis A. Morgan and Vistra Energy Corp., dated May 1, 2018 (which is incorporated by reference to Exhibit 10.1 of Vistra Energy’s Form 8-K (No. 001-38086) filed on May 4, 2018)

10.8*	Employment Agreement between James A. Burke and Vistra Energy Corp., effective as of October 4, 2016 (which is incorporated by reference to Exhibit 10.17 of Vistra Energy’s Registration Statement on Form S-1 (No. 333-215288) filed on December 23, 2016)

10.9*	Employment Agreement between William Holden and Vistra Energy Corp., effective as of December 5, 2016 (which is incorporated by reference to Exhibit 10.18 of Vistra Energy’s Registration Statement on Form S-1 (No. 333-215288) filed on December 23, 2016)

10.10*	Employment Agreement between Carrie Lee Kirby and Vistra Energy Corp., effective as of October 4, 2016 (which is incorporated by reference to Exhibit 10.22 of Vistra Energy’s Registration Statement on Form S-1 (No. 333-215288) filed on February 14, 2017)

10.11*	Employment Agreement between Sara Graziano and Vistra Energy Corp., effective as of October 4, 2016 (which is incorporated by reference to Exhibit 10.23 of Vistra Energy’s Registration Statement on Form S-1 (No. 333-215288) filed on February 14, 2017)

10.12*	Merger Support Agreement, dated as of October 29, 2017, by and between Dynegy Inc. and Stockholders of Vistra Energy Corp. party thereto (which is incorporated by reference to Exhibit 10.1 of Dynegy’s Form 8-K (001-33443) filed on October 30, 2017)

10.13*	Merger Support Agreement, dated as of October 29, 2017, by and between Vistra Energy Corp. and Terawatt Holdings, LP (which is incorporated by reference to Exhibit 10.1 of Vistra Energy’s Form 8-K (No. 001-38086) filed on October 30, 2017)

10.14*	Merger Support Agreement, dated as of October 29, 2017, by and among Vistra Energy Corp. and Oaktree Opportunities Fund VIII, L.P., Oaktree Huntington Investment Fund, L.P., Oaktree Opportunities Fund VIII (Parallel 2), L.P., Oaktree Opportunities Fund VIIIb, L.P., Oaktree Opportunities Fund IX, L.P. and Oaktree Opportunities Fund IX (Parallel 2), L.P. (which is incorporated by reference to Exhibit 10.2 of Vistra Energy’s Form 8-K (No. 001-38086) filed on October 31, 2017)

10.15*	2016 Omnibus Incentive Plan (which is incorporated by reference to Exhibit 10.6 of Vistra Energy’s Amendment No.2 to Form S-1 (No. 333-215288) filed on April 5, 2017)

10.16*	Form of Option Award Agreement (Management) for 2016 Omnibus Incentive Plan (which is incorporated by reference to Exhibit 10.7 of Vistra Energy’s Amendment No.2 to Form S-1 (No. 333-215288) filed on April 5, 2017)

Exhibit Number	Description
10.17*

Form of Restricted Stock Unit Award Agreement (Management) for 2016 Omnibus Incentive Plan (which is incorporated by reference to Exhibit 10.8 of Vistra Energy’s Amendment No.2 to Form S-1 (No. 333-215288) filed on April 5, 2017)

10.18*	Form of Performance Stock Unit Award Agreement for 2016 Omnibus Incentive Plan (which is incorporated by reference to Exhibit 10(d) of Vistra Energy’s Annual Report on Form 10-K filed on February 26, 2018)

10.19*	Vistra Energy Corp. Executive Annual Incentive Plan (which is incorporated by reference to Exhibit 10.9 of Vistra Energy’s Amendment No.2 to Form S-1 (No. 333-215288) filed on April 5, 2017)

10.20*	General Release Agreement, dated as of January 31, 2017, by and between Michael Liebelson and Vistra Energy Corp. (which is incorporated by reference to Exhibit 10.25 of Vistra Energy’s Amendment No.2 to Form S-1 (No. 333-215288) filed on April 5, 2017)

10.21*	Form of indemnification agreement with directors (which is incorporated by reference to Exhibit 10.26 of Vistra Energy’s Amendment No.2 to Form S-1 (No. 333-215288) filed on April 5, 2017)

10.22*	Stock Purchase Agreement, dated as of October 25, 2016, by and between TCEH Corp. (now known as Vistra Energy Corp.) and Curtis A. Morgan (which is incorporated by reference to Exhibit 10.29 of Vistra Energy’s Amendment No.2 to Form S-1 (No. 333-215288) filed on April 5, 2017)

10.23*	Credit Agreement, dated as of October 3, 2016 (which is incorporated by reference to Exhibit 10.1 of Vistra Energy’s Registration Statement on Form S-1 (No. 333-215288) filed on December 23, 2016)

10.24*	Amendment to Credit Agreement, dated December 14, 2016, by and among Deutsche Bank AG New York Branch, Vistra Operations Company LLC, Vistra Intermediate Company LLC and the other Credit Parties and Lenders party thereto (which is incorporated by reference to Exhibit 10.2 of Vistra Energy’s Registration Statement on Form S-1 (No. 333-215288) filed on December 23, 2016)

10.25*	Second Amendment to Credit Agreement, dated February 1, 2017, by and among Deutsche Bank AG New York Branch, Vistra Operations Company LLC, Vistra Intermediate Company LLC and the other Credit Parties and Lenders party thereto (which is incorporated by reference to Exhibit 10.3 of Vistra Energy’s Registration Statement on Form S-1 (No. 333-215288) filed on December 23, 2016)

10.26*	Third Amendment to Credit Agreement, dated February 28, 2017, by and among Deutsche Bank AG New York Branch, Vistra Operations Company LLC, Vistra Intermediate Company LLC and the other Credit Parties and Lenders party thereto (which is incorporated by reference to Exhibit 10.4 of Vistra Energy’s Registration Statement on Form S-1 (No. 333-215288) filed on December 23, 2016)

10.27*	Fourth Amendment to Credit Agreement, dated as of August 17, 2017 (effective August 17, 2017), by and among Deutsche Bank AG New York Branch, Vistra Operations Company LLC, Vistra Intermediate Company LLC and the other Credit Parties and Lenders party thereto (which is incorporated by reference to Exhibit 10.1 of Vistra Energy’s Form 8-K (No. 001-38086) filed on August 17, 2017)

10.28*	Fifth Amendment to Credit Agreement, dated as of December 14, 2017 (effective December 14, 2017), by and among Deutsche Bank AG New York Branch, Vistra Operations Company LLC, Vistra Intermediate Company LLC and the other Credit Parties and Lenders party thereto (which is incorporated by reference to Exhibit 10.1 of Vistra Energy’s Form 8-K (No. 001-38086) filed on December 14, 2017)

10.29*	Sixth Amendment to Credit Agreement, dated as of February 20, 2018 (effective February 20, 2018), by and among Deutsche Bank AG New York Branch, Vistra Operations Company LLC, Vistra Intermediate Company LLC and the other Credit Parties and Lenders party thereto (which is incorporated by reference to Exhibit 10.1 of Vistra Energy’s Form 8-K (No. 001-38086) filed on February 22, 2018)

Exhibit Number	Description
10.30*

Seventh Amendment to the Credit Agreement, dated June  14, 2018, by and among Vistra Operations Company LLC, Vistra Intermediate Company LLC, the other Credit Parties party thereto, Credit Suisse and Citibank, N.A. as the 2018 Incremental Term Loan Lenders, the financial institutions providing 2018 New Revolving Credit Commitments (as defined therein), the various other Lenders party thereto, the Additional Revolving Letter Credit Issuers (as defined therein) party thereto, the other Letter of Credit Issuers party thereto, Deutsche Bank as Resigning Administrative Agent (as defined therein) and as Resigning Collateral Agent (as defined therein), Credit Suisse as Successor Administrative Agent (as defined therein) and as Successor Collateral Agent (as defined therein), and Delaware Trust Company, as Collateral Trustee (as defined therein) (which is incorporated by reference to Exhibit 10.1 of Vistra Energy’s Form 8-K (No. 001-38086) filed on June 15, 2018)

10.31*	Collateral Trust Agreement, by and among TEX Operations Company LLC (now known as Vistra Operations LLC), the Grantors from time to time thereto, Railroad Commission of Texas, as first-out representative, and Deutsche Bank AG, New York Branch, as senior credit agreement representative, dated as of October 3, 2016 (which is incorporated by reference to Exhibit 10.5 of Vistra Energy’s Amendment No.2 to Form S-1 (No. 333-215288) filed on April 5, 2017)

10.32*	Collateral Trust Agreement Amendment (amended pursuant to the Seventh Amendment), to the Collateral Trust Agreement, effective pursuant to the Seventh Amendment as of June 14, 2018, among Vistra Operations Company LLC, the other Grantors from time to time party thereto, Railroad Commission of Texas, as First-Out Representative, Credit Suisse AG, Cayman Islands Branch, as Senior Credit Agreement Agent, and Delaware Trust Company, as Collateral Trustee (which is incorporated by reference to Exhibit 10.1 of Vistra Energy’s Form 8-K (No. 001-38086) filed on June 15, 2018)

10.33*	Collateral Trust Joinder, dated June 14, 2018, between the Additional Grantors party thereto and Delaware Trust Company, as Collateral Trustee, to the Collateral Trust Agreement, effective pursuant to the Seventh Amendment as of June 14, 2018, among Vistra Operations Company LLC, the other Grantors from time to time party thereto, Railroad Commission of Texas, as First-Out Representative, Credit Suisse AG, Cayman Islands Branch, as Senior Credit Agreement Agent, and Delaware Trust Company, as Collateral Trustee (which is incorporated by reference to Exhibit 10.3 of Vistra Energy’s Form 8-K (No. 001-38086) filed on June 15, 2018)

10.34*	Tax Receivable Agreement, by and between TEX Energy LLC (now known as Vistra Energy Corp.) and American Stock Transfer & Trust Company, as transfer agent, dated as of October 3, 2016 (which is incorporated by reference to Exhibit 10.13 of Vistra Energy’s Amendment No.2 to Form S-1 (No. 333-215288) filed on April 5, 2017)

10.35*	Tax Matters Agreement, by and among TEX Energy LLC (now known as Vistra Energy Corp.), Energy Future Holdings Corp., Energy Future Intermediate Holding Company LLC, EFI Finance Inc. and EFH Merger Co. LLC, dated as of October 3, 2016 (which is incorporated by reference to Exhibit 10.14 of Vistra Energy’s Amendment No.2 to Form S-1 (No. 333-215288) filed on April 5, 2017)

10.36*	Transition Services Agreement, by and between Energy Future Holdings Corp. and TEX Operations Company LLC (now known as Vistra Operations Company LLC), dated as of October 3, 2016 (which is incorporated by reference to Exhibit 10.15 of Vistra Energy’s Amendment No.2 to Form S-1 (No. 333-215288) filed on April 5, 2017)

10.37*	Separation Agreement, by and between Energy Future Holdings Corp., TEX Energy LLC (now known as Vistra Energy Corp.) and TEX Operations Company LLC (now known as Vistra Operations LLC), dated as of October 3, 2016 (which is incorporated by reference to Exhibit 10.16 of Vistra Energy’s Amendment No.2 to Form S-1 (No. 333-215288) filed on April 5, 2017)

10.38*	Purchase and Sale Agreement, dated as of November 25, 2015, by and between La Frontera Ventures, LLC and Luminant Holding Company LLC (which is incorporated by reference to Exhibit 10.17 of Vistra Energy’s Amendment No.2 to Form S-1 (No. 333-215288) filed on April 5, 2017)

Exhibit Number	Description
10.39*

Amended and Restated Split Participant Agreement, by and between Oncor Electric Delivery Company LLC (f/k/a TXU Electric Delivery Company) and TEX Operations Company LLC (now known as Vistra Operations Company LLC), dated as of October 3, 2016 (which is incorporated by reference to Exhibit 10.18 of Vistra Energy’s Amendment No.2 to Form S-1 (No. 333-215288) filed on April 5, 2017)

10.40*	Lease Agreement, dated February 14, 2002, between State Street Bank and Trust Company of Connecticut, National Association, an owner trustee of ZSF/Dallas Tower Trust, a Delaware grantor trust, as lessor and EFH Properties Company (now known as Vistra EP Properties Company), as Lessee (Energy Plaza Property) (which is incorporated by reference to Exhibit 10.27 of Vistra Energy’s Amendment No.2 to Form S-1 (No. 333-215288) filed on April 5, 2017)

10.41*	First Amendment, dated June 1, 2007, to Lease Agreement, dated February 14, 2002 (which is incorporated by reference to Exhibit 10.28 of Vistra Energy’s Amendment No.2 to Form S-1 (No. 333-215288) filed on April 5, 2017)

10.42*	Asset Purchase Agreement, dated as of July 5, 2017, by and among Odessa-Ector Power Partners, L.P., La Frontera Holdings, LLC, Vistra Operations Company LLC, Koch Resources, LLC (which is incorporated by reference to Exhibit 10(a) of Vistra Energy’s Form 8-K (No. 001-38086) filed on July 7, 2017)

10.43*	Dynegy Inc. Severance Plan (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K of Dynegy Inc. (File No. 001-33443) filed on October 30, 2015

10.44*	Dynegy Inc. Restoration 401(k) Savings Plan, effective June 1, 2008 (incorporated by reference to Exhibit 10.2 to the Quarterly Report on Form 10-Q of Dynegy Inc. (File No. 001-33443) filed on August 7, 2008)

10.45*	First Amendment to the Dynegy Inc. Restoration 401(k) Savings Plan, effective June 1, 2008 (incorporated by reference to Exhibit 10.3 to the Quarterly Report on Form 10-Q of Dynegy Inc. (File No. 001-33443) filed on August 7, 2008)

10.46*	Second Amendment to Dynegy Inc. Restoration 401(k) Savings Plan, effective January 1, 2012 (incorporated by reference to Exhibit 10.23 to the Annual Report on Form 10-K of Dynegy Inc. (File No. 1-33443) for the year ended December 31, 2011)

10.47*	Dynegy Inc. Restoration Pension Plan, effective June 1, 2008 (incorporated by reference to Exhibit 10.4 to the Quarterly Report on Form 10-Q of Dynegy Inc. (File No. 001-33443) filed on August 7, 2008)

10.48*	First Amendment to the Dynegy Inc. Restoration Pension Plan, effective June 1, 2008 (incorporated by reference to Exhibit 10.5 to the Quarterly Report on Form 10-Q of Dynegy Inc. (File No. 001-33443) filed on August 7, 2008)

10.49*	Second Amendment to the Dynegy Inc. Restoration Pension Plan, executed on July 2, 2010 (incorporated by reference to Exhibit 10.4 to the Quarterly Report on Form 10-Q of Dynegy Inc. and Dynegy Holdings Inc. (File No. 000-29311) filed on August 6, 2010)

10.50*	Third Amendment to Dynegy Inc. Restoration Pension Plan, effective January 1, 2012 (incorporated by reference to Exhibit 10.27 to the Annual Report on Form 10-K of Dynegy Inc. (File No. 1-33443) for the year ended December 31, 2011)

10.51*	Dynegy Inc. 2009 Phantom Stock Plan (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K of Dynegy Inc. (File No. 001-33443) filed on March 10, 2009)

10.52*	First Amendment to the Dynegy Inc. 2009 Phantom Stock Plan, dated as of July 8, 2011 (incorporated by reference to Exhibit 10.2 to the Quarterly Report on Form 10-Q of Dynegy Inc. (File No. 1- 33443) for the quarter ended June 30, 2011)

Exhibit Number	Description
10.53*

Dynegy Inc. Incentive Compensation Plan, as amended and restated effective May 21, 2010 (incorporated by reference to Exhibit 10.34 to the Annual Report on Form 10-K of Dynegy Inc. (File No. 001-33443) for the year ended December 31, 2010)

10.54*	Amended and Restated 2012 Long Term Incentive Plan (incorporated by reference to Annex B to the Proxy Statement on Schedule 14A of Dynegy Inc. (File No. 001-33443) filed on March 31, 2016)

12.1	Statement of computation of ratios of earnings to fixed charges

21.1	Subsidiaries of Vistra Energy Corp.

23.1	Consent of Deloitte & Touche LLP

23.2	Consent of Ernst & Young LLP

23.3	Consent of Sidley Austin LLP (included in Exhibit 5.1)

23.4	Consent of Hunton Andrews Kurth LLP (included in Exhibit 5.2)

23.5	Consent of Pepper Hamilton LLP (included in Exhibit 5.3)

23.6	Consent of Barnes & Thornburg LLP (included in Exhibit 5.4)

24.1	Powers of Attorney (included in signature pages hereto)

25.1	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, for Wilmington Trust, National Association, as trustee with respect to the Indenture dated August 21, 2017

99.1	Form of Letter of Transmittal

99.2	Form of Letter to the Depository Trust Company Participants

99.3	Form of Letter to Beneficial Owners

*	Previously filed.

Financial Statements

None. Financial statement schedules have been omitted since the required information is included in the consolidated financial statements of Vistra and Dynegy incorporated by reference into this registration statement.

Item 22. Undertakings.

(a) Each of the undersigned registrants hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement;

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b) Each of the undersigned registrants hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, each of the registrants has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

(d) Each of the undersigned registrants hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11, or 13 of Form S-4, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

(e) Each of the undersigned registrants hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Vistra Energy Corp. (Registrant)

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President, Chief Executive Officer and Director (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

/s/ Scott B. Helm Scott B. Helm	Chairman and Director

/s/ Hilary E. Ackermann Hilary E. Ackermann	Director

/s/ Gavin R. Baiera Gavin R. Baiera	Director

Signatures	Title

/s/ Paul M. Barbas Paul M. Barbas	Director

/s/ Brian K. Ferraioli Brian K. Ferraioli	Director

/s/ Jeff D. Hunter Jeff D. Hunter	Director

/s/ Cyrus Madon Cyrus Madon	Director

/s/ Geoffrey D. Strong Geoffrey D. Strong	Director

/s/ John R. Sult	Director
John R. Sult

/s/ Bruce E. Zimmerman	Director
Bruce E. Zimmerman

*By:	/s/ Curtis A. Morgan
Curtis A. Morgan
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

ANP Bellingham Energy Company, LLC

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President and Chief Executive Officer (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

Vistra Operations Company LLC	Sole Member

/s/ Ashley A. Burton
Name: Ashley A. Burton
Title: Assistant Secretary

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

ANP Blackstone Energy Company, LLC

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President and Chief Executive Officer (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

Vistra Operations Company LLC	Sole Member

/s/ Ashley A. Burton
Name: Ashley A. Burton
Title: Assistant Secretary

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Big Brown Power Company LLC

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President, Chief Executive Officer and Manager (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

/s/ James A. Burke James A. Burke	Manager

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Brighten Energy LLC

By:	/s/ Scott A. Hudson
Name: Scott A. Hudson
Title: President

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

Scott A. Hudson	President (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

/s/ James A. Burke James A. Burke	Manager

/s/ Curtis A. Morgan Curtis A. Morgan	Manager

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Calumet Energy Team, LLC

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President and Chief Executive Officer (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

Vistra Operations Company LLC	Sole Member

/s/ Ashley A. Burton
Name: Ashley A. Burton
Title: Assistant Secretary

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Casco Bay Energy Company, LLC

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President and Chief Executive Officer (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

Dynegy Power Generation, Inc.	Sole Member

/s/ Ashley A. Burton
Name: Ashley A. Burton
Title: Assistant Secretary

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Coffeen and Western Railroad Company

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President, Chief Executive Officer and Director (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

/s/ James A. Burke James A. Burke	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Coleto Creek Power, LLC

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President, Chief Executive Officer and Manager (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

/s/ James A. Burke James A. Burke	Manager

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Comanche Peak Power Company LLC

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President, Chief Executive Officer and Manager (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

/s/ James A. Burke James A. Burke	Manager

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Dallas Power & Light Company, Inc.

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President, Chief Executive Officer and Director (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

/s/ James A. Burke James A. Burke	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Dynegy Administrative Services Company

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President, Chief Executive Officer and Director (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

/s/ James A. Burke James A. Burke	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Dynegy Associates Northeast LP, Inc.

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President, Chief Executive Officer and Director (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

/s/ James A. Burke James A. Burke	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Dynegy Coal Generation, LLC

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President and Chief Executive Officer (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

Dynegy Commercial Asset Management, LLC	Sole Member

/s/ Ashley A. Burton
Name: Ashley A. Burton
Title: Assistant Secretary

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Dynegy Coal Holdco, LLC

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President and Chief Executive Officer (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

Vistra Operations Company LLC	Sole Member

/s/ Ashley A. Burton
Name: Ashley A. Burton
Title: Assistant Secretary

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Dynegy Coal Trading & Transportation, L.L.C.

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President and Chief Executive Officer (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

Dynegy Coal Holdco, LLC	Sole Member

/s/ Ashley A. Burton
Name: Ashley A. Burton
Title: Assistant Secretary

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Dynegy Commercial Asset Management, LLC

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President and Chief Executive Officer (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

Vistra Operations Company LLC	Sole Member

/s/ Ashley A. Burton
Name: Ashley A. Burton
Title: Assistant Secretary

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Dynegy Conesville, LLC

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President and Chief Executive Officer (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

Dynegy Coal Generation, LLC	Sole Member

/s/ Ashley A. Burton
Name: Ashley A. Burton
Title: Assistant Secretary

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Dynegy Dicks Creek, LLC

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President and Chief Executive Officer (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

Dynegy Commercial Asset Management, LLC	Sole Member

/s/ Ashley A. Burton
Name: Ashley A. Burton
Title: Assistant Secretary

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Dynegy Energy Services (East), LLC

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	Chief Executive Officer (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

Dynegy Energy Services, LLC	Sole Member

/s/ Ashley A. Burton
Name: Ashley A. Burton
Title: Assistant Secretary

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Dynegy Energy Services, LLC

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	Chief Executive Officer (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

Vistra Operations Company LLC	Sole Member

/s/ Ashley A. Burton
Name: Ashley A. Burton
Title: Assistant Secretary

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Dynegy Fayette II, LLC

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President and Chief Executive Officer (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

Dynegy Commercial Asset Management, LLC	Sole Member

/s/ Ashley A. Burton
Name: Ashley A. Burton
Title: Assistant Secretary

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Dynegy Gas Imports, LLC

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President and Chief Executive Officer (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

Vistra Operations Company LLC	Sole Member

/s/ Ashley A. Burton
Name: Ashley A. Burton
Title: Assistant Secretary

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Dynegy Hanging Rock II, LLC

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President and Chief Executive Officer (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

Dynegy Commercial Asset Management, LLC	Sole Member

/s/ Ashley A. Burton
Name: Ashley A. Burton
Title: Assistant Secretary

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Dynegy Kendall Energy, LLC

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President and Chief Executive Officer (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

Dynegy Power, LLC	Sole Member

/s/ Ashley A. Burton
Name: Ashley A. Burton
Title: Assistant Secretary

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Dynegy Killen, LLC

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President and Chief Executive Officer (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

Dynegy Coal Generation, LLC	Sole Member

/s/ Ashley A. Burton
Name: Ashley A. Burton
Title: Assistant Secretary

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Dynegy Marketing and Trade, LLC

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President and Chief Executive Officer (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

Dynegy Power, LLC	Sole Member

/s/ Ashley A. Burton
Name: Ashley A. Burton
Title: Assistant Secretary

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Dynegy Miami Fort, LLC

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President and Chief Executive Officer (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

Dynegy Coal Generation, LLC	Sole Member

/s/ Ashley A. Burton
Name: Ashley A. Burton
Title: Assistant Secretary

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Dynegy Midwest Generation, LLC

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President and Chief Executive Officer (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

Dynegy Coal Holdco, LLC	Sole Member

/s/ Ashley A. Burton
Name: Ashley A. Burton
Title: Assistant Secretary

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Dynegy Morro Bay, LLC

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President and Chief Executive Officer (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

Dynegy Power Generation, Inc.	Sole Member

/s/ Ashley A. Burton
Name: Ashley A. Burton
Title: Assistant Secretary

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Dynegy Moss Landing, LLC

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President and Chief Executive Officer (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

Dynegy Power Generation, Inc.	Sole Member

/s/ Ashley A. Burton
Name: Ashley A. Burton
Title: Assistant Secretary

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Dynegy Northeast Generation GP, Inc.

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President, Chief Executive Officer and Director (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

/s/ James A. Burke James A. Burke	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Dynegy Oakland, LLC

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President and Chief Executive Officer (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

Dynegy Power Generation, Inc.	Sole Member

/s/ Ashley A. Burton
Name: Ashley A. Burton
Title: Assistant Secretary

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Dynegy Operating Company

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President, Chief Executive Officer and Director (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

/s/ James A. Burke James A. Burke	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Dynegy Power Generation, Inc.

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President, Chief Executive Officer and Director (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

/s/ James A. Burke James A. Burke	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Dynegy Power Marketing, LLC

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President and Chief Executive Officer (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

Dynegy Midwest Generation, LLC	Sole Member

/s/ Ashley A. Burton
Name: Ashley A. Burton
Title: Assistant Secretary

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Dynegy Power, LLC

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President and Chief Executive Officer (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

Vistra Operations Company LLC	Sole Member

/s/ Ashley A. Burton
Name: Ashley A. Burton
Title: Assistant Secretary

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Dynegy Resource II, LLC

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President and Chief Executive Officer (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

Vistra Operations Company LLC	Sole Member

/s/ Ashley A. Burton
Name: Ashley A. Burton
Title: Assistant Secretary

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Dynegy Resources Generating Holdco, LLC

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President and Chief Executive Officer (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

EquiPower Resources Corp.	Sole Member

/s/ Ashley A. Burton
Name: Ashley A. Burton
Title: Assistant Secretary

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Dynegy South Bay, LLC

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President and Chief Executive Officer (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

Dynegy Power Generation, Inc.	Sole Member

/s/ Ashley A. Burton
Name: Ashley A. Burton
Title: Assistant Secretary

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Dynegy Stuart, LLC

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President and Chief Executive Officer (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

Dynegy Coal Generation, LLC	Sole Member

/s/ Ashley A. Burton
Name: Ashley A. Burton
Title: Assistant Secretary

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Dynegy Washington II, LLC

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President and Chief Executive Officer (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

Dynegy Commercial Asset Management, LLC	Sole Member

/s/ Ashley A. Burton
Name: Ashley A. Burton
Title: Assistant Secretary

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Dynegy Zimmer, LLC

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President and Chief Executive Officer (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

Dynegy Coal Generation, LLC	Sole Member

/s/ Ashley A. Burton
Name: Ashley A. Burton
Title: Assistant Secretary

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Ennis Power Company, LLC

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President and Chief Executive Officer (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

Vistra Asset Company LLC	Sole Member

/s/ Ashley A. Burton
Name: Ashley A. Burton
Title: Assistant Secretary

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

EquiPower Resources Corp.

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President, Chief Executive Officer and Director (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

/s/ James A. Burke James A. Burke	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Forney Pipeline, LLC

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President, Chief Executive Officer and Manager (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

/s/ James A. Burke James A. Burke	Manager

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Generation SVC Company

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President, Chief Executive Officer and Director (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

/s/ James A. Burke James A. Burke	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Havana Dock Enterprises, LLC

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President and Chief Executive Officer (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

Dynegy Midwest Generation, LLC	Sole Member

/s/ Ashley A. Burton
Name: Ashley A. Burton
Title: Assistant Secretary

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Hays Energy, LLC

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President and Chief Executive Officer (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

Vistra Asset Company LLC	Sole Member

/s/ Ashley A. Burton
Name: Ashley A. Burton
Title: Assistant Secretary

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Hopewell Power Generation, LLC

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President, Chief Executive Officer and Manager (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

/s/ James A. Burke James A. Burke	Manager

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Illinois Power Generating Company

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	Chief Executive Officer and Director (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

/s/ James A. Burke James A. Burke	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Illinois Power Marketing Company

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	Chief Executive Officer and Director (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

/s/ James A. Burke James A. Burke	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Illinois Power Resources Generating, LLC

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President and Chief Executive Officer (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

Illinois Power Resources, LLC	Sole Member

/s/ Ashley A. Burton
Name: Ashley A. Burton
Title: Assistant Secretary

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Illinois Power Resources, LLC

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President and Chief Executive Officer (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

IPH, LLC	Sole Member

/s/ Ashley A. Burton
Name: Ashley A. Burton
Title: Assistant Secretary

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Illinova Corporation

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President, Chief Executive Officer and Director (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

/s/ James A. Burke James A. Burke	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

IPH, LLC

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President and Chief Executive Officer (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

Vistra Operations Company LLC	Sole Member

/s/ Ashley A. Burton
Name: Ashley A. Burton
Title: Assistant Secretary

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Kincaid Generation, L.L.C.

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President and Chief Executive Officer (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

Dynegy Resources Generating Holdco, LLC	Sole Member

/s/ Ashley A. Burton
Name: Ashley A. Burton
Title: Assistant Secretary

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

La Frontera Holdings, LLC

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President, Chief Executive Officer and Manager (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

/s/ James A. Burke James A. Burke	Manager

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Lake Road Generating Company, LLC

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President and Chief Executive Officer (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

EquiPower Resources Corp.	Sole Member

/s/ Ashley A. Burton
Name: Ashley A. Burton
Title: Assistant Secretary

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Liberty Electric Power, LLC

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President and Chief Executive Officer (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

EquiPower Resources Corp.	Sole Member

/s/ Ashley A. Burton
Name: Ashley A. Burton
Title: Assistant Secretary

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Lone Star Energy Company, Inc.

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President, Chief Executive Officer and Director (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

/s/ James A. Burke James A. Burke	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Lone Star Pipeline Company, Inc.

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President, Chief Executive Officer and Director (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

/s/ James A. Burke James A. Burke	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Luminant Energy Company LLC

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President, Chief Executive Officer and Manager (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

/s/ James A. Burke James A. Burke	Manager

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Luminant Energy Trading California Company

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President, Chief Executive Officer and Director (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

/s/ James A. Burke James A. Burke	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Luminant ET Services Company LLC

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President, Chief Executive Officer and Manager (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

/s/ James A. Burke James A. Burke	Manager

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Luminant Generation Company LLC

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President, Chief Executive Officer and Manager (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

/s/ James A. Burke James A. Burke	Manager

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Luminant Mining Company LLC

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President, Chief Executive Officer and Manager (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

/s/ James A. Burke James A. Burke	Manager

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Masspower, LLC

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President, Chief Executive Officer and Manager (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

/s/ James A. Burke James A. Burke	Manager

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Midlothian Energy, LLC

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President and Chief Executive Officer (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

Vistra Asset Company LLC	Sole Member

/s/ Ashley A. Burton
Name: Ashley A. Burton
Title: Assistant Secretary

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Milford Power Company, LLC

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President and Chief Executive Officer (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

EquiPower Resources Corp.	Sole Member

/s/ Ashley A. Burton
Name: Ashley A. Burton
Title: Assistant Secretary

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

NCA Resources Development Company LLC

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President, Chief Executive Officer and Manager (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

/s/ James A. Burke James A. Burke	Manager

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

NEPCO Services Company

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President, Chief Executive Officer and Director (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

/s/ James A. Burke James A. Burke	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Northeastern Power Company

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President, Chief Executive Officer and Director (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

/s/ James A. Burke James A. Burke	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Oak Grove Management Company LLC

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President, Chief Executive Officer and Manager (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

/s/ James A. Burke James A. Burke	Manager

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Ontelaunee Power Operating Company, LLC

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President and Chief Executive Officer (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

Dynegy Power, LLC	Sole Member

/s/ Ashley A. Burton
Name: Ashley A. Burton
Title: Assistant Secretary

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Pleasants Energy, LLC

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President and Chief Executive Officer (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

Vistra Operations Company LLC	Sole Member

/s/ Ashley A. Burton
Name: Ashley A. Burton
Title: Assistant Secretary

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Richland-Stryker Generation LLC

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President and Chief Executive Officer (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

Dynegy Resources Generating Holdco, LLC	Sole Member

/s/ Ashley A. Burton
Name: Ashley A. Burton
Title: Assistant Secretary

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Sandow Power Company LLC

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President, Chief Executive Officer and Manager (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

/s/ James A. Burke James A. Burke	Manager

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Sithe Energies, Inc.

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President, Chief Executive Officer and Director (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

/s/ James A. Burke James A. Burke	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Sithe/Independence LLC

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President and Chief Executive Officer (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

Sithe Energies, Inc.	Sole Member

/s/ Ashley A. Burton
Name: Ashley A. Burton
Title: Assistant Secretary

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Southwestern Electric Service Company, Inc.

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President, Chief Executive Officer and Director (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

/s/ James A. Burke James A. Burke	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Texas Electric Service Company, Inc.

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President, Chief Executive Officer and Director (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

/s/ James A. Burke James A. Burke	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Texas Power & Light Company, Inc.

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President, Chief Executive Officer and Director (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

/s/ James A. Burke James A. Burke	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Texas Utilities Electric Company, Inc.

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President, Chief Executive Officer and Director (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

/s/ James A. Burke James A. Burke	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

T-Fuels, LLC

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President and Chief Executive Officer (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

Vistra Asset Company LLC	Sole Member

/s/ Ashley A. Burton
Name: Ashley A. Burton
Title: Assistant Secretary

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

TXU Energy Retail Company LLC

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	Chief Executive Officer and Manager (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

/s/ James A. Burke James A. Burke	Manager

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

TXU Retail Services Company

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President, Chief Executive Officer and Director (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

/s/ James A. Burke James A. Burke	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Upton County Solar 2, LLC

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President, Chief Executive Officer and Manager (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

/s/ James A. Burke James A. Burke	Manager

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Value Based Brands LLC

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President, Chief Executive Officer and Manager (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

/s/ James A. Burke James A. Burke	Manager

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Vistra Asset Company LLC

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President, Chief Executive Officer and Manager (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

/s/ James A. Burke James A. Burke	Manager

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Vistra Corporate Services Company

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President, Chief Executive Officer and Director (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

/s/ James A. Burke James A. Burke	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Vistra EP Properties Company

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President, Chief Executive Officer and Director (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

/s/ James A. Burke James A. Burke	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Vistra Finance Corp.

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President, Chief Executive Officer and Director (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

/s/ James A. Burke James A. Burke	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Vistra Intermediate Company LLC

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President, Chief Executive Officer and Manager (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

/s/ James A. Burke James A. Burke	Manager

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Vistra Operations Company LLC

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President, Chief Executive Officer and Manager (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

/s/ James A. Burke James A. Burke	Manager

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Vistra Preferred Inc.

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President, Chief Executive Officer and Director (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

/s/ James A. Burke James A. Burke	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Wharton County Generation, LLC

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President and Chief Executive Officer (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

Vistra Asset Company LLC	Sole Member

/s/ Ashley A. Burton
Name: Ashley A. Burton
Title: Assistant Secretary

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Wise County Power Company, LLC

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President and Chief Executive Officer (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

Vistra Asset Company LLC	Sole Member

/s/ Ashley A. Burton
Name: Ashley A. Burton
Title: Assistant Secretary

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irving, State of Texas on July 20, 2018.

Wise-Fuels Pipeline, Inc.

By:	/s/ Curtis A. Morgan
Name: Curtis A. Morgan
Title: President and Chief Executive Officer

SIGNATURES AND POWER OF ATTORNEY

Each person whose signature appears below authorizes Curtis A. Morgan, J. William Holden and Stephanie Zapata Moore, or any of them, as his or her attorney in fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement (and any additional registration statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)), and to file the same, with all the exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, as the case may be, which amendments may make such changes in such registration statement, as the case may be, as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever, which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on July 20, 2018:

Signatures	Title

/s/ Curtis A. Morgan Curtis A. Morgan	President, Chief Executive Officer and Director (Principal Executive Officer)

/s/ J. William Holden J. William Holden	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christy Dobry Christy Dobry	Vice President and Controller (Principal Accounting Officer)

/s/ James A. Burke James A. Burke	Director